UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Caroline Kraus, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	100 Oliver Street
40th Floor
Boston, MA 02110-2605

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: October 31

Date of reporting period: October 31, 2015

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Shareholders is filed herewith.

Goldman Sachs Funds

Annual Report	October 31, 2015

Domestic Equity Insights Funds
Large Cap Growth Insights
Large Cap Value Insights
Small Cap Equity Insights
Small Cap Growth Insights
Small Cap Value Insights
U.S. Equity Insights

Goldman Sachs Domestic Equity Insights Funds

■	LARGE CAP GROWTH INSIGHTS

■	LARGE CAP VALUE INSIGHTS

■	SMALL CAP EQUITY INSIGHTS

■	SMALL CAP GROWTH INSIGHTS

■	SMALL CAP VALUE INSIGHTS

■	U.S. EQUITY INSIGHTS

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1

Market Review	3

Investment Process	5

Portfolio Management Discussion and Performance Summaries	7

Schedules of Investments	44

Financial Statements	68

Financial Highlights	76

Notes to Financial Statements	88

Report of the Independent Registered Public Accounting Firm	112

Other Information	113

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Funds. For additional information concerning the risks applicable to the Funds, please see the Funds’ Prospectus.

The Goldman Sachs Large Cap Growth Insights Fund invests primarily in a broadly diversified portfolio of equity investments in large-capitalization U.S. issuers, including foreign issuers traded in the United States. The Fund’s equity investments will be subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. The Investment Adviser’s use of quantitative models to execute the Fund’s investment strategy may fail to produce the intended result. Different investment styles (e.g., “quantitative” and “growth”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes. The Fund may have a high rate of portfolio turnover, which involves correspondingly greater expenses which must be borne by the Fund, and is also likely to result in short-term capital gains taxable to shareholders.

The Goldman Sachs Large Cap Value Insights Fund invests primarily in a diversified portfolio of equity investments in large-capitalization U.S. issuers, including foreign issuers traded in the United States. The Fund’s equity investments will be subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. The Investment Adviser’s use of quantitative models to execute the Fund’s investment strategy may fail to produce the intended result. Different investment styles (e.g., “quantitative” and “value”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes. The Fund may have a high rate of portfolio turnover, which involves correspondingly greater expenses which must be borne by the Fund, and is also likely to result in short-term capital gains taxable to shareholders.

The Goldman Sachs Small Cap Equity Insights Fund invests primarily in a broadly diversified portfolio of equity investments in small-capitalization U.S. issuers, including foreign issuers traded in the United States. The Fund’s equity investments will be subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. The securities of mid- and small-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. The Investment Adviser’s use of quantitative models to execute the Fund’s investment strategy may fail to produce the intended result. Different investment styles (e.g., “quantitative”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes. The Fund may have a high rate of portfolio turnover, which involves correspondingly greater expenses which must be borne by the Fund, and is also likely to result in short-term capital gains taxable to shareholders.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

The Goldman Sachs Small Cap Growth Insights Fund invests primarily in a broadly diversified portfolio of equity investments in small-capitalization U.S. issuers, including foreign issuers that are traded in the U.S. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. The securities of mid- and small-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. The Investment Adviser’s use of quantitative models to execute the Fund’s investment strategy may fail to produce the intended result. Different investment styles (e.g., “quantitative” and “growth”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes. The Fund may have a high rate of portfolio turnover, which involves correspondingly greater expenses which must be borne by the Fund, and is also likely to result in short-term capital gains taxable to shareholders.

The Goldman Sachs Small Cap Value Insights Fund invests primarily in a broadly diversified portfolio of equity investments in small-capitalization U.S. issuers, including foreign issuers that are traded in the U.S. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. The securities of mid- and small-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. The Investment Adviser’s use of quantitative models to execute the Fund’s investment strategy may fail to produce the intended result. Different investment styles (e.g., “quantitative” and “value”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes. The Fund may have a high rate of portfolio turnover, which involves correspondingly greater expenses which must be borne by the Fund, and is also likely to result in short-term capital gains taxable to shareholders.

The Goldman Sachs U.S. Equity Insights Fund invests primarily in a diversified portfolio of equity investments in U.S. issuers, including foreign issuers traded in the United States. The Fund’s equity investments will be subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/ or general economic conditions. The Investment Adviser’s use of quantitative models to execute the Fund’s investment strategy may fail to produce the intended result. Different investment styles (e.g., “quantitative”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes. The Fund may have a high rate of portfolio turnover, which involves correspondingly greater expenses which must be borne by the Fund, and is also likely to result in short-term capital gains taxable to shareholders.

MARKET REVIEW

Goldman Sachs Domestic Equity Insights Funds

Market Review

During the 12 months ended October 31, 2015 (the “Reporting Period”), U.S. equities advanced, as the U.S. economy generally withstood global economic weakness. Mergers and acquisitions activity and the drop in oil and other commodity prices were also dominant themes.

U.S. equities started the Reporting Period strongly, generating relatively robust returns into the end of 2014, benefiting from the improvement of the U.S. economy compared to those of most other developed markets countries. U.S. stock performance was also supported by significant merger and acquisition activity, which continued into 2015 and through the end of the Reporting Period, particularly in the information technology and health care sectors.

Although the U.S. economy encountered a weak patch during the first quarter of 2015, it rebounded in the second calendar quarter, expanding at a 3.7% rate. Importantly, the unemployment rate continued to fall, and the housing market improved. While consumer spending was slightly softer than expected early in the Reporting Period, it gained momentum during the spring of 2015 amid good retail sales growth, which reflected a broadening of consumer spending.

Global equity market volatility heated up during the summer of 2015 and affected U.S. equity performance. Greece teetered on the brink of financial collapse, while the domestic Chinese equity market began a dramatic correction. Further weakening of Chinese economic data and the devaluation of its renminbi weighed on stock markets around the globe. However, U.S equities rebounded in October 2015 on easing concerns about global economic growth and indications of continued monetary easing by several central banks.

Slower economic growth in China also led to worries about the demand for many commodities, including oil. The West Texas Intermediate (“WTI”) crude oil benchmark price, which had stood at a high of $107 a barrel in June 2014, fell rather steadily during the Reporting Period to a low of $43 a barrel in March 2015 before rebounding to almost $60 a barrel and stabilizing at slightly less than $45 a barrel for much of the summer and fall of 2015. Other commodity prices also weakened.

Throughout the Reporting Period, market participants speculated about the timing of a potential short-term rate hike by the Federal Reserve (the “Fed”). However, the Fed left rates unchanged during the Reporting Period.

For the Reporting Period overall, the S&P 500® Index returned 5.20%, with six of the 10 sectors in the Index generating positive returns. The consumer discretionary (+20.27%) and information technology (+10.96%) sectors performed best. The consumer discretionary sector was the largest positive contributor (measured by weight times performance) to S&P 500® Index returns. Energy was the weakest performing sector, with a return of -18.57% during the Reporting Period.

In terms of market capitalization, large-cap stocks outperformed small-cap stocks. The Russell 2000® Index, which measures the small-cap universe, returned 0.34% during the Reporting Period. In the style arena, growth stocks outperformed value stocks overall. The Russell 1000® Growth Index, representing large-cap growth stocks, climbed 9.18%, while the Russell 1000® Value Index, representing large-cap value stocks, rose 0.53% during the Reporting Period.

MARKET REVIEW

Looking Ahead

At the end of the Reporting Period, we continued to believe that less expensive stocks should outpace more expensive stocks. In addition, we expected stocks with good momentum to outperform those with poor momentum. We plan to focus on seeking companies about which fundamental research analysts are becoming more positive as well as profitable companies with sustainable earnings and a track record of using their capital to enhance shareholder value. As such, we anticipate remaining fully invested, with long-term performance likely to be the result of stock selection rather than sector or capitalization allocations.

We stand behind our investment philosophy that sound economic investment principles, coupled with a disciplined quantitative approach, can provide strong, uncorrelated returns over the long term. Our research agenda is robust, and we continue to enhance our existing models, add new proprietary forecasting signals and improve our trading execution as we seek to provide the most value to our shareholders.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

What Differentiates Goldman Sachs’

Domestic Equity Insights Funds Investment Process?

At Goldman Sachs Asset Management, L.P. (“GSAM”), Equity Insights combines traditional fundamental analysis with sophisticated quantitative modeling. Our approach is not unlike that of a more traditional active manager: we look at fundamental investment themes that have been effective historically in forecasting excess returns of stocks. However, where we differ from traditional managers is that we seek to rigorously test every potential research theme or signal to verify whether they have shown consistent predictive ability across a wide variety of stocks in different time periods and under different market conditions.

■	Comprehensive – We calculate expected excess returns for more than 10,000 stocks on a daily basis.

■	Rigorous – We evaluate stocks based on fundamental investment criteria that have outperformed historically.

■	Objective – Our stock selection process is free from the emotion that may lead to biased investment decisions.

■	Our computer optimization process allocates risk to our high conviction investment ideas and constructs funds that strive to neutralize systematic risks and deliver better returns.

■	We use a proprietary risk model that is designed to be more precise, more focused and faster to respond because it seeks to identify, track and manage risk specific to our process, using daily data.

Fully invested, well-diversified portfolio that seeks to:

■	Maintain style, sector, risk and capitalization characteristics similar to the benchmark.

■	Offer broad access to a clearly defined equity universe.

■	Generate excess returns that are positive, consistent and repeatable.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Enhancements Made to Proprietary Quantitative Model during the 12-Month Period Ended October 31, 2015

We continuously look for ways to improve our investment process. Accordingly, we introduced a number of enhancements to our proprietary quantitative model during the 12-month period ended October 31, 2015.

We implemented an enhancement to our Valuation theme to evaluate energy companies’ reserves. Energy reserves are not capitalized on the balance sheet, so we believe reserve-based valuation metrics provide a more accurate picture of the intrinsic value of an energy company. We also implemented an enhancement to our Momentum theme, evaluating price pressures created through consistent trade imbalances between buyers and sellers. In certain instances, traders may push prices as they engage in end-of-day hedging, inventory management and index trading. Such activities, when persistent, can create buying and selling opportunities as stock prices revert to long-term views.

Additionally, we made three enhancements to our Sentiment theme. The first enhancement was the introduction of a signal that analyzes short selling of stocks in order to gain a more comprehensive understanding of investor views about potential future price declines. We analyze more than 9,000 stocks on a daily basis to identify companies with large, “fresh” short positions that may indicate negative return expectations. The second enhancement uses the credit default swap (“CDS”) spread of a company as an early indicator of potential stock price swings. We use data on single-name CDS spreads for more than 300 companies on a daily basis to arrive at our views. The third enhancement was a signal that uses stock options data of a company as a potential indicator of stock mispricing. Due to fewer restrictions on leverage and short-selling, options markets typically incorporate information more efficiently than equity markets. Because of the broad availability of options data on U.S. equities, we can form views on the majority of stocks in our investment universe using this signal. We also enhanced our Profitability theme by introducing a signal that analyzes web traffic data of companies to provide an insight into future revenues. We analyze this information for more than 1,700 stocks, spanning across various sectors.

In addition, we expanded the scope of signals within our global linkages theme. We extended an economic linkage signal, which analyzes patent data, from the U.S. and Japan to Europe. We analyze more than 3.5 million patents globally to establish the economic linkages between companies in various industries. We believe these linkages help predict price movements across similar companies more accurately.

PORTFOLIO RESULTS

Goldman Sachs Large Cap Growth Insights Fund

Investment Objective

The Fund seeks long-term growth of capital, with dividend income as a secondary consideration.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Large Cap Growth Insights Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2015 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service, IR and R Shares generated average annual total returns, without sales charges, of 7.96%, 7.12%, 8.41%, 7.88%, 8.21% and 7.73%, respectively. These returns compare to the 9.18% average annual total return of the Fund’s benchmark, the Russell 1000® Growth Index (with dividends reinvested) (the “Index”), during the same period.

During the period from their inception on July 31, 2015 through October 31, 2015, the Fund’s Class R6 Shares generated a cumulative total return, without sales charges, of -0.17% compared to the -0.51% cumulative total return of the Index.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, the Fund benefited from stock selection driven by our quantitative model, with four of our quantitative model’s six investment themes contributing positively to relative returns. However, the Fund underperformed the Index, largely due to the underperformance of our Valuation investment theme. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value.

Q	What impact did the Fund’s investment themes have on performance during the Reporting Period?

A	In keeping with our investment approach, we use our quantitative model and six investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes have historically had a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is expected to provide a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, four of our six investment themes contributed positively to the Fund’s relative returns. Sentiment, which reflects selected investment views and decisions of individuals and financial intermediaries, was our best performing theme. Momentum, Quality and Profitability also added to relative results. The Momentum theme seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies. The Quality theme seeks to assess both firm and management quality. The Profitability theme seeks to assess whether a company is earning more than its cost of capital.

Valuation detracted from relative performance. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value.

Management had a neutral impact on relative returns during the Reporting Period. The Management theme seeks to assess the characteristics, policies and strategic decisions of company management.

PORTFOLIO RESULTS

Q	How did the Fund’s sector and industry allocations affect relative performance?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making sector or industry bets. Consequently, the Fund is similar to the Index in terms of its sector and industry allocations and style. Changes in its sector or industry weights generally do not have a meaningful impact on relative performance. That said, the contribution overall of the Fund’s industry exposures dampened relative performance during the Reporting Period. Though its industry weightings did not change substantially from prior periods, the Fund was hurt by its overweight positions relative to the Index in the petroleum and pharmaceutical industries, both of which declined during the Reporting Period. Its underweight positions in the semiconductor and internet retail industries, which rallied during the Reporting Period, also hurt relative returns.

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A	We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. At the same time, we strive to maintain a risk profile similar to the Index. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on our investment themes. For example, the Fund aims to hold a basket of stocks with better Momentum characteristics than the benchmark.

During the Reporting Period, security selection overall added to the Fund’s relative performance. Investments in the energy, industrials and consumer discretionary sectors contributed positively, while stock picks in the information technology, materials and consumer staples sectors hampered relative results.

Q	Which individual stock positions contributed most to the Fund’s relative returns during the Reporting Period?

A	The Fund benefited from overweight positions in petroleum refiners Tesoro and Valero Energy and in airline holding company Alaskan Air Group. Our positive views on Valuation and Sentiment led to the Fund’s overweight in Tesoro. The Fund was overweight Valero Energy as a result of our positive views on Quality and Momentum. We adopted the overweight in Alaskan Air Group because of our positive views on Sentiment and Momentum.

Q	Which individual stock positions detracted most from the Fund’s results during the Reporting Period?

A	The Fund was hampered by its overweight positions in Rackspace Hosting and Netapp as well as by its underweight position in Amazon.com. We chose to overweight cloud computing company Rackspace Hosting and computer storage and data management company Netapp because of our positive views on Quality and Valuation. The Fund was underweight online retailer Amazon.com due to our negative views on Quality and Sentiment.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used financial futures contracts to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of financial futures contracts.

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight the energy, financials and health care sectors relative to the Index. Compared to the Index, the Fund was underweight the industrials, consumer discretionary and information technology sectors. The Fund was relatively neutral compared to the Index in the telecommunication services, utilities, consumer staples and materials sectors at the end of the Reporting Period.

FUND BASICS

Large Cap Growth Insights Fund

as of October 31, 2015

PERFORMANCE REVIEW
November 1, 2014–October 31, 2015	Fund Total Return (based on NAV)[1]	Russell 1000® Growth Index[2]
Class A	7.96%	9.18%
Class C	7.12	9.18
Institutional	8.41	9.18
Service	7.88	9.18
Class IR	8.21	9.18
Class R	7.73	9.18

July 31, 2015–October 31, 2015	Fund Total Return (based on NAV)[1]	Russell 1000® Growth Index[2]
Class R6	-0.17%	-0.51%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 1000® Growth Index (with dividends reinvested) is an unmanaged market capitalization weighted index of the 1000 largest U.S. companies with higher price-to-book ratios and higher forecasted growth values. The figures for the Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 9/30/15	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-3.94%	13.92%	5.47%	4.88%	5/1/97
Class C	-0.08	14.37	5.26	3.54	8/15/97
Institutional	2.07	15.69	6.50	5.62	5/1/97
Service	1.58	15.11	5.99	5.10	5/1/97
Class IR	1.89	15.51	N/A	6.24	11/30/07
Class R6	N/A	N/A	N/A	-8.41	7/31/15
Class R	1.38	14.94	N/A	5.73	11/30/07

[3]	The Standardized Total Returns are average annual or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR, Class R6 and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.96%	1.20%
Class C	1.71	1.95
Institutional	0.56	0.80
Service	1.06	1.30
Class IR	0.71	0.97
Class R6	0.54	0.78
Class R	1.21	1.45

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 31, 2016, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 10/31/15[5]
Holding	% of Net Assets	Line of Business
Apple, Inc.	7.3%	Computers & Peripherals
Verizon Communications, Inc.	2.5	Diversified Telecommunication Services
The Home Depot, Inc.	2.4	Specialty Retail
PepsiCo., Inc.	2.4	Beverages
Comcast Corp. Class A	2.2	Media
Amazon.com, Inc.	2.1	Internet & Catalog Retail
Amgen, Inc.	2.0	Biotechnology
Altria Group, Inc.	2.0	Tobacco
Facebook, Inc. Class A	2.0	Internet Software & Services
Alphabet, Inc. Class A	1.9	Internet Software & Services

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of October 31, 2015

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments represent repurchase agreements. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS LARGE CAP GROWTH INSIGHTS FUND

Performance Summary

October 31, 2015

The following graph shows the value, as of October 31, 2015, of a $1,000,000 investment made on November 1, 2005 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000® Growth Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Service, Class IR, Class R and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Large Cap Growth Insights Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, including any applicable sales charges, with distributions reinvested, from November 1, 2005 through October 31, 2015.

Average Annual Total Return through October 31, 2015	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced May 1, 1997)
Excluding sales charges	7.96%	16.00%	7.17%	8.65%
Including sales charges	2.00%	14.70%	6.57%	8.39%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	7.12%	15.14%	6.36%	4.01%
Including contingent deferred sales charges	6.12%	15.14%	6.36%	4.01%

Institutional Class (Commenced May 1, 1997)	8.41%	16.47%	7.62%	8.98%

Service Class (Commenced May 1, 1997)	7.88%	15.89%	7.07%	8.57%

Class IR (Commenced November 30, 2007)	8.21%	16.28%	N/A	7.33%

Class R (Commenced November 30, 2007)	7.73%	15.72%	N/A	6.82%

Class R6 (Commenced July 31, 2015)	N/A	N/A	N/A	-0.17%*

*	Total return for periods of less than one year represents cumulative total return.

PORTFOLIO RESULTS

Goldman Sachs Large Cap Value Insights Fund

Investment Objective

The Fund seeks long-term growth of capital and dividend income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Large Cap Value Insights Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2015 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service, IR and R Shares generated average annual total returns, without sales charges, of 1.82%, 1.11%, 2.24%, 1.77%, 2.14% and 1.56%, respectively. These returns compare to the 0.53% average annual total return of the Fund’s benchmark, the Russell 1000® Value Index (with dividends reinvested) (the “Index”), during the same period.

During the period from their inception on July 31, 2015 through October 31, 2015, the Fund’s Class R6 Shares generated a cumulative total return, without sales charges, of -1.41% compared to the -1.91% cumulative total return of the Index.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, the Fund benefited from stock selection driven by our quantitative model and four of its six investment themes.

Q	What impact did the Fund’s investment themes have on performance during the Reporting Period?

A	In keeping with our investment approach, we use our quantitative model and six investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes have historically had a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is expected to provide a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, four of our six investment themes contributed positively to relative performance. Momentum was our best performing theme. The Momentum theme seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies. Sentiment, Quality and Profitability also enhanced relative results. The Sentiment theme reflects selected investment views and decisions of individuals and financial intermediaries. The Quality theme seeks to assess both firm and management quality. The Profitability theme seeks to assess whether a company is earning more than its cost of capital.

Valuation detracted from relative results. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value.

The impact of our Management theme on relative performance was neutral during the Reporting Period. The Management theme seeks to assess the characteristics, policies and strategic decisions of company management.

Q	How did the Fund’s sector and industry allocations affect relative performance?

A

In constructing the Fund’s portfolio, we focus on picking stocks rather than on making sector or industry bets. Consequently, the Fund is similar to the Index in terms of its sector and industry allocations and its style. Changes in its

PORTFOLIO RESULTS

sector or industry weights generally do not have a meaningful impact on relative performance.

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A	We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. At the same time, we strive to maintain a risk profile similar to the Index. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on our investment themes. For example, the Fund aims to hold a basket of stocks with better Momentum characteristics than the benchmark.

During the Reporting Period, security selection overall added to the Fund’s relative performance. Stock picks in the energy, industrials and financials sectors contributed positively. Investments in the health care, telecommunication services and utilities sectors detracted from results.

Q	Which individual stock positions contributed most to the Fund’s relative returns during the Reporting Period?

A	The Fund benefited from overweight positions in Cameron International, Tesoro and Valero Energy. Our positive views on Sentiment and Quality led us to overweight Cameron International, a provider of flow equipment products, systems and services to the oil, gas and process industries. The Fund was overweight petroleum refiner Tesoro due to our positive views on Valuation and Sentiment. We assumed the overweight in petroleum refiner Valero Energy because of our positive views on Quality and Momentum.

Q	Which individual stock positions detracted most from the Fund’s results during the Reporting Period?

A	The Fund was hurt during the Reporting Period by an overweight in telecommunications company CenturyLink as well as by underweight positions in semiconductor maker Intel and snack food company Mondelez International. We chose to overweight CenturyLink as a result of our positive views on Quality and Valuation. The Fund was underweight Intel because of our negative views on Profitability, while the underweight in Mondelez International was due to our negative views on Quality.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used financial futures contracts to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of financial futures contracts.

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight the consumer discretionary, health care and materials sectors relative to the Index. Compared to the Index, the Fund was underweight the utilities, information technology and industrials sectors. The Fund was relatively neutral compared to the Index in the consumer staples, energy, telecommunication services and financials sectors at the end of the Reporting Period.

FUND BASICS

Large Cap Value Insights Fund

as of October 31, 2015

PERFORMANCE REVIEW
November 1, 2014–October 31, 2015	Fund Total Return (based on NAV)[1]	Russell 1000® Value Index[2]
Class A	1.82%	0.53%
Class C	1.11	0.53
Institutional	2.24	0.53
Service	1.77	0.53
Class IR	2.14	0.53
Class R	1.56	0.53

July 31, 2015–October 31, 2015
Class R6	-1.41%	-1.91%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 1000® Value Index (with dividends reinvested) is an unmanaged market capitalization weighted index of the 1000 largest U.S. companies with lower price-to-book ratios and lower forecasted growth values. The figures for the Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 9/30/15	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-8.86%	11.49%	3.77%	4.44%	12/31/98
Class C	-5.26	11.93	3.58	4.01	12/31/98
Institutional	-3.21	13.22	4.78	5.20	12/31/98
Service	-3.68	12.65	4.26	4.69	12/31/98
Class IR	-3.37	13.05	N/A	3.87	11/30/07
Class R6	N/A	N/A	N/A	-8.93	7/31/15
Class R	-3.81	12.50	N/A	3.37	11/30/07

[3]	The Standardized Total Returns are average annual or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR, Class R6 and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.96%	1.14%
Class C	1.71	1.89
Institutional	0.56	0.74
Service	1.06	1.24
Class IR	0.71	0.88
Class R6	0.54	0.72
Class R	1.21	1.39

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 31, 2016, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 10/31/15[5]
Holding	% of Net Assets	Line of Business
Pfizer, Inc.	3.0%	Pharmaceuticals
Bank of America Corp.	2.4	Commercial Banks
JPMorgan Chase & Co.	2.4	Commercial Banks
Exxon Mobil Corp.	2.4	Oil, Gas & Consumable Fuels
Citigroup, Inc.	2.1	Commercial Banks
Cisco Systems, Inc.	2.0	Communications Equipment
General Electric Co.	1.9	Industrial Conglomerates
Johnson & Johnson	1.9	Pharmaceuticals
Abbott Laboratories	1.7	Health Care Equipment & Supplies
Wells Fargo & Co.	1.4	Commercial Banks

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of October 31, 2015

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 0.4% of the Fund’s net assets as of October 31, 2015. Short-term investments represent repurchase agreements. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS LARGE CAP VALUE INSIGHTS FUND

Performance Summary

October 31, 2015

The following graph shows the value, as of October 31, 2015, of a $1,000,000 investment made on November 1, 2005 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000® Value Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Service, Class IR, Class R and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Large Cap Value Insights Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, including any applicable sales charges, with distributions reinvested, from November 1, 2005 through October 31, 2015.

Average Annual Total Return through October 31, 2015	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced December 31, 1998)
Excluding sales charges	1.82%	13.89%	5.44%	5.26%
Including sales charges	-3.77%	12.61%	4.84%	4.90%

Class C (Commenced December 31, 1998)
Excluding contingent deferred sales charges	1.11%	13.06%	4.66%	4.47%
Including contingent deferred sales charges	0.11%	13.06%	4.66%	4.47%

Institutional Class (Commenced December 31, 1998)	2.24%	14.37%	5.87%	5.67%

Service Class (Commenced December 31, 1998)	1.77%	13.78%	5.34%	5.15%

Class IR (Commenced November 30, 2007)	2.14%	14.20%	N/A	4.87%

Class R (Commenced November 30, 2007)	1.56%	13.61%	N/A	4.36%

Class R6 (Commenced July 31, 2015)	N/A	N/A	N/A	-1.41%*

*	Total return for periods of less than one year represents cumulative total return.

PORTFOLIO RESULTS

Goldman Sachs Small Cap Equity Insights Fund

Investment Objective

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Small Cap Equity Insights Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2015 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service, IR and R Shares generated average annual total returns, without sales charges, of 4.66%, 3.89%, 5.13%, 4.56%, 4.99% and 4.45%, respectively. These returns compare to the 0.34% average annual total return of the Fund’s benchmark, the Russell 2000® Index (with dividends reinvested) (the “Index”), during the same period.

During the period from their inception on July 31, 2015 through October 31, 2015, the Fund’s Class R6 Shares generated a cumulative total return, without sales charges, of -1.88% compared to the -5.86% cumulative total return of the Index.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, the Fund benefited from stock selection driven by our quantitative model and four of its six investment themes.

Q	What impact did the Fund’s investment themes have on performance during the Reporting Period?

A	In keeping with our investment approach, we use our quantitative model and six investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes have historically had a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is expected to provide a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, four of our six investment themes added to the Fund’s relative returns — Sentiment, Quality, Momentum and Profitability. The Sentiment theme reflects selected investment views and decisions of individuals and financial intermediaries. The Quality theme seeks to assess both firm and management quality. The Momentum theme seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies. The Profitability theme seeks to assess whether a company is earning more than its cost of capital.

Valuation and Management detracted from relative performance. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. The Management theme seeks to assess the characteristics, policies and strategic decisions of company management.

Q	How did the Fund’s sector and industry allocations affect relative performance?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making sector or industry bets. Consequently, the Fund is similar to the Index in terms of its sector and industry allocations and its style. Changes in its sector or industry weights generally do not have a meaningful impact on relative performance.

PORTFOLIO RESULTS

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A	We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. At the same time, we strive to maintain a risk profile similar to the Index. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on our investment themes. For example, the Fund aims to hold a basket of stocks with better Momentum characteristics than the benchmark.

During the Reporting Period, security selection overall contributed positively to the Fund’s relative performance, with investments in the industrials, health care and energy sectors adding to results. Stock selection in only one sector — utilities — detracted from relative returns.

Q	Which individual stock positions contributed most to the Fund’s relative returns during the Reporting Period?

A	The Fund benefited from overweight positions in Dyax, Cash America International and NPS Pharmaceuticals. We assumed the overweight in biopharmaceutical company Dyax based on our positive views on Sentiment and Profitability. The Fund was overweight Cash America International, a pawn shop retailer that also provides check cashing services and payday loans, because of our positive views on Quality and Valuation. The overweight in drug maker NPS Pharmaceuticals was the result of our positive views on Momentum and Valuation.

Q	Which individual stock positions detracted most from the Fund’s results during the Reporting Period?

A	Fund performance was hampered by overweight positions in oilfield services provider Pioneer Energy Services, biopharmaceutical company Anacor Pharmaceuticals and independent power producer Talen Energy. We adopted the overweight in Pioneer Energy Services due to our positive views on Quality, Profitability and Valuation. The overweight in Anacor Pharmaceutical was the result of our positive views on Valuation and Quality, while the Fund was overweight Talen Energy because of our positive views of Momentum and Quality.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used financial futures contracts to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of financial futures contracts.

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight the industrials, energy, and materials relative to the Index. Compared to the Index, the Fund was underweight the utilities, information technology, financials and consumer staples sectors. The Fund was relatively neutral compared to the Index in the consumer discretionary, health care and telecommunication services sectors at the end of the Reporting Period.

FUND BASICS

Small Cap Equity Insights Fund

as of October 31, 2015

PERFORMANCE REVIEW
November 1, 2014–October 31, 2015	Fund Total Return (based on NAV)[1]	Russell 2000® Index[2]
Class A	4.66%	0.34%
Class C	3.89	0.34
Institutional	5.13	0.34
Service	4.56	0.34
Class IR	4.99	0.34
Class R	4.45	0.34

July 31, 2015–October 31, 2015
Class R6	-1.88%	-5.86%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 2000® Index (with dividends reinvested) is an unmanaged index of common stock prices that measures the performance of the 2000 smallest companies in the Russell 3000® Index. The figures for the Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 9/30/15	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-1.61%	10.79%	3.75%	5.72%	8/15/97
Class C	2.38	11.21	3.56	5.27	8/15/97
Institutional	4.56	12.50	4.76	6.47	8/15/97
Service	3.99	11.92	4.23	5.94	8/15/97
Class IR	4.39	12.34	N/A	6.49	11/30/07
Class R6	N/A	N/A	N/A	-8.90	7/31/15
Class R	3.87	11.77	N/A	5.97	11/30/07

[3]	The Standardized Total Returns are average annual total or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR, Class R6 and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.27%	1.51%
Class C	2.02	2.26
Institutional	0.87	1.11
Service	1.37	1.60
Class IR	1.02	1.24
Class R6	0.85	1.09
Class R	1.52	1.76

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 31, 2016, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 10/31/15[5]
Holding	% of Net Assets	Line of Business
CubeSmart	0.9%	Real Estate Investment Trusts
Berry Plastics Group, Inc.	0.9	Containers & Packaging
Cavco Industries, Inc.	0.9	Household Durables
Anacor Pharmaceuticals, Inc.	0.8	Biotechnology
EMCOR Group, Inc.	0.8	Construction & Engineering
DCT Industrial Trust, Inc.	0.8	Real Estate Investment Trusts
Cash America International, Inc.	0.8	Consumer Finance
Cooper Tire & Rubber Co.	0.8	Auto Components
Korn/Ferry International	0.8	Professional Services
OSI Systems, Inc.	0.8	Electronic Equipment, Instruments & Components

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of October 31, 2015

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 2.1% of the Fund’s net assets as of October 31, 2015. Short-term investments represent repurchase agreements. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Performance Summary

October 31, 2015

The following graph shows the value, as of October 31, 2015, of a $1,000,000 investment made on November 1, 2005 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 2000® Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Service, Class IR, Class R and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Small Cap Equity Insights Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, including any applicable sales charges, with distributions reinvested, from November 1, 2005 through October 31, 2015.

Average Annual Total Return through October 31, 2015	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced August 15, 1997)
Excluding sales charges	4.66%	12.35%	5.41%	6.45%
Including sales charges	-1.09%	11.08%	4.82%	6.12%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	3.89%	11.52%	4.63%	5.67%
Including contingent deferred sales charges	2.89%	11.52%	4.63%	5.67%

Institutional Class (Commenced August 15, 1997)	5.13%	12.82%	5.84%	6.87%

Service Class (Commenced August 15, 1997)	4.56%	12.23%	5.30%	6.34%

Class IR (Commenced November 30, 2007)	4.99%	12.65%	N/A	7.41%

Class R (Commenced November 30, 2007)	4.45%	12.09%	N/A	6.90%

Class R6 (Commenced July 31, 2015)	N/A	N/A	N/A	-1.88%*

*	Total return for periods of less than one year represents cumulative total return.

PORTFOLIO RESULTS

Goldman Sachs Small Cap Growth Insights Fund

Investment Objective

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Small Cap Growth Insights Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2015 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R Shares generated average annual total returns, without sales charges, of 5.95%, 5.18%, 6.39%, 6.24% and 5.67%, respectively. These returns compare to the 3.52% average annual total return of the Fund’s benchmark, the Russell 2000® Growth Index (with dividends reinvested) (the “Index”), during the same period.

During the period from their inception on July 31, 2015 through October 31, 2015, the Fund’s Class R6 Shares generated a cumulative total return, without sales charges, of -4.03% compared to the -8.50% cumulative total return of the Index.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, the Fund benefited from stock selection driven by our quantitative model and four of its six investment themes.

Q	What impact did the Fund’s investment themes have on performance during the Reporting Period?

A	In keeping with our investment approach, we use our quantitative model and six investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes have historically had a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is expected to provide a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, four of our six investment themes contributed positively to the Fund’s relative returns. Sentiment and Quality were our best performing themes. The Sentiment theme reflects selected investment views and decisions of individuals and financial intermediaries. The Quality theme seeks to assess both firm and management quality. Momentum and Profitability also added to the Fund’s relative results. The Momentum theme seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies. The Profitability theme seeks to assess whether a company is earning more than its cost of capital.

Valuation detracted from relative results during the Reporting Period. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value.

Our Management theme had a neutral impact on relative performance during the Reporting Period. The Management theme seeks to assess the characteristics, policies and strategic decisions of company management.

Q	How did the Fund’s sector and industry allocations affect relative performance?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making sector or industry bets. Consequently, the Fund is similar to the Index in terms of its sector and industry allocations and style. Changes in its sector or industry weights generally do not have a meaningful impact on relative performance.

PORTFOLIO RESULTS

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A	We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. At the same time, we strive to maintain a risk profile similar to the Index. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on our investment themes. For example, the Fund aims to hold a basket of stocks with better Momentum characteristics than the benchmark.

During the Reporting Period, security selection overall contributed positively to the Fund’s relative performance. Investments in the industrials, health care and energy sectors added to relative results. Stock selection in only one sector — utilities — detracted from relative returns.

Q	Which individual stock positions contributed most to the Fund’s relative returns during the Reporting Period?

A	The Fund benefited from overweight positions in Dyax, Thoratec and Hawaiian Holdings. We adopted the overweight in biopharmaceutical company Dyax because of our positive views on Sentiment and Profitability. The Fund was overweight medical device manufacturer Thoratec based on our positive views on Valuation and Momentum. Our positive views on Profitability and Valuation led us to overweight Hawaiian Holdings, the holding company for Hawaiian Airlines.

Q	Which individual stock positions detracted most from the Fund’s results during the Reporting Period?

A	The Fund was hurt by underweight positions in biopharmaceutical companies Novavax and Synageva BioPharma during the Reporting Period. An overweight in Bill Barrett, a natural gas and oil exploration company, also detracted from relative returns. We chose to underweight Novavax because of our negative views on Momentum and Sentiment, while the underweight in Synageva BioPharma was due to our negative views on Sentiment and Quality. The Fund was overweight Bill Barrett as a result of our positive views on Quality.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used financial futures contracts to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of financial futures contracts.

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight the industrials, energy and materials sectors relative to the Index. Compared to the Index, the Fund was underweight the information technology, consumer staples and consumer discretionary sectors. The Fund was relatively neutral compared to the Index in the financials, utilities, telecommunication services and health care sectors at the end of the Reporting Period.

FUND BASICS

Small Cap Growth Insights Fund

as of October 31, 2015

PERFORMANCE REVIEW
November 1, 2014–October 31, 2015	Fund Total Return (based on NAV)[1]	Russell 2000® Growth Index[2]
Class A	5.95%	3.52%
Class C	5.18	3.52
Institutional	6.39	3.52
Class IR	6.24	3.52
Class R	5.67	3.52

July 31, 2015–October 31, 2015
Class R6	-4.03%	-8.50%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 2000® Growth Index (with dividends reinvested) is an unmanaged index of common stock prices that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 9/30/15	One Year	Five Years	Since Inception	Inception Date
Class A	-1.65%	12.76%	5.06%	6/25/07
Class C	2.30	13.19	4.99	6/25/07
Institutional	4.51	14.49	6.21	6/25/07
Class IR	4.34	14.32	7.67	11/30/07
Class R6	N/A	N/A	-10.77	7/31/15
Class R	3.81	13.75	7.12	11/30/07

[3]	The Standardized Total Returns are average annual or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR, Class R6 and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.28%	1.87%
Class C	2.03	2.62
Institutional	0.88	1.48
Class IR	1.03	1.63
Class R6	0.86	1.46
Class R	1.52	2.10

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 31, 2016, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 10/31/15[5]
Holding	% of Net Assets	Line of Business
Manhattan Associates, Inc.	1.2%	Software
Tyler Technologies, Inc.	1.2	Software
Anacor Pharmaceuticals, Inc.	1.1	Biotechnology
West Pharmaceutical Services, Inc.	1.0	Health Care Equipment & Supplies
CubeSmart	1.0	Real Estate Investment Trusts
WellCare Health Plans, Inc.	1.0	Health Care Providers & Services
Dyax Corp.	0.9	Biotechnology
Berry Plastics Group, Inc.	0.9	Containers & Packaging
Fair Isaac Corp.	0.9	Software
CyrusOne, Inc.	0.9	Real Estate Investment Trusts

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of October 31, 2015

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 2.8% of the Fund’s net assets as of October 31, 2015. Short-term investments represent repurchase agreements. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Performance Summary

October 31, 2015

The following graph shows the value, as of October 31, 2015, of a $1,000,000 investment made on June 25, 2007 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 2000® Growth Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Class IR, Class R and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Small Cap Growth Insights Fund’s Lifetime Performance

Performance of a $1,000,000 Investment, including any applicable sales charges, with distributions reinvested, from June 25, 2007, through October 31, 2015.

Average Annual Total Return through October 31, 2015	One Year	Five Years	Since Inception
Class A (Commenced June 25, 2007)
Excluding sales charges	5.95%	14.32%	6.64%
Including sales charges	0.14%	13.03%	5.92%

Class C (Commenced June 25, 2007)
Excluding contingent deferred sales charges	5.18%	13.47%	5.85%
Including contingent deferred sales charges	4.13%	13.47%	5.85%

Institutional Class (Commenced June 25, 2007)	6.39%	14.78%	7.07%

Class IR (Commenced November 30, 2007)	6.24%	14.61%	8.58%

Class R (Commenced November 30, 2007)	5.67%	14.03%	8.02%

Class R6 (Commenced July 31, 2015)	N/A	N/A	-4.03%*

*	Total return for periods of less than one year represents cumulative total return.

PORTFOLIO RESULTS

Goldman Sachs Small Cap Value Insights Fund

Investment Objective

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Small Cap Value Insights Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2015 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R Shares generated average annual total returns, without sales charges, of 0.53%, -0.21%, 0.93%, 0.76% and 0.27%, respectively. These returns compare to the -2.88% average annual total return of the Fund’s benchmark, the Russell 2000® Value Index (with dividends reinvested) (the “Index”), during the same period.

During the period from their inception on July 31, 2015 through October 31, 2015, the Fund’s Class R6 Shares generated a cumulative total return, without sales charges, of -1.64% compared to the -3.06% cumulative total return of the Index.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, the Fund benefited from stock selection driven by our quantitative model and four of its six investment themes.

Q	What impact did the Fund’s investment themes have on performance during the Reporting Period?

A	In keeping with our investment approach, we use our quantitative model and six investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes have historically had a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is expected to provide a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, four of our six investment themes added to the Fund’s relative returns — Sentiment, Quality, Momentum and Profitability. The Sentiment theme reflects selected investment views and decisions of individuals and financial intermediaries. The Quality theme seeks to assess both firm and management quality. The Momentum theme seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies. The Profitability theme seeks to assess whether a company is earning more than its cost of capital.

Valuation and Management detracted from relative performance. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. The Management theme seeks to assess the characteristics, policies and strategic decisions of company management.

Q	How did the Fund’s sector and industry allocations affect relative performance?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making sector or industry bets. Consequently, the Fund is similar to the Index in terms of its sector and industry allocations and style. Changes in its sector or industry weights generally do not have a meaningful impact on relative performance.

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A	We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think

PORTFOLIO RESULTS

may lag. At the same time, we strive to maintain a risk profile similar to the Index. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on our investment themes. For example, the Fund aims to hold a basket of stocks with better Momentum characteristics than the benchmark.

During the Reporting Period, security selection overall contributed positively to the Fund’s relative performance. Investments in the industrials, consumer discretionary and materials sectors added to relative results. Stock selection in only two sectors — utilities and health care — detracted from relative returns.

Q	Which individual stock positions contributed most to the Fund’s relative returns during the Reporting Period?

A	The Fund benefited from overweight positions in Cash America International, Symetra Financial and Coresite Realty. We assumed the overweight in Cash America International, a pawn shop retailer that also provides check cashing services and payday loans, because of our positive views on Quality and Valuation. Our positive views on Sentiment and Valuation led to the overweight in Symetra Financial, which provides retirement services, employee benefits and life insurance products. The Fund was overweight data center company Coresite Realty due to our positive views on Momentum and Quality.

Q	Which individual stock positions detracted most from the Fund’s results during the Reporting Period?

A	The Fund’s performance was hampered during the Reporting Period by its overweight positions in independent oil and natural gas company Contango Oil & Gas, independent power producer Talen Energy and oilfield services provider Pioneer Energy Services. We chose to overweight Contango Oil & Gas due to our positive views on Valuation and Quality. The Fund was overweight Talen Energy as a result of our positive views on Momentum and Quality. We adopted the overweight in Pioneer Energy Services due to our positive views on Quality and Profitability.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used financial futures contracts to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of financial futures contracts.

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight the industrials, materials and health care sectors relative to the Index. Compared to the Index, the Fund was underweight the utilities, financials and consumer staples sectors. The Fund was relatively neutral compared to the Index in the energy, information technology, consumer discretionary and telecommunication services sectors at the end of the Reporting Period.

FUND BASICS

Small Cap Value Insights Fund

as of October 31, 2015

PERFORMANCE REVIEW
November 1, 2014–October 31, 2015	Fund Total Return (based on NAV)[1]	Russell 2000® Value Index[2]
Class A	0.53%	-2.88%
Class C	-0.21	-2.88
Institutional	0.93	-2.88
Class IR	0.76	-2.88
Class R	0.27	-2.88

July 31, 2015–October 31, 2015
Class R6	-1.64%	-3.06%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 2000® Value Index (with dividends reinvested) is an unmanaged index of common stock prices that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 9/30/15	One Year	Five Years	Since Inception	Inception Date
Class A	-3.90%	9.24%	2.35%	6/25/07
Class C	-0.06	9.66	2.27	6/25/07
Institutional	2.12	10.93	3.49	6/25/07
Class IR	1.96	10.76	5.64	11/30/07
Class R6	N/A	N/A	-7.73	7/31/15
Class R	1.44	10.21	5.15	11/30/07

[3]	The Standardized Total Returns are average annual or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR, Class R6 and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.28%	1.60%
Class C	2.02	2.35
Institutional	0.88	1.21
Class IR	1.03	1.36
Class R6	0.86	1.19
Class R	1.53	1.85

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 31, 2016, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 10/31/15[5]
Holding	% of Net Assets	Line of Business
Investors Bancorp, Inc.	1.0%	Commercial Banks
DCT Industrial Trust, Inc.	0.9	Real Estate Investment Trusts
Umpqua Holdings Corp.	0.9	Commercial Banks
EMCOR Group, Inc.	0.9	Construction & Engineering
Cooper Tire & Rubber Co.	0.9	Auto Components
Cash America International, Inc.	0.9	Consumer Finance
New Jersey Resources Corp.	0.9	Gas Utilities
CVB Financial Corp.	0.9	Commercial Banks
Argo Group International Holdings Ltd.	0.9	Insurance
NETGEAR, Inc.	0.8	Communications Equipment

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of October 31, 2015

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 2.3% of the Fund’s net assets as of October 31, 2015. Short-term investments represent repurchase agreements. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Performance Summary

October 31, 2015

The following graph shows the value, as of October 31, 2015, of a $10,000 investment made on June 25, 2007 (commencement of operations) in Class A Shares (with the maximum sales charge of 5.5%). For comparative purposes, the performance of the Fund’s benchmark, the Russell 2000® Value Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class C, Institutional, Class IR, Class R and Class R6 Shares will vary from Class A Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Small Cap Value Insights Fund’s Lifetime Performance

Performance of a $10,000 Investment, including any applicable sales charges, with distributions reinvested, from June 25, 2007 through October 31, 2015.

Average Annual Total Return through October 31, 2015	One Year	Five Years	Since Inception
Class A (Commenced June 25, 2007)
Excluding sales charges	0.53%	10.76%	3.81%
Including sales charges	-4.99%	9.52%	3.11%

Class C (Commenced June 25, 2007)
Excluding contingent deferred sales charges	-0.21%	9.94%	3.02%
Including contingent deferred sales charges	-1.21%	9.94%	3.02%

Institutional Class (Commenced June 25, 2007)	0.93%	11.20%	4.24%

Class IR (Commenced November 30, 2007)	0.76%	11.03%	6.43%

Class R (Commenced November 30, 2007)	0.27%	10.48%	5.94%

Class R6 (Commenced July 31, 2015)	N/A	N/A	-1.64%*

*	Total return for periods of less than one year represents cumulative total return.

PORTFOLIO RESULTS

Goldman Sachs U.S. Equity Insights Fund

Investment Objective

The Fund seeks long-term growth of capital and dividend income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs U.S. Equity Insights Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2015 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service, IR and R Shares generated average annual total returns, without sales charges, of 3.86%, 3.09%, 4.27%, 3.75%, 4.12% and 3.58%, respectively. These returns compare to the 5.20% average annual total return of the Fund’s benchmark, the S&P 500® Index (with dividends reinvested) (the “Index”), during the same period.

During the period from their inception on July 31, 2015 through October 31, 2015, the Fund’s Class R6 Shares generated a cumulative total return, without sales charges, of -1.37% compared to the -0.63% cumulative total return of the Index.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, the Fund benefited from stock selection driven by our quantitative model, with four of its six investment themes contributing positively to performance. However, the Fund underperformed the Index, largely due to the underperformance of our Valuation investment theme.

Q	What impact did the Fund’s investment themes have on performance during the Reporting Period?

A	In keeping with our investment approach, we use our quantitative model and six investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes have historically had a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is expected to provide a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, four of our six investment themes contributed positively to relative performance. Momentum was our best performing theme. The Momentum theme seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies. Sentiment, Quality and Profitability also added to the Fund’s relative results. The Sentiment theme reflects selected investment views and decisions of individuals and financial intermediaries. The Quality theme seeks to assess both firm and management quality. The Profitability theme seeks to assess whether a company is earning more than its cost of capital.

Valuation detracted from relative returns. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value.

The impact of our Management theme on relative performance was neutral during the Reporting Period. The Management theme seeks to assess the characteristics, policies and strategic decisions of company management.

Q	How did the Fund’s sector and industry allocations affect relative performance?

A

In constructing the Fund’s portfolio, we focus on picking stocks rather than on making sector or industry bets. Consequently, the Fund is similar to the Index in terms of its sector and industry allocations and style. Changes in its

PORTFOLIO RESULTS

sector or industry weights generally do not have a meaningful impact on relative performance. That said, the contribution overall of the Fund’s industry exposures dampened relative performance during the Reporting Period. Though its industry weightings did not change substantially from prior periods, the Fund was hurt by its overweight positions relative to the Index in the petroleum and food staples industries, both of which declined during the Reporting Period. Its underweight positions in the internet retail industry and in Real Estate Investment Trusts (REITs), which rallied during the Reporting Period, also hurt relative returns.

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A	We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. At the same time, we strive to maintain a risk profile similar to the Index. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on our investment themes. For example, the Fund aims to hold a basket of stocks with better Momentum characteristics than the benchmark.

During the Reporting Period, security selection overall added to the Fund’s relative performance. Investments in the energy, industrials and financials sectors contributed positively, while holdings in the information technology, health care and materials sectors detracted from relative returns.

Q	Which individual stock positions contributed most to the Fund’s relative returns during the Reporting Period?

A	The Fund benefited from overweight positions in Tesoro, a petroleum refiner; Lowe’s Companies, a home improvement retailer; and Cameron International, a provider of flow equipment products, systems and services to the oil, gas and process industries. We adopted the overweight in Tesoro as a result of our positive views on Sentiment and Valuation. The overweight positions in Lowe’s Companies and Cameron International were due to our positive views on Quality and Sentiment.

Q	Which individual stock positions detracted most from the Fund’s results during the Reporting Period?

A	The Fund was hampered by overweight positions in telecommunications company CenturyLink and cloud computing company Rackspace Hosting as well as its underweight position in semiconductor maker Intel. Our positive views on Quality and Valuation led us to overweight CenturyLink and Rackspace Hosting. We chose to underweight Intel because of our negative views on Momentum and Quality.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used financial futures contracts to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of financial futures contracts.

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight the consumer discretionary, consumer staples, energy and telecommunication services sectors relative to the Index. Compared to the Index, the Fund was underweight the information technology, industrials, utilities and financials sectors. The Fund was relatively neutral compared to the Index in the health care and materials sectors at the end of the Reporting Period.

FUND BASICS

U.S. Equity Insights Fund

as of October 31, 2015

PERFORMANCE REVIEW
November 1, 2014–October 31, 2015	Fund Total Return (based on NAV)[1]	S&P 500® Index[2]
Class A	3.86%	5.20%
Class C	3.09	5.20
Institutional	4.27	5.20
Service	3.75	5.20
Class IR	4.12	5.20
Class R	3.58	5.20

July 31, 2015–October 31, 2015
Class R6	-1.37%	-0.63%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The S&P 500® Index (with dividends reinvested) is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The figures for the Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 9/30/15	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-6.98%	12.55%	4.84%	7.80	5/24/91
Class C	-3.28	12.98	4.65	4.52	8/15/97
Institutional	-1.17	14.28	5.85	8.14	6/15/95
Service	-1.67	13.72	5.33	6.63	6/07/96
Class IR	-1.32	14.11	N/A	5.15	11/30/07
Class R6	N/A	N/A	N/A	-8.71	7/31/15
Class R	-1.82	13.54	N/A	4.63	11/30/07

[3]	The Standardized Total Returns are average annual or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR, Class R6 and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.97%	1.21%
Class C	1.72	1.96
Institutional	0.57	0.81
Service	1.07	1.31
Class IR	0.72	0.96
Class R6	0.55	0.79
Class R	1.22	1.46

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 31, 2016, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 10/31/15[5]
Holding	% of Net Assets	Line of Business
Apple, Inc.	3.0%	Computers & Peripherals
Johnson & Johnson	2.3	Pharmaceuticals
JPMorgan Chase & Co.	2.1	Commercial Banks
Pfizer, Inc.	2.1	Pharmaceuticals
Verizon Communications, Inc.	2.0	Diversified Telecommunication Services
The Home Depot, Inc.	1.8	Specialty Retail
Comcast Corp. Class A	1.8	Media
PepsiCo., Inc.	1.8	Beverages
Cisco Systems, Inc.	1.8	Communications Equipment
Altria Group, Inc.	1.6	Tobacco

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of October 31, 2015

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 0.1% of the Fund’s net assets as of October 31, 2015. Short-term investments represent repurchase agreements. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS U.S. EQUITY INSIGHTS FUND

Performance Summary

October 31, 2015

The following graph shows the value, as of October 31, 2015, of a $10,000 investment made on November 1, 2005 in Class A Shares (with the maximum sales charge of 5.5%). For comparative purposes, the performance of the Fund’s benchmark, the Standard and Poor’s 500 Index (with dividends reinvested) (“S&P 500® Index”), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class C, Institutional, Service, Class IR, Class R and Class R6 Shares will vary from Class A Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

U.S. Equity Insights Fund’s 10 Year Performance

Performance of a $10,000 Investment, including any applicable sales charges, with distributions reinvested, from November 1, 2005 through October 31, 2015.

Average Annual Total Return through October 31, 2015	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced May 24, 1991)
Excluding sales charges	3.86%	14.61%	6.46%	8.36%
Including sales charges	-1.86%	13.32%	5.86%	8.11%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	3.09%	13.75%	5.67%	4.94%
Including contingent deferred sales charges	2.09%	13.75%	5.67%	4.94%

Institutional Class (Commenced June 15, 1995)	4.27%	15.06%	6.88%	8.52%

Service (Commenced June 7, 1996)	3.75%	14.50%	6.36%	7.02%

Class IR (Commenced November 30, 2007)	4.12%	14.89%	N/A	6.12%

Class R (Commenced November 30, 2007)	3.58%	14.33%	N/A	5.60%

Class R6 (Commenced July 31, 2015)	N/A	N/A	N/A	-1.37%*

*	Total return for periods of less than one year represents cumulative total return.

MARKET REVIEW

Index Definitions

The S&P 500® Index is a U.S. stock market index based on the market capitalizations of 500 large companies having common stock listed on the New York Stock Exchange or NASDAQ. The S&P 500® Index components and their weightings are determined by S&P Dow Jones Indices.

The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® Index represents approximately 92% of the U.S. market. It is constructed to provide a comprehensive and unbiased barometer for the large-cap segment.

The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000® Value Index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment.

The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment.

The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer.

The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000® Growth Index is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment.

The Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000® Value Index is constructed to provide a comprehensive and unbiased barometer for the small-cap value segment.

GOLDMAN SACHS LARGE CAP GROWTH INSIGHTS FUND

Schedule of Investments

October 31, 2015

Shares	Description	Value

Common Stocks – 97.0%
Aerospace & Defense – 1.1%
72,567	BE Aerospace, Inc.	$3,407,020
23,005	Huntington Ingalls Industries, Inc.	2,759,220
55,338	Spirit AeroSystems Holdings, Inc. Class A*	2,918,526

		9,084,766

Airlines – 2.0%
89,930	Alaska Air Group, Inc.	6,857,162
122,365	Delta Air Lines, Inc.	6,221,037
107,402	JetBlue Airways Corp.*	2,667,866

		15,746,065

Auto Components – 0.8%
23,461	Delphi Automotive PLC	1,951,720
32,847	Lear Corp.	4,107,846

		6,059,566

Beverages – 3.7%
79,192	Coca-Cola Enterprises, Inc.	4,065,717
12,194	Constellation Brands, Inc. Class A	1,643,751
4,662	Dr. Pepper Snapple Group, Inc.	416,643
183,147	PepsiCo., Inc.	18,715,792
101,682	The Coca-Cola Co.	4,306,233

		29,148,136

Biotechnology – 9.1%
117,608	AbbVie, Inc.	7,003,556
59,343	Alkermes PLC*	4,267,949
101,308	Amgen, Inc.	16,024,899
22,417	Biogen, Inc.*	6,512,363
78,415	Celgene Corp.*	9,622,305
131,418	Gilead Sciences, Inc.	14,210,228
19,879	Incyte Corp.*	2,336,379
83,950	Isis Pharmaceuticals, Inc.*	4,042,192
32,069	Medivation, Inc.*	1,348,822
45,836	United Therapeutics Corp.*	6,720,933

		72,089,626

Capital Markets – 2.1%
3,217	Affiliated Managers Group, Inc.*	579,897
78,837	Ameriprise Financial, Inc.	9,094,636
30,005	NorthStar Asset Management Group, Inc.	438,973
121,535	SEI Investments Co.	6,297,944

		16,411,450

Chemicals – 1.4%
2,524	Ecolab, Inc.	303,763
10,449	LyondellBasell Industries NV Class A	970,817
37,647	The Sherwin-Williams Co.	10,045,349

		11,319,929

Commercial Banks – 0.3%
13,314	SVB Financial Group*	1,625,240
28,089	Synovus Financial Corp.	888,455

		2,513,695

Common Stocks – (continued)
Communications Equipment – 1.0%
21,461	F5 Networks, Inc.*	$2,365,002
82,385	Juniper Networks, Inc.	2,586,065
17,437	Palo Alto Networks, Inc.*	2,807,357

		7,758,424

Computers & Peripherals – 7.3%
486,785	Apple, Inc.	58,170,807

Consumer Finance* – 0.1%
26,705	Ally Financial, Inc.	531,964
69,689	SLM Corp.	492,004

		1,023,968

Containers & Packaging – 0.4%
61,961	WestRock Co.	3,331,023

Distributors* – 0.3%
68,989	LKQ Corp.	2,042,764

Diversified Financial Services – 0.7%
10,398	FactSet Research Systems, Inc.	1,820,898
60,337	MSCI, Inc.	4,042,579

		5,863,477

Diversified Telecommunication Services – 2.5%
425,312	Verizon Communications, Inc.	19,938,627

Electrical Equipment – 1.2%
39,333	Acuity Brands, Inc.	8,598,194
10,475	Hubbell, Inc. Class B	1,014,504

		9,612,698

Electronic Equipment, Instruments & Components – 1.6%
17,267	Avnet, Inc.	784,440
55,095	CDW Corp.	2,462,196
226,109	Flextronics International Ltd.*	2,575,381
225,275	Ingram Micro, Inc. Class A	6,708,689

		12,530,706

Food & Staples Retailing – 2.2%
146,196	CVS Health Corp.	14,441,241
77,939	The Kroger Co.	2,946,094

		17,387,335

Food Products – 2.5%
186,332	ConAgra Foods, Inc.	7,555,763
123,064	Flowers Foods, Inc.	3,322,728
114,962	General Mills, Inc.	6,680,442
6,702	Kellogg Co.	472,625
21,624	McCormick & Co., Inc.	1,815,983

		19,847,541

Health Care Equipment & Supplies – 4.0%
45,606	C.R. Bard, Inc.	8,498,678
11,269	Hill-Rom Holdings, Inc.	593,764
221,154	Hologic, Inc.*	8,594,045
72,733	Sirona Dental Systems, Inc.*	7,937,352

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP GROWTH INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Health Care Equipment & Supplies – (continued)
63,939	Stryker Corp.	$6,113,847

		31,737,686

Health Care Providers & Services – 1.3%
41,449	Centene Corp.*	2,465,387
14,096	Express Scripts Holding Co.*	1,217,612
2,378	Humana, Inc.	424,782
33,710	McKesson Corp.	6,027,348

		10,135,129

Hotels, Restaurants & Leisure – 0.8%
31,781	Darden Restaurants, Inc.	1,966,926
68,694	Starbucks Corp.	4,298,184

		6,265,110

Household Durables – 2.2%
29,110	D.R. Horton, Inc.	856,999
184,610	Leggett & Platt, Inc.	8,312,988
42,188	Mohawk Industries, Inc.*	8,247,754

		17,417,741

Independent Power Producers & Energy Traders – 0.4%
145,722	Calpine Corp.*	2,260,148
42,058	NRG Energy, Inc.	542,128
29,311	Talen Energy Corp.*	254,419

		3,056,695

Industrial Conglomerates – 0.1%
9,076	Carlisle Cos., Inc.	789,612

Insurance – 1.3%
107,896	Lincoln National Corp.	5,773,515
50,007	Reinsurance Group of America, Inc.	4,512,632

		10,286,147

Internet & Catalog Retail – 3.6%
26,926	Amazon.com, Inc.*(a)	16,852,984
5,751	Expedia, Inc.	783,861
76,903	Liberty Interactive Corp. QVC Group Class A*	2,104,835
28,180	Netflix, Inc.*	3,054,148
3,477	The Priceline Group, Inc.*	5,056,393
6,341	TripAdvisor, Inc.*	531,249

		28,383,470

Internet Software & Services* – 8.4%
20,048	Alphabet, Inc. Class A	14,783,195
20,428	Alphabet, Inc. Class C	14,520,427
396,124	eBay, Inc.	11,051,859
150,776	Facebook, Inc. Class A	15,374,629
7,038	LinkedIn Corp. Class A	1,695,243
316,768	Rackspace Hosting, Inc.	8,188,453
35,727	Twitter, Inc.	1,016,790

		66,630,596

Common Stocks – (continued)
IT Services – 4.2%
56,079	Accenture PLC Class A	$6,011,669
91,660	Automatic Data Processing, Inc.	7,973,503
8,221	Broadridge Financial Solutions, Inc.	489,807
6,358	CoreLogic, Inc.*	247,835
9,396	Fiserv, Inc.*	906,808
3,444	Gartner, Inc.*	312,268
25,484	Global Payments, Inc.	3,476,272
10,156	Leidos Holdings, Inc.	533,901
27,439	Total System Services, Inc.	1,439,176
175,461	Vantiv, Inc. Class A*	8,799,369
42,876	Visa, Inc. Class A	3,326,320

		33,516,928

Life Sciences Tools & Services* – 0.1%
7,663	Quintiles Transnational Holdings, Inc.	487,750

Machinery – 1.7%
182,549	Allison Transmission Holdings, Inc.	5,239,156
30,316	Stanley Black & Decker, Inc.	3,212,890
68,120	The Toro Co.	5,127,392

		13,579,438

Media – 3.6%
285,783	Comcast Corp. Class A	17,895,731
20,755	MSG Networks, Inc. Class A*	425,893
55,063	The Walt Disney Co.	6,262,866
20,745	Time Warner Cable, Inc.	3,929,103

		28,513,593

Metals & Mining – 1.2%
144,396	Nucor Corp.	6,107,951
188,410	Steel Dynamics, Inc.	3,479,932

		9,587,883

Multiline Retail – 0.3%
29,229	Target Corp.	2,255,894

Oil, Gas & Consumable Fuels – 3.9%
117,516	HollyFrontier Corp.	5,754,759
164,694	Marathon Petroleum Corp.	8,531,149
44,681	PBF Energy, Inc. Class A	1,519,154
38,739	Tesoro Corp.	4,142,361
127,578	Valero Energy Corp.	8,409,942
53,470	World Fuel Services Corp.	2,377,276

		30,734,641

Personal Products – 0.1%
7,545	The Estee Lauder Cos., Inc. Class A	607,071

Pharmaceuticals – 3.0%
169,622	Eli Lilly & Co.	13,836,067
40,554	Jazz Pharmaceuticals PLC*	5,567,253
107,704	Zoetis, Inc.	4,632,349

		24,035,669

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS LARGE CAP GROWTH INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2015

Shares	Description	Value

Common Stocks – (continued)
Professional Services – 0.6%
35,247	Equifax, Inc.	$3,756,273
25,138	Robert Half International, Inc.	1,323,767

		5,080,040

Real Estate Investment Trusts – 2.4%
24,303	American Tower Corp.	2,484,496
20,731	Apartment Investment & Management Co. Class A	812,448
93,947	Empire State Realty Trust, Inc. Class A	1,674,136
128,721	Equity LifeStyle Properties, Inc.	7,785,046
14,748	Extra Space Storage, Inc.	1,168,631
37,752	Gaming and Leisure Properties, Inc.	1,101,226
14,116	Lamar Advertising Co. Class A	796,566
50,233	Post Properties, Inc.	3,000,919

		18,823,468

Real Estate Management & Development – 1.3%
247,336	CBRE Group, Inc. Class A*	9,220,686
5,205	Jones Lang LaSalle, Inc.	867,726

		10,088,412

Road & Rail – 0.1%
11,427	J.B. Hunt Transport Services, Inc.	872,680

Semiconductors & Semiconductor Equipment – 1.0%
4,167	Avago Technologies Ltd.	513,083
36,629	Freescale Semiconductor Ltd.*	1,226,705
17,500	Maxim Integrated Products, Inc.	717,150
2,807	NXP Semiconductors NV*	219,928
4,152	Skyworks Solutions, Inc.	320,701
95,853	Xilinx, Inc.	4,564,520

		7,562,087

Software – 1.2%
24,943	Fortinet, Inc.*	857,041
171,626	Microsoft Corp.	9,034,393

		9,891,434

Specialty Retail – 6.5%
12,506	AutoZone, Inc.*	9,809,832
173,463	Lowe’s Cos., Inc.	12,806,773
37,466	O’Reilly Automotive, Inc.*	10,350,357

Common Stocks – (continued)
Specialty Retail – (continued)
151,608	The Home Depot, Inc.	$18,744,813

		51,711,775

Textiles, Apparel & Luxury Goods – 0.3%
30,648	Carter’s, Inc.	2,785,290

Tobacco – 2.0%
261,428	Altria Group, Inc.	15,808,551

Trading Companies & Distributors – 1.1%
17,690	AerCap Holdings NV*	734,135
144,521	HD Supply Holdings, Inc.*	4,305,280
32,026	Watsco, Inc.	3,940,159

		8,979,574

TOTAL COMMON STOCKS
(Cost $734,175,572)		$769,504,967

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investment(b) – 2.8%
Repurchase Agreements – 2.8%
Joint Repurchase Agreement Account II
$21,900,000	0.092%	11/02/15	$21,900,000
(Cost $21,900,000)

TOTAL INVESTMENTS – 99.8%
(Cost $756,075,572)			$791,404,967

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.2%			1,975,627

NET ASSETS – 100.0%			$793,380,594

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(b)	Joint repurchase agreement was entered into on October 30, 2015. Additional information appears on page 67.

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At October 31, 2015, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
S&P 500 E-Mini Index	131	December 2015	$13,582,735	$599,055

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE INSIGHTS FUND

Schedule of Investments

October 31, 2015

Shares	Description	Value

Common Stocks – 97.5%
Aerospace & Defense – 1.8%
14,480	General Dynamics Corp.	$2,151,439
17,008	Northrop Grumman Corp.	3,193,252
28,257	Spirit AeroSystems Holdings, Inc. Class A*	1,490,274

		6,834,965

Airlines – 0.5%
1,885	Alaska Air Group, Inc.	143,731
3,527	Delta Air Lines, Inc.	179,313
64,724	JetBlue Airways Corp.*	1,607,744

		1,930,788

Auto Components – 1.0%
43,608	Johnson Controls, Inc.	1,970,210
14,086	Lear Corp.	1,761,595

		3,731,805

Beverages – 1.0%
37,685	PepsiCo., Inc.	3,851,030

Biotechnology – 2.2%
27,400	Alkermes PLC*	1,970,608
22,943	Amgen, Inc.	3,629,124
18,315	Baxalta, Inc.	631,135
457	Biogen, Inc.*	132,763
21,278	Isis Pharmaceuticals, Inc.*	1,024,536
8,036	United Therapeutics Corp.*	1,178,318

		8,566,484

Building Products* – 0.1%
9,289	Armstrong World Industries, Inc.	460,920

Capital Markets – 1.2%
35,745	Ameriprise Financial, Inc.	4,123,543
22,613	The Charles Schwab Corp.	690,149

		4,813,692

Chemicals – 1.0%
13,903	The Sherwin-Williams Co.	3,709,738

Commercial Banks – 10.1%
561,338	Bank of America Corp.	9,419,252
6,128	Bank of Hawaii Corp.	401,261
151,205	Citigroup, Inc.	8,039,570
144,560	JPMorgan Chase & Co.	9,287,980
18,718	SunTrust Banks, Inc.	777,171
19,244	SVB Financial Group*	2,349,115
106,532	Synovus Financial Corp.	3,369,607
103,849	Wells Fargo & Co.	5,622,385

		39,266,341

Communications Equipment – 2.5%
100,448	Brocade Communications Systems, Inc.	1,046,668
265,440	Cisco Systems, Inc.	7,657,944
31,474	Juniper Networks, Inc.	987,969

		9,692,581

Common Stocks – (continued)
Computers & Peripherals – 0.6%
17,567	Apple, Inc.	$2,099,256
4,291	Western Digital Corp.	286,725

		2,385,981

Construction & Engineering* – 0.1%
8,702	Quanta Services, Inc.	174,997

Construction Materials – 0.2%
6,680	Vulcan Materials Co.	645,154

Consumer Finance – 1.5%
61,618	Ally Financial, Inc.*	1,227,431
56,235	Capital One Financial Corp.	4,436,941
38,645	SLM Corp.*	272,834

		5,937,206

Containers & Packaging – 1.0%
73,256	WestRock Co.	3,938,243

Diversified Financial Services – 2.1%
38,413	Berkshire Hathaway, Inc. Class B*	5,224,936
70,109	Voya Financial, Inc.	2,844,322

		8,069,258

Diversified Telecommunication Services – 2.4%
154,462	AT&T, Inc.(a)	5,176,022
91,631	Verizon Communications, Inc.	4,295,661

		9,471,683

Electrical Equipment – 0.3%
3,924	Acuity Brands, Inc.	857,787
9,448	Babcock & Wilcox Enterprises, Inc.*	160,427
2,792	Hubbell, Inc. Class B	270,405

		1,288,619

Electronic Equipment, Instruments & Components – 0.8%
20,738	Avnet, Inc.	942,127
34,055	Flextronics International Ltd.*	387,887
60,083	Ingram Micro, Inc. Class A	1,789,272

		3,119,286

Energy Equipment & Services – 0.4%
25,926	Baker Hughes, Inc.	1,365,782

Food & Staples Retailing – 1.1%
39,970	CVS Health Corp.	3,948,236
3,449	Wal-Mart Stores, Inc.	197,421

		4,145,657

Food Products – 3.2%
104,930	ConAgra Foods, Inc.	4,254,911
95,016	Flowers Foods, Inc.	2,565,432
23,488	General Mills, Inc.	1,364,888
30,989	Kellogg Co.	2,185,344
20,168	Pilgrim’s Pride Corp.(b)	382,990
39,595	Pinnacle Foods, Inc.	1,745,348

		12,498,913

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS LARGE CAP VALUE INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2015

Shares	Description	Value

Common Stocks – (continued)
Gas Utilities – 0.3%
26,710	UGI Corp.	$979,456

Health Care Equipment & Supplies – 3.6%
144,339	Abbott Laboratories	6,466,387
7,106	C.R. Bard, Inc.	1,324,203
10,520	Hill-Rom Holdings, Inc.	554,299
35,392	Hologic, Inc.*	1,375,333
1,579	Medtronic PLC	116,720
44,583	Stryker Corp.	4,263,026

		14,099,968

Hotels, Restaurants & Leisure – 1.6%
88,730	Carnival Corp.	4,798,518
19,877	Darden Restaurants, Inc.	1,230,188

		6,028,706

Household Durables – 1.2%
16,624	D.R. Horton, Inc.	489,410
7,993	Leggett & Platt, Inc.	359,925
20,216	Mohawk Industries, Inc.*	3,952,228

		4,801,563

Household Products – 1.0%
51,903	The Procter & Gamble Co.	3,964,351

Independent Power Producers & Energy Traders – 2.1%
194,455	AES Corp.	2,129,282
232,544	Calpine Corp.*	3,606,758
157,508	NRG Energy, Inc.	2,030,278
29,191	Talen Energy Corp.*	253,378

		8,019,696

Industrial Conglomerates – 2.0%
6,670	Carlisle Cos., Inc.	580,290
250,201	General Electric Co.	7,235,813

		7,816,103

Insurance – 4.2%
17,571	Aspen Insurance Holdings Ltd.	854,126
29,122	Assured Guaranty Ltd.	799,108
84,278	Lincoln National Corp.	4,509,716
43,132	Reinsurance Group of America, Inc.	3,892,231
45,984	The Travelers Cos., Inc.	5,191,134
4,490	W.R. Berkley Corp.	250,677
22,317	XL Group PLC	849,831

		16,346,823

Internet Software & Services* – 1.8%
151,769	eBay, Inc.	4,234,355
61,142	Rackspace Hosting, Inc.	1,580,521
35,694	Yahoo!, Inc.	1,271,420

		7,086,296

IT Services – 1.2%
45,565	Automatic Data Processing, Inc.	3,963,699
13,592	Vantiv, Inc. Class A*	681,639

		4,645,338

Common Stocks – (continued)
Life Sciences Tools & Services* – 0.2%
13,302	Quintiles Transnational Holdings, Inc.	$846,672

Machinery – 2.6%
128,072	Allison Transmission Holdings, Inc.	3,675,666
16,569	Ingersoll-Rand PLC	981,879
15,304	PACCAR, Inc.	805,756
42,637	Stanley Black & Decker, Inc.	4,518,669

		9,981,970

Media – 1.3%
70,671	Comcast Corp. Class A	4,425,418
6,725	DISH Network Corp. Class A*	423,473
4,506	Thomson Reuters Corp.	184,836

		5,033,727

Metals & Mining – 2.3%
39,508	Newmont Mining Corp.	768,826
102,022	Nucor Corp.	4,315,530
207,312	Steel Dynamics, Inc.	3,829,053

		8,913,409

Multi-Utilities – 0.7%
69,469	Public Service Enterprise Group, Inc.	2,868,375

Multiline Retail – 1.3%
67,062	Target Corp.	5,175,845

Oil, Gas & Consumable Fuels – 13.2%
28,721	Chevron Corp.	2,610,165
30,422	Columbia Pipeline Group, Inc.	631,865
27,884	CVR Energy, Inc.(b)	1,239,723
110,659	Exxon Mobil Corp.	9,155,926
85,394	HollyFrontier Corp.	4,181,744
91,243	Kinder Morgan, Inc.	2,495,496
99,314	Marathon Petroleum Corp.	5,144,465
128,314	PBF Energy, Inc. Class A	4,362,676
62,008	Phillips 66	5,521,812
151,133	Spectra Energy Corp.	4,317,870
26,615	Tesoro Corp.	2,845,942
82,582	Valero Energy Corp.	5,443,805
69,044	World Fuel Services Corp.	3,069,696

		51,021,185

Pharmaceuticals – 7.0%
48,802	Eli Lilly & Co.	3,980,779
8,259	Jazz Pharmaceuticals PLC*	1,133,796
71,476	Johnson & Johnson	7,221,220
9,790	Mallinckrodt PLC*	642,909
22,405	Merck & Co., Inc.	1,224,657
7,084	Perrigo Co. PLC	1,117,430
345,441	Pfizer, Inc.	11,682,815

		27,003,606

Professional Services – 0.6%
27,197	ManpowerGroup, Inc.	2,496,141

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Real Estate Investment Trusts – 7.5%
99,389	Apartment Investment & Management Co. Class A	$3,895,055
16,791	Boston Properties, Inc.	2,113,147
37,052	Camden Property Trust	2,734,067
121,481	CBL & Associates Properties, Inc.	1,771,193
94,103	Empire State Realty Trust, Inc. Class A	1,676,916
78,530	Equity Commonwealth*	2,254,596
60,453	Equity LifeStyle Properties, Inc.	3,656,198
18,993	Equity Residential	1,468,539
5,603	Essex Property Trust, Inc.	1,235,125
71,500	Gaming and Leisure Properties, Inc.	2,085,655
71,163	Hospitality Properties Trust	1,910,015
34,750	Post Properties, Inc.	2,075,965
34,526	Weingarten Realty Investors	1,234,650
92,497	WP GLIMCHER, Inc.	1,074,815

		29,185,936

Real Estate Management & Development – 1.6%
109,665	CBRE Group, Inc. Class A*	4,088,311
55,303	Forest City Enterprises, Inc. Class A*	1,222,196
4,870	Jones Lang LaSalle, Inc.	811,878

		6,122,385

Road & Rail – 0.2%
12,446	Ryder System, Inc.	893,374

Semiconductors & Semiconductor Equipment – 0.9%
5,734	Freescale Semiconductor Ltd.*	192,032
53,972	Intel Corp.	1,827,492
33,462	Xilinx, Inc.	1,593,460

		3,612,984

Software – 0.7%
53,523	Microsoft Corp.	2,817,451

Specialty Retail – 2.0%
5,043	AutoZone, Inc.*	3,955,780
17,435	Lowe’s Cos., Inc.	1,287,226
6,900	O’Reilly Automotive, Inc.*	1,906,194
41,224	Staples, Inc.	535,500
941	The Home Depot, Inc.	116,345

		7,801,045

Tobacco – 1.1%
69,034	Altria Group, Inc.	4,174,486

Trading Companies & Distributors* – 0.2%
6,327	AerCap Holdings NV	262,571
15,203	HD Supply Holdings, Inc.	452,897

		715,468

TOTAL COMMON STOCKS
(Cost $379,675,432)		$378,351,482

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investment(c) – 2.4%
Repurchase Agreements – 2.4%
Joint Repurchase Agreement Account II
$9,400,000	0.092%	11/02/15	$9,400,000
(Cost $9,400,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $389,075,432)			$387,751,482

Shares	Rate	Value
Securities Lending Reinvestment Vehicle(d)(e) – 0.4%
Goldman Sachs Financial Square Money Market Fund – FST Shares
1,543,540	0.159%	$1,543,540
(Cost $1,543,540)

TOTAL INVESTMENTS – 100.3%
(Cost $390,618,972)		$389,295,022

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.3)%		(1,107,490)

NET ASSETS – 100.0%		$388,187,532

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(b)	All or a portion of security is on loan.
(c)	Joint repurchase agreement was entered into on October 30, 2015. Additional information appears on page 67.
(d)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on October 31, 2015.
(e)	Represents an Affiliated Issuer.

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS LARGE CAP VALUE INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2015

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At October 31, 2015, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
S&P 500 E-Mini Index	32	December 2015	$3,317,920	$197,557

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Schedule of Investments

October 31, 2015

Shares	Description	Value

Common Stocks – 97.5%
Aerospace & Defense* – 0.4%
42,102	DigitalGlobe, Inc.	$628,583

Air Freight & Logistics* – 0.6%
16,112	Air Transport Services Group, Inc.	157,736
17,948	Atlas Air Worldwide Holdings, Inc.	740,176

		897,912

Airlines* – 0.2%
9,109	Hawaiian Holdings, Inc.	316,082

Auto Components – 1.9%
26,749	Cooper Tire & Rubber Co.	1,117,841
6,208	Drew Industries, Inc.	371,424
40,267	Modine Manufacturing Co.*	337,035
28,492	Tower International, Inc.*	782,675

		2,608,975

Biotechnology – 6.5%
20,814	AMAG Pharmaceuticals, Inc.*	832,560
10,578	Anacor Pharmaceuticals, Inc.*	1,189,073
125,989	Array BioPharma, Inc.*(a)	645,064
28,608	Cepheid, Inc.*	955,507
3,855	Dyax Corp.*	106,128
10,067	Dynavax Technologies Corp.*	228,622
31,216	Emergent Biosolutions, Inc.*	1,003,594
14,146	Genomic Health, Inc.*(b)	295,934
53,549	Halozyme Therapeutics, Inc.*	838,042
69,611	Infinity Pharmaceuticals, Inc.*	720,474
5,604	Ligand Pharmaceuticals, Inc.*	506,321
7,511	MiMedx Group, Inc.*(b)	54,680
4,455	Momenta Pharmaceuticals, Inc.*	73,106
4,033	NewLink Genetics Corp.*(b)	154,343
118,502	Orexigen Therapeutics, Inc.*(b)	360,246
40,317	PDL BioPharma, Inc.	184,652
30,844	Repligen Corp.*	1,025,255

		9,173,601

Building Products – 2.2%
8,856	American Woodmark Corp.*	643,831
12,363	Apogee Enterprises, Inc.	612,339
13,203	Masonite International Corp.*	790,464
14,552	Universal Forest Products, Inc.	1,056,912

		3,103,546

Capital Markets – 1.7%
18,561	Evercore Partners, Inc. Class A	1,002,294
8,554	GAMCO Investors, Inc. Class A	493,395
1,897	Greenhill & Co., Inc.	48,980
34,580	Investment Technology Group, Inc.	553,626
15,226	WisdomTree Investments, Inc.(b)	292,796

		2,391,091

Chemicals – 2.4%
22,509	A. Schulman, Inc.	807,848
23,273	FutureFuel Corp.	358,637

Common Stocks – (continued)
Chemicals – (continued)
18,222	Innophos Holdings, Inc.	$774,253
2,230	Kraton Performance Polymers, Inc.*	45,470
6,691	PolyOne Corp.	223,747
14,597	Sensient Technologies Corp.	952,746
5,343	Stepan Co.	282,805

		3,445,506

Commercial Banks – 5.6%
23,729	1st Source Corp.	753,633
38,860	Central Pacific Financial Corp.	868,910
4,323	Columbia Banking System, Inc.	144,042
59,487	CVB Financial Corp.	1,038,048
19,599	FCB Financial Holdings, Inc. Class A*	696,941
786	First Citizens BancShares, Inc. Class A	201,326
32,439	First Interstate BancSystem, Inc.	919,970
48,191	First Midwest Bancorp, Inc.	858,764
1,635	Great Southern Bancorp, Inc.	79,020
22,365	Investors Bancorp, Inc.	279,786
69,283	OFG Bancorp(b)	638,096
11,416	PrivateBancorp, Inc.	477,531
59,099	Umpqua Holdings Corp.	986,953

		7,943,020

Commercial Services & Supplies – 2.2%
29,334	ABM Industries, Inc.	833,086
2,715	Essendant, Inc.	93,858
13,143	G&K Services, Inc. Class A	865,072
54,676	Kimball International, Inc. Class B	597,062
4,517	Knoll, Inc.	104,975
47,116	Quad Graphics, Inc.	607,796

		3,101,849

Communications Equipment – 2.4%
21,970	Calix, Inc.*	153,570
12,060	Ciena Corp.*	291,128
107,160	Harmonic, Inc.*	617,242
15,752	Ixia*	226,986
25,416	NETGEAR, Inc.*	1,052,222
2,409	Plantronics, Inc.	129,171
64,497	Polycom, Inc.*	888,769

		3,359,088

Computers & Peripherals* – 0.6%
69,827	QLogic Corp.	865,855

Construction & Engineering – 2.1%
34,316	Aegion Corp.*	661,956
20,214	Comfort Systems USA, Inc.	645,433
24,193	EMCOR Group, Inc.	1,168,038
14,278	Granite Construction, Inc.	468,889

		2,944,316

Construction Materials* – 0.6%
42,897	Headwaters, Inc.	881,533

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2015

Shares	Description	Value

Common Stocks – (continued)
Consumer Finance – 1.2%
32,666	Cash America International, Inc.	$1,127,957
81,038	EZCORP, Inc. Class A*	539,713
1,629	Nelnet, Inc. Class A	58,286

		1,725,956

Containers & Packaging* – 0.9%
36,604	Berry Plastics Group, Inc.	1,226,234

Diversified Consumer Services – 2.4%
10,491	Apollo Education Group, Inc.*	76,165
23,209	Bridgepoint Education, Inc.*(b)	179,870
4,098	Capella Education Co.	185,025
43,633	Houghton Mifflin Harcourt Co.*	854,770
56,127	K12, Inc.*	544,993
59,737	Regis Corp.*	986,855
7,639	Steiner Leisure Ltd.*	484,007

		3,311,685

Diversified Telecommunication Services* – 0.5%
2,852	General Communication, Inc. Class A	58,081
113,911	Vonage Holdings Corp.	691,440

		749,521

Electrical Equipment – 0.5%
21,133	General Cable Corp.	325,237
34,160	LSI Industries, Inc.	366,878

		692,115

Electronic Equipment, Instruments & Components – 4.0%
5,258	Benchmark Electronics, Inc.*	104,003
4,851	Coherent, Inc.*	262,924
27,706	Insight Enterprises, Inc.*	703,733
32,001	Kimball Electronics, Inc.*	364,491
21,540	Methode Electronics, Inc.	717,928
12,707	OSI Systems, Inc.*	1,095,089
6,142	Plexus Corp.*	212,636
1,578	ScanSource, Inc.*	54,457
9,943	SYNNEX Corp.	879,359
12,503	Tech Data Corp.*	910,093
52,452	TTM Technologies, Inc.*	382,900

		5,687,613

Energy Equipment & Services* – 1.0%
32,400	Oil States International, Inc.	972,324
85,965	Pioneer Energy Services Corp.	198,579
5,148	SEACOR Holdings, Inc.	300,746

		1,471,649

Food & Staples Retailing – 0.4%
17,762	SpartanNash Co.	495,560

Food Products – 0.9%
7,817	J&J Snack Foods Corp.	959,850
999	Lancaster Colony Corp.	113,606
2,479	Post Holdings, Inc.*	159,325

		1,232,781

Common Stocks – (continued)
Gas Utilities – 0.1%
3,022	New Jersey Resources Corp.	$95,737

Health Care Equipment & Supplies – 4.9%
2,394	Atrion Corp.	883,386
18,265	Cantel Medical Corp.	1,082,749
4,957	CONMED Corp.	201,056
7,158	ICU Medical, Inc.*	787,165
26,577	Invacare Corp.	459,250
3,500	Livanova PLC*	231,980
3,956	Masimo Corp.*	156,974
14,856	Meridian Bioscience, Inc.	282,413
23,292	Merit Medical Systems, Inc.*	431,834
22,445	Natus Medical, Inc.*	1,021,921
8,460	Orthofix International NV*	288,063
18,087	West Pharmaceutical Services, Inc.	1,085,401

		6,912,192

Health Care Providers & Services* – 2.1%
5,002	Amedisys, Inc.	197,979
24,455	AMN Healthcare Services, Inc.	693,789
14,588	Magellan Health, Inc.	778,999
13,229	Triple-S Management Corp. Class B	272,385
11,547	WellCare Health Plans, Inc.	1,023,064

		2,966,216

Health Care Technology – 0.8%
2,609	Computer Programs & Systems, Inc.	99,168
7,477	Omnicell, Inc.*	203,375
59,343	Quality Systems, Inc.	833,769

		1,136,312

Hotels, Restaurants & Leisure – 5.5%
21,917	BJ’s Restaurants, Inc.*	940,897
49,858	Bloomin’ Brands, Inc.	846,090
52,425	Boyd Gaming Corp.*	1,047,976
81,331	Denny’s Corp.*	891,388
2,394	Isle of Capri Casinos, Inc.*	45,797
13,559	Jack in the Box, Inc.	1,010,552
3,823	La Quinta Holdings, Inc.*	57,918
14,438	Papa John’s International, Inc.	1,013,115
24,317	Pinnacle Entertainment, Inc.*	851,338
1,013	Red Robin Gourmet Burgers, Inc.*	75,864
35,269	Sonic Corp.	1,006,577

		7,787,512

Household Durables – 1.8%
12,283	Cavco Industries, Inc.*	1,211,104
32,984	Ethan Allen Interiors, Inc.(b)	897,495
6,828	La-Z-Boy, Inc.	194,939
5,188	Universal Electronics, Inc.*	246,793

		2,550,331

Independent Power Producers & Energy Traders – 0.6%
3,438	Ormat Technologies, Inc.	129,681
84,701	Talen Energy Corp.*	735,205

		864,886

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Insurance – 2.2%
37,537	American Equity Investment Life Holding Co.	$963,950
16,404	Argo Group International Holdings Ltd.	1,025,578
55,676	Maiden Holdings Ltd.	865,762
4,201	Selective Insurance Group, Inc.	153,295
1,740	Symetra Financial Corp.	55,210

		3,063,795

Internet & Catalog Retail – 0.6%
2,342	HSN, Inc.	144,853
31,769	Nutrisystem, Inc.	734,817

		879,670

Internet Software & Services – 2.8%
22,605	Blucora, Inc.*	221,529
33,839	Constant Contact, Inc.*	883,198
113,414	EarthLink Holdings Corp.	969,690
8,072	LogMeIn, Inc.*	543,730
33,034	Marchex, Inc. Class B	142,707
26,489	Monster Worldwide, Inc.*	166,086
43,345	Web.com Group, Inc.*	1,017,307

		3,944,247

IT Services – 1.2%
33,470	ManTech International Corp. Class A	967,283
25,729	Sykes Enterprises, Inc.*	746,141

		1,713,424

Leisure Equipment & Products – 0.0%
5,275	Callaway Golf Co.	52,486

Life Sciences Tools & Services* – 0.2%
7,548	Cambrex Corp.	346,982

Machinery – 4.7%
2,698	Altra Industrial Motion Corp.	71,389
26,978	Barnes Group, Inc.	1,014,103
48,119	Federal Signal Corp.	724,672
29,710	Hillenbrand, Inc.	881,496
10,248	Hyster-Yale Materials Handling, Inc.	599,713
21,916	John Bean Technologies Corp.	983,152
8,671	Kadant, Inc.	356,552
17,149	Miller Industries, Inc.	388,939
23,572	Mueller Industries, Inc.	742,989
71,604	Wabash National Corp.*	857,100

		6,620,105

Media – 0.2%
13,855	Entercom Communications Corp. Class A*	152,959
44,613	Harte-Hanks, Inc.	189,605

		342,564

Metals & Mining – 2.3%
27,074	Carpenter Technology Corp.	901,835
40,772	Globe Specialty Metals, Inc.	514,543

Common Stocks – (continued)
Metals & Mining – (continued)
27,961	Materion Corp.	$843,024
40,802	Schnitzer Steel Industries, Inc. Class A	687,922
7,386	Worthington Industries, Inc.	226,750

		3,174,074

Oil, Gas & Consumable Fuels – 3.5%
48,761	Alon USA Energy, Inc.	816,747
7,578	Contango Oil & Gas Co.*	57,971
30,435	Delek US Holdings, Inc.	827,832
12,612	Gener8 Maritime, Inc.*	131,165
39,035	Green Plains, Inc.	800,608
22,336	Nordic American Tankers Ltd.(b)	341,294
11,724	REX American Resources Corp.*	643,765
17,190	Scorpio Tankers, Inc.	156,773
3,785	SemGroup Corp. Class A	172,407
25,251	Western Refining, Inc.	1,050,946

		4,999,508

Paper & Forest Products – 0.4%
13,078	Schweitzer-Mauduit International, Inc.	507,688

Personal Products* – 0.1%
824	USANA Health Sciences, Inc.	105,966

Pharmaceuticals – 1.2%
23,240	Phibro Animal Health Corp. Class A	775,287
9,501	Prestige Brands Holdings, Inc.*	465,644
25,567	Sagent Pharmaceuticals, Inc.*	429,781

		1,670,712

Professional Services – 2.0%
4,414	Barrett Business Services, Inc.	216,198
19,021	CDI Corp.	152,168
18,826	Insperity, Inc.	874,656
30,247	Korn/Ferry International	1,100,083
12,599	TrueBlue, Inc.*	364,993
1,372	WageWorks, Inc.*	65,883

		2,773,981

Real Estate Investment Trusts – 9.7%
5,070	American Assets Trust, Inc.	213,751
9,650	American Capital Mortgage Investment Corp.	140,021
179,116	Anworth Mortgage Asset Corp.	854,383
17,829	Coresite Realty Corp.	979,704
96,520	Cousins Properties, Inc.	969,061
44,589	CubeSmart	1,240,466
30,392	CyrusOne, Inc.	1,072,230
30,799	DCT Industrial Trust, Inc.	1,143,259
32,828	DuPont Fabros Technology, Inc.	1,053,451
32,466	FelCor Lodging Trust, Inc.	261,351
46,709	First Industrial Realty Trust, Inc.	1,012,651
22,622	Hudson Pacific Properties, Inc.	646,311
36,314	Kite Realty Group Trust	959,053
46,170	Mack-Cali Realty Corp.	1,004,659
12,342	PS Business Parks, Inc.	1,058,820

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2015

Shares	Description	Value

Common Stocks – (continued)
Real Estate Investment Trusts – (continued)
13,120	QTS Realty Trust, Inc. Class A	$564,291
1,920	Sovran Self Storage, Inc.	191,750
25,371	Western Asset Mortgage Capital Corp.(b)	289,737

		13,654,949

Real Estate Management & Development – 0.9%
22,781	Alexander & Baldwin, Inc.	859,755
8,068	Marcus & Millichap, Inc.*	351,523

		1,211,278

Road & Rail – 0.2%
9,019	ArcBest Corp.	233,592

Semiconductors & Semiconductor Equipment – 1.3%
3,793	Ambarella, Inc.*(b)	187,526
18,893	Cabot Microelectronics Corp.*	796,718
12,725	Cirrus Logic, Inc.*	392,312
4,532	Microsemi Corp.*	163,197
4,381	Power Integrations, Inc.	221,722

		1,761,475

Software – 2.7%
11,351	Fair Isaac Corp.	1,048,492
8,359	Gigamon, Inc.*	219,256
14,749	Manhattan Associates, Inc.*	1,074,465
6,982	Pegasystems, Inc.	194,728
25,856	Progress Software Corp.*	627,784
3,102	Take-Two Interactive Software, Inc.*	102,986
2,806	Tyler Technologies, Inc.*	478,030

		3,745,741

Specialty Retail – 1.5%
1,770	Lithia Motors, Inc. Class A	207,780
12,414	Pier 1 Imports, Inc.(b)	92,112
24,684	Select Comfort Corp.*	523,301
12,627	Stage Stores, Inc.	122,861
25,936	The Cato Corp. Class A	979,343
12,870	Zumiez, Inc.*	224,968

		2,150,365

Textiles, Apparel & Luxury Goods – 0.5%
1,734	G-III Apparel Group Ltd.*	95,526
31,210	Wolverine World Wide, Inc.	579,570

		675,096

Thrifts & Mortgage Finance – 1.5%
797	BofI Holding, Inc.*	63,768
85,229	Brookline Bancorp, Inc.	967,349
42,154	Dime Community Bancshares, Inc.	731,372
17,716	Oritani Financial Corp.	282,039
4,018	Washington Federal, Inc.	100,209

		2,144,737

Common Stocks – (continued)
Trading Companies & Distributors* – 0.4%
3,292	Beacon Roofing Supply, Inc.	$116,504
22,855	Univar, Inc.	403,619

		520,123

Water Utilities – 0.1%
6,134	California Water Service Group	137,156

Wireless Telecommunication Services – 0.3%
22,931	Spok Holdings, Inc.	413,446

TOTAL COMMON STOCKS
(Cost $139,289,198)		$137,410,417

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investment(c) – 2.4%
Repurchase Agreements – 2.4%
Joint Repurchase Agreement Account II
$3,400,000	0.092%	11/02/15	$3,400,000
(Cost $3,400,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $142,689,198)			$140,810,417

Shares	Rate	Value
Securities Lending Reinvestment Vehicle(d)(e) – 2.1%
Goldman Sachs Financial Square Money Market Fund – FST Shares
$3,040,011	0.159%	$3,040,011
(Cost $3,040,011)

TOTAL INVESTMENTS – 102.0%
(Cost $145,729,209)		$143,850,428

LIABILITIES IN EXCESS OF OTHER ASSETS – (2.0)%		(2,875,012)

NET ASSETS – 100.0%		$140,975,416

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(b)	All or a portion of security is on loan.
(c)	Joint repurchase agreement was entered into on October 30, 2015. Additional information appears on page 67.
(d)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on October 31, 2015.
(e)	Represents an Affiliated Issuer.

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

ADDITIONAL INVESTMENTS INFORMATION

FUTURES CONTRACTS — At October 31, 2015, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Russell 2000 Mini Index	22	December 2015	$2,548,260	$15,939

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Schedule of Investments

October 31, 2015

Shares	Description	Value
Common Stocks – 97.3%
Aerospace & Defense* – 0.2%
13,534	DigitalGlobe, Inc.	$202,063

Air Freight & Logistics* – 0.4%
11,243	Atlas Air Worldwide Holdings, Inc.	463,661

Airlines* – 0.8%
29,009	Hawaiian Holdings, Inc.	1,006,612

Auto Components – 1.4%
19,609	Cooper Tire & Rubber Co.	819,460
13,563	Drew Industries, Inc.	811,474
1,717	Tower International, Inc.*	47,166

		1,678,100

Biotechnology* – 13.1%
9,392	Acceleron Pharma, Inc.	293,124
19,967	AMAG Pharmaceuticals, Inc.	798,680
12,113	Anacor Pharmaceuticals, Inc.	1,361,622
41,378	ARIAD Pharmaceuticals, Inc.	283,026
126,925	Array BioPharma, Inc.	649,856
17,034	BioCryst Pharmaceuticals, Inc.	153,136
30,001	Cepheid, Inc.	1,002,033
1,246	Clovis Oncology, Inc.	124,488
39,814	Dyax Corp.	1,096,079
32,353	Dynavax Technologies Corp.	734,737
23,700	Emergent Biosolutions, Inc.	761,955
17,614	Genomic Health, Inc.	368,485
59,652	Halozyme Therapeutics, Inc.(a)	933,554
39,151	ImmunoGen, Inc.	458,067
46,318	Infinity Pharmaceuticals, Inc.	479,391
9,535	Ligand Pharmaceuticals, Inc.	861,487
31,285	MiMedx Group, Inc.(b)	227,755
42,708	Momenta Pharmaceuticals, Inc.	700,838
20,819	Neurocrine Biosciences, Inc.	1,022,005
18,991	NewLink Genetics Corp.(b)	726,786
76,513	Novavax, Inc.(b)	516,463
12,461	Ophthotech Corp.	622,178
123,725	Orexigen Therapeutics, Inc.(b)	376,124
3,367	Prothena Corp. PLC	173,434
28,848	Repligen Corp.	958,907
20,194	Retrophin, Inc.	386,311
477	Ultragenyx Pharmaceutical, Inc.	47,390

		16,117,911

Building Products – 2.4%
5,715	American Woodmark Corp.*	415,480
17,072	Apogee Enterprises, Inc.	845,576
23,924	Continental Building Products, Inc.*	420,345
14,198	Masonite International Corp.*	850,034
6,230	Universal Forest Products, Inc.	452,485

		2,983,920

Capital Markets – 1.0%
9,684	Evercore Partners, Inc. Class A	522,936
23,457	Investment Technology Group, Inc.	375,547
17,750	WisdomTree Investments, Inc.(b)	341,332

		1,239,815

Common Stocks – (continued)
Chemicals – 2.1%
11,379	A. Schulman, Inc.	$408,392
3,866	Balchem Corp.	264,048
20,502	Ferro Corp.*	256,070
6,366	Innophos Holdings, Inc.	270,491
8,393	PolyOne Corp.	280,662
13,547	Sensient Technologies Corp.	884,213
3,505	Stepan Co.	185,520

		2,549,396

Commercial Banks(b) – 0.2%
29,046	OFG Bancorp	267,514

Commercial Services & Supplies – 2.4%
17,882	ABM Industries, Inc.	507,849
11,266	G&K Services, Inc. Class A	741,528
19,410	HNI Corp.	833,465
7,182	Interface, Inc.	140,408
4,026	Kimball International, Inc. Class B	43,964
10,332	Knoll, Inc.	240,116
945	Multi-Color Corp.	73,559
26,791	Quad Graphics, Inc.	345,604

		2,926,493

Communications Equipment – 2.9%
42,756	Ciena Corp.*	1,032,130
82,386	Harmonic, Inc.*	474,543
16,912	Infinera Corp.*	334,181
47,441	Ixia*	683,625
13,193	NETGEAR, Inc.*	546,190
8,133	Plantronics, Inc.	436,092

		3,506,761

Computers & Peripherals* – 0.5%
47,100	QLogic Corp.	584,040

Construction & Engineering – 1.6%
28,392	Aegion Corp.*	547,682
28,010	Comfort Systems USA, Inc.	894,359
10,258	EMCOR Group, Inc.	495,256

		1,937,297

Construction Materials* – 0.7%
42,125	Headwaters, Inc.	865,669

Consumer Finance – 0.8%
25,730	Cash America International, Inc.	888,457
7,110	Enova International, Inc.*	92,430

		980,887

Containers & Packaging* – 0.9%
32,001	Berry Plastics Group, Inc.	1,072,033

Diversified Consumer Services – 2.2%
2,383	Bright Horizons Family Solutions, Inc.*	152,560
11,741	Capella Education Co.	530,106
29,895	Houghton Mifflin Harcourt Co.*	585,643
3,718	K12, Inc.*	36,102

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Shares	Description	Value
Common Stocks – (continued)
Diversified Consumer Services – (continued)
43,972	Regis Corp.*	$726,417
10,443	Steiner Leisure Ltd.*	661,669

		2,692,497

Diversified Telecommunication Services* – 0.7%
11,164	General Communication, Inc. Class A	227,355
102,528	Vonage Holdings Corp.	622,345

		849,700

Electrical Equipment – 0.6%
49,248	General Cable Corp.	757,927

Electronic Equipment, Instruments & Components – 4.0%
10,849	Coherent, Inc.*	588,016
11,526	DTS, Inc.*	343,014
18,645	Insight Enterprises, Inc.*	473,583
28,482	Methode Electronics, Inc.	949,305
5,072	MTS Systems Corp.	334,904
10,278	OSI Systems, Inc.*	885,758
18,131	Plexus Corp.*	627,695
1,005	Rogers Corp.*	46,753
1,592	SYNNEX Corp.	140,797
4,541	Tech Data Corp.*	330,539
30,111	TTM Technologies, Inc.*	219,810

		4,940,174

Energy Equipment & Services* – 0.6%
21,453	Oil States International, Inc.	643,805
31,729	Pioneer Energy Services Corp.	73,294

		717,099

Food Products – 0.7%
7,528	J&J Snack Foods Corp.	924,363

Health Care Equipment & Supplies – 4.7%
2,742	ABIOMED, Inc.*	201,976
17,445	Cantel Medical Corp.	1,034,139
2,572	ICU Medical, Inc.*	282,843
8,632	Invacare Corp.	149,161
9,006	Livanova PLC*	596,918
11,379	Masimo Corp.*	451,519
39,954	Meridian Bioscience, Inc.	759,525
8,196	Merit Medical Systems, Inc.*	151,954
19,714	Natus Medical, Inc.*	897,578
1,034	NuVasive, Inc.*	48,763
20,876	West Pharmaceutical Services, Inc.	1,252,769

		5,827,145

Health Care Providers & Services* – 2.1%
15,251	Amedisys, Inc.	603,635
29,663	AMN Healthcare Services, Inc.	841,539
13,454	WellCare Health Plans, Inc.	1,192,024

		2,637,198

Health Care Technology – 1.6%
13,333	Computer Programs & Systems, Inc.(b)	506,788
1,791	Medidata Solutions, Inc.*	77,013

Common Stocks – (continued)
Health Care Technology – (continued)
21,066	Omnicell, Inc.*	$572,995
55,043	Quality Systems, Inc.	773,354

		1,930,150

Hotels, Restaurants & Leisure – 7.0%
16,700	BJ’s Restaurants, Inc.*	716,931
49,615	Bloomin’ Brands, Inc.	841,966
47,621	Boyd Gaming Corp.*	951,944
63,118	Denny’s Corp.*	691,773
35,479	Isle of Capri Casinos, Inc.*	678,713
13,628	Jack in the Box, Inc.	1,015,695
11,101	Krispy Kreme Doughnuts, Inc.*	151,973
18,564	La Quinta Holdings, Inc.*	281,245
3,052	Marriott Vacations Worldwide Corp.	196,549
13,204	Papa John’s International, Inc.	926,525
24,552	Pinnacle Entertainment, Inc.*	859,565
4,604	Red Robin Gourmet Burgers, Inc.*	344,794
3,530	Ruth’s Hospitality Group, Inc.	54,750
30,986	Sonic Corp.	884,340

		8,596,763

Household Durables – 1.2%
5,615	Cavco Industries, Inc.*	553,639
12,499	Ethan Allen Interiors, Inc.	340,098
12,079	La-Z-Boy, Inc.	344,855
5,057	Universal Electronics, Inc.*	240,562

		1,479,154

Independent Power Producers & Energy Traders* – 0.4%
55,275	Talen Energy Corp.	479,787

Insurance – 1.2%
25,322	American Equity Investment Life Holding Co.	650,269
4,022	Argo Group International Holdings Ltd.	251,455
34,119	Maiden Holdings Ltd.	530,551

		1,432,275

Internet & Catalog Retail – 0.8%
4,634	HSN, Inc.	286,613
28,669	Nutrisystem, Inc.	663,114

		949,727

Internet Software & Services – 3.6%
16,957	Blucora, Inc.*	166,179
31,006	Constant Contact, Inc.*	809,257
1,857	Cvent, Inc.*	58,700
99,432	EarthLink Holdings Corp.	850,143
16,065	Intralinks Holdings, Inc.*	140,569
12,745	LogMeIn, Inc.*	858,503
9,473	Monster Worldwide, Inc.*	59,396
9,414	Q2 Holdings, Inc.*	232,055
7,261	RetailMeNot, Inc.*	63,824
4,617	Stamps.com, Inc.*	349,091
35,933	Web.com Group, Inc.*	843,347

		4,431,064

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2015

Shares	Description	Value
Common Stocks – (continued)
IT Services* – 0.2%
6,753	Exlservice Holdings, Inc.	$298,888

Leisure Equipment & Products* – 0.2%
12,776	Smith & Wesson Holding Corp.	228,179

Life Sciences Tools & Services* – 0.7%
18,577	Cambrex Corp.	853,985

Machinery – 3.9%
10,261	Altra Industrial Motion Corp.	271,506
33,012	Blount International, Inc.*	200,383
32,877	Hillenbrand, Inc.	975,461
9,778	Hyster-Yale Materials Handling, Inc.	572,208
22,637	John Bean Technologies Corp.	1,015,496
6,336	Meritor, Inc.*	68,872
5,767	Milacron Holdings Corp.*	98,443
25,758	Mueller Industries, Inc.	811,892
67,834	Wabash National Corp.*	811,973

		4,826,234

Media – 0.1%
5,423	World Wrestling Entertainment, Inc. Class A	96,692

Metals & Mining – 1.6%
19,354	Carpenter Technology Corp.	644,682
57,650	Globe Specialty Metals, Inc.	727,543
10,227	Materion Corp.	308,344
3,229	Schnitzer Steel Industries, Inc. Class A	54,441
8,188	SunCoke Energy, Inc.	40,612
5,393	Worthington Industries, Inc.	165,565

		1,941,187

Oil, Gas & Consumable Fuels – 3.0%
36,240	Alon USA Energy, Inc.	607,020
22,801	Bill Barrett Corp.*(b)	111,041
27,582	Delek US Holdings, Inc.	750,230
11,293	Gener8 Maritime, Inc.*	117,447
21,113	Green Plains, Inc.	433,028
3,496	REX American Resources Corp.*	191,965
5,785	SemGroup Corp. Class A	263,507
39,395	W&T Offshore, Inc.	128,428
25,132	Western Refining, Inc.(a)	1,045,994

		3,648,660

Paper & Forest Products – 0.2%
6,557	Schweitzer-Mauduit International, Inc.	254,543

Personal Products* – 0.3%
2,730	USANA Health Sciences, Inc.	351,078

Pharmaceuticals – 2.5%
22,246	Amphastar Pharmaceuticals, Inc.*	263,393
21,298	Phibro Animal Health Corp. Class A	710,501
20,523	Prestige Brands Holdings, Inc.*	1,005,832
25,418	Sagent Pharmaceuticals, Inc.*	427,277
12,815	SciClone Pharmaceuticals, Inc.*	97,650

Common Stocks – (continued)
Pharmaceuticals – (continued)
23,834	Sucampo Pharmaceuticals, Inc. Class A*	$461,426
7,641	Supernus Pharmaceuticals, Inc.*	126,077

		3,092,156

Professional Services – 2.5%
2,914	Heidrick & Struggles International, Inc.	77,396
16,740	Insperity, Inc.	777,740
21,974	Korn/Ferry International	799,194
27,001	TrueBlue, Inc.*	782,219
14,534	WageWorks, Inc.*	697,923

		3,134,472

Real Estate Investment Trusts – 4.4%
62,513	Anworth Mortgage Asset Corp.	298,187
16,739	Coresite Realty Corp.	919,808
43,049	CubeSmart	1,197,623
30,024	CyrusOne, Inc.	1,059,247
25,218	DuPont Fabros Technology, Inc.	809,246
13,071	Kite Realty Group Trust	345,205
8,651	PS Business Parks, Inc.	742,169

		5,371,485

Real Estate Management & Development* – 0.2%
4,923	Marcus & Millichap, Inc.	214,495

Road & Rail – 0.3%
13,284	ArcBest Corp.	344,056

Semiconductors & Semiconductor Equipment – 3.8%
25,546	Advanced Energy Industries, Inc.*	722,441
12,002	Ambarella, Inc.*(b)	593,379
17,630	Cabot Microelectronics Corp.*	743,457
22,789	Cirrus Logic, Inc.*	702,585
1,945	Integrated Device Technology, Inc.*	49,597
23,639	Microsemi Corp.*	851,240
29,825	PMC-Sierra, Inc.*	355,514
13,229	Power Integrations, Inc.	669,520

		4,687,733

Software – 6.8%
3,100	Blackbaud, Inc.	194,339
26,637	EPIQ Systems, Inc.	367,591
11,469	Fair Isaac Corp.	1,059,392
27,557	Gigamon, Inc.*	722,820
3,309	Imperva, Inc.*	233,682
31,981	Infoblox, Inc.*	521,610
20,845	Manhattan Associates, Inc.*	1,518,558
1,993	MicroStrategy, Inc. Class A*	342,935
22,233	Pegasystems, Inc.	620,078
3,309	QAD, Inc. Class A	84,512
14,184	Qlik Technologies, Inc.*	444,952
23,356	Take-Two Interactive Software, Inc.*	775,419
8,355	Tyler Technologies, Inc.*	1,423,358

		8,309,246

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Shares	Description	Value
Common Stocks – (continued)
Specialty Retail – 1.6%
1,745	Lithia Motors, Inc. Class A	$204,846
38,727	Pier 1 Imports, Inc.(b)	287,354
25,747	Select Comfort Corp.*	545,837
18,682	The Cato Corp. Class A	705,432
11,013	Zumiez, Inc.*	192,507

		1,935,976

Textiles, Apparel & Luxury Goods – 0.8%
7,922	G-III Apparel Group Ltd.*	436,423
30,329	Wolverine World Wide, Inc.	563,209

		999,632

Thrifts & Mortgage Finance – 0.5%
1,022	BofI Holding, Inc.*	81,770
52,149	Brookline Bancorp, Inc.	591,891

		673,661

Trading Companies & Distributors* – 0.8%
9,560	Beacon Roofing Supply, Inc.	338,328
1,893	DXP Enterprises, Inc.	57,282
36,065	Univar, Inc.	636,908

		1,032,518

Wireless Telecommunication Services – 0.1%
1,364	Shenandoah Telecommunications Co.	63,822

TOTAL COMMON STOCKS
(Cost $118,687,428)		$119,385,893

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investment(c) – 2.6%
Repurchase Agreements – 2.6%
Joint Repurchase Agreement Account II
$3,200,000	0.092%	11/02/15	$3,200,000
(Cost $3,200,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $121,887,428)			$122,585,893

Shares	Rate	Value
Securities Lending Reinvestment Vehicle(d)(e) – 2.8%
Goldman Sachs Financial Square Money Market Fund – FST Shares
3,384,225	0.159%	$3,384,225
(Cost $3,384,225)

TOTAL INVESTMENTS – 102.7%
(Cost $125,271,653)		$125,970,118

LIABILITIES IN EXCESS OF OTHER ASSETS – (2.7)%		(3,343,769)

NET ASSETS – 100.0%		$122,626,349

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(b)	All or a portion of security is on loan.
(c)	Joint repurchase agreement was entered into on October 30, 2015. Additional information appears on page 67.
(d)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on October 31, 2015.
(e)	Represents an Affiliated Issuer.

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At October 31, 2015, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Russell 2000 Mini Index	15	December 2015	$1,737,450	$87,551

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Schedule of Investments

October 31, 2015

Shares	Description	Value

Common Stocks – 97.7%
Aerospace & Defense – 0.8%
47,252	DigitalGlobe, Inc.*	$705,473
8,277	Ducommun, Inc.*	179,114
2,859	National Presto Industries, Inc.	251,735

		1,136,322

Air Freight & Logistics* – 0.9%
37,257	Air Transport Services Group, Inc.	364,746
22,682	Atlas Air Worldwide Holdings, Inc.	935,406

		1,300,152

Auto Components – 1.3%
28,886	Cooper Tire & Rubber Co.	1,207,146
32,950	Modine Manufacturing Co.*	275,791
10,765	Tower International, Inc.	295,715

		1,778,652

Biotechnology – 2.3%
3,495	Anacor Pharmaceuticals, Inc.*	392,873
72,176	Array BioPharma, Inc.*	369,541
1,348	Cepheid, Inc.*	45,023
26,857	Emergent Biosolutions, Inc.*	863,453
18,394	Halozyme Therapeutics, Inc.*	287,866
28,118	Infinity Pharmaceuticals, Inc.*	291,021
147,263	PDL BioPharma, Inc.(a)	674,465
8,242	Repligen Corp.*	273,964

		3,198,206

Building Products – 0.8%
15,220	Universal Forest Products, Inc.	1,105,429

Capital Markets – 1.5%
31,949	Investment Technology Group, Inc.	511,503
31,922	Janus Capital Group, Inc.	495,749
22,082	Stifel Financial Corp.*	981,103

		1,988,355

Chemicals – 2.3%
14,171	A. Schulman, Inc.	508,597
30,291	FutureFuel Corp.	466,784
18,693	Innophos Holdings, Inc.	794,266
7,319	Intrepid Potash, Inc.*	28,251
7,078	Kraton Performance Polymers, Inc.*	144,320
13,180	Sensient Technologies Corp.	860,259
7,150	Stepan Co.	378,450

		3,180,927

Commercial Banks – 12.9%
18,697	1st Source Corp.	593,817
1,626	Bancfirst Corp.	100,210
6,184	Banco Latinoamericano de Comercio Exterior SA Class E	167,154
10,092	Banner Corp.	495,214
34,947	Central Pacific Financial Corp.	781,415
11,046	Chemical Financial Corp.	374,791
2,853	City Holding Co.(a)	136,459
30,316	Columbia Banking System, Inc.	1,010,129

Common Stocks – (continued)
Commercial Banks – (continued)
67,638	CVB Financial Corp.	$1,180,283
24,375	FCB Financial Holdings, Inc. Class A*	866,775
4,077	First Citizens BancShares, Inc. Class A	1,044,283
7,632	First Financial Bancorp	147,145
34,108	First Interstate BancSystem, Inc.	967,303
36,675	First Merchants Corp.	961,985
50,203	First Midwest Bancorp, Inc.	894,617
18,526	Flushing Financial Corp.	389,787
9,256	Great Southern Bancorp, Inc.	447,342
2,703	Heartland Financial USA, Inc.	99,579
112,378	Investors Bancorp, Inc.	1,405,849
78,581	National Penn Bancshares, Inc.	946,115
57,321	OFG Bancorp(a)	527,926
25,088	PrivateBancorp, Inc.	1,049,431
2,004	Renasant Corp.	69,399
3,912	TriCo Bancshares	103,120
6,310	Trustmark Corp.	151,629
75,868	Umpqua Holdings Corp.	1,266,996
41,794	United Community Banks, Inc.	842,567
19,084	WesBanco, Inc.	623,093
3,125	Western Alliance Bancorp*	111,719

		17,756,132

Commercial Services & Supplies – 2.2%
32,933	ABM Industries, Inc.	935,297
3,425	Essendant, Inc.	118,402
11,705	G&K Services, Inc. Class A	770,423
47,710	Kimball International, Inc. Class B	520,993
55,693	Quad Graphics, Inc.	718,440

		3,063,555

Communications Equipment – 2.2%
19,659	Calix, Inc.*	137,416
4,846	Comtech Telecommunications Corp.	117,079
70,601	Harmonic, Inc.*	406,662
24,372	Ixia*	351,200
27,904	NETGEAR, Inc.*	1,155,226
62,602	Polycom, Inc.*	862,656

		3,030,239

Computers & Peripherals* – 0.7%
76,725	QLogic Corp.	951,390

Construction & Engineering – 2.7%
43,876	Aegion Corp.*	846,368
19,691	Comfort Systems USA, Inc.	628,733
25,913	EMCOR Group, Inc.	1,251,080
27,708	Granite Construction, Inc.	909,931

		3,636,112

Construction Materials* – 0.5%
33,282	Headwaters, Inc.	683,945

Consumer Finance – 2.0%
34,435	Cash America International, Inc.	1,189,041
21,854	Enova International, Inc.*	284,102

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Consumer Finance – (continued)
68,482	EZCORP, Inc. Class A*	$456,090
22,422	Nelnet, Inc. Class A	802,259

		2,731,492

Containers & Packaging* – 0.8%
31,779	Berry Plastics Group, Inc.	1,064,597

Diversified Consumer Services* – 2.1%
41,002	Apollo Education Group, Inc.	297,674
29,421	Bridgepoint Education, Inc.	228,013
50,833	Houghton Mifflin Harcourt Co.	995,818
37,415	K12, Inc.	363,300
57,427	Regis Corp.	948,694

		2,833,499

Diversified Telecommunication Services* – 0.6%
141,115	Vonage Holdings Corp.	856,568

Electric Utilities – 0.9%
20,978	Cleco Corp.	1,111,834
2,472	MGE Energy, Inc.	102,019

		1,213,853

Electrical Equipment – 0.7%
41,938	General Cable Corp.	645,426
26,942	LSI Industries, Inc.	289,357

		934,783

Electronic Equipment, Instruments & Components – 3.9%
12,937	Benchmark Electronics, Inc.*	255,894
30,679	Insight Enterprises, Inc.*	779,247
28,883	Kimball Electronics, Inc.*	328,978
12,529	OSI Systems, Inc.*	1,079,749
5,575	Plexus Corp.*	193,007
3,081	ScanSource, Inc.*	106,325
11,937	SYNNEX Corp.	1,055,708
14,970	Tech Data Corp.*	1,089,666
59,317	TTM Technologies, Inc.*	433,014

		5,321,588

Energy Equipment & Services – 0.9%
1,971	Bristow Group, Inc.	68,453
32,396	Oil States International, Inc.*	972,204
63,563	Pioneer Energy Services Corp.*	146,830
1,680	SEACOR Holdings, Inc.*	98,146

		1,285,633

Food & Staples Retailing – 0.8%
11,294	Ingles Markets, Inc. Class A	564,022
18,171	SpartanNash Co.	506,971

		1,070,993

Food Products – 0.5%
2,811	J&J Snack Foods Corp.	345,163
2,543	Lancaster Colony Corp.	289,190

		634,353

Common Stocks – (continued)
Gas Utilities – 2.1%
7,781	Chesapeake Utilities Corp.	$406,246
37,466	New Jersey Resources Corp.	1,186,923
1,651	Northwest Natural Gas Co.	78,868
14,926	Southwest Gas Corp.	917,352
5,755	WGL Holdings, Inc.	358,134

		2,947,523

Health Care Equipment & Supplies – 1.5%
2,505	Cantel Medical Corp.	148,497
6,106	CONMED Corp.	247,659
800	ICU Medical, Inc.*	87,976
5,139	Meridian Bioscience, Inc.	97,692
32,337	Merit Medical Systems, Inc.*	599,528
16,081	Natus Medical, Inc.*	732,168
1,624	Orthofix International NV*	55,297
2,632	SurModics, Inc.*	56,141

		2,024,958

Health Care Providers & Services* – 1.1%
3,895	Amedisys, Inc.	154,164
18,228	Magellan Health, Inc.	973,375
17,017	Triple-S Management Corp. Class B	350,380

		1,477,919

Health Care Technology – 0.5%
50,437	Quality Systems, Inc.	708,640

Hotels, Restaurants & Leisure – 3.1%
10,848	BJ’s Restaurants, Inc.*	465,705
19,469	Boyd Gaming Corp.*	389,185
66,348	Denny’s Corp.*	727,174
11,714	Isle of Capri Casinos, Inc.*	224,089
9,460	Jack in the Box, Inc.	705,054
11,678	Papa John’s International, Inc.	819,445
30,398	Sonic Corp.	867,559

		4,198,211

Household Durables – 1.8%
10,798	Cavco Industries, Inc.*	1,064,683
6,605	CSS Industries, Inc.	180,317
30,573	Ethan Allen Interiors, Inc.	831,891
11,557	La-Z-Boy, Inc.	329,952

		2,406,843

Household Products* – 0.1%
11,714	Central Garden & Pet Co. Class A	197,732

Independent Power Producers & Energy Traders – 0.8%
7,890	Ormat Technologies, Inc.	297,611
89,723	Talen Energy Corp.*	778,795

		1,076,406

Insurance – 4.4%
40,107	American Equity Investment Life Holding Co.	1,029,948
18,749	Argo Group International Holdings Ltd.	1,172,187
14,697	Employers Holdings, Inc.	389,029
5,998	Heritage Insurance Holdings, Inc.*	132,676

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2015

Shares	Description	Value

Common Stocks – (continued)
Insurance – (continued)
57,144	Maiden Holdings Ltd.	$888,589
2,124	Primerica, Inc.	101,166
20,034	Selective Insurance Group, Inc.	731,041
8,616	Stewart Information Services Corp.	346,105
25,651	Symetra Financial Corp.	813,906
12,483	United Fire Group, Inc.	464,243

		6,068,890

Internet & Catalog Retail – 0.4%
22,871	Nutrisystem, Inc.	529,006

Internet Software & Services – 1.7%
37,306	Blucora, Inc.*	365,599
27,403	Constant Contact, Inc.*	715,218
37,503	EarthLink Holdings Corp.	320,651
25,877	Marchex, Inc. Class B	111,788
22,699	Monster Worldwide, Inc.*	142,323
29,828	Web.com Group, Inc.*	700,063

		2,355,642

IT Services – 0.7%
20,357	ManTech International Corp. Class A	588,317
14,356	Sykes Enterprises, Inc.*	416,324

		1,004,641

Machinery – 3.7%
26,911	Barnes Group, Inc.	1,011,585
3,808	Briggs & Stratton Corp.	67,668
55,998	Federal Signal Corp.	843,330
11,162	Hyster-Yale Materials Handling, Inc.	653,200
7,009	John Bean Technologies Corp.	314,424
7,378	Kadant, Inc.	303,383
6,120	Milacron Holdings Corp.*	104,468
13,414	Miller Industries, Inc.	304,230
24,505	Mueller Industries, Inc.	772,398
794	Tennant Co.	45,988
59,224	Wabash National Corp.*	708,911

		5,129,585

Media* – 0.1%
13,330	Entercom Communications Corp. Class A	147,163

Metals & Mining – 2.0%
30,662	Carpenter Technology Corp.	1,021,351
4,050	Globe Specialty Metals, Inc.	51,111
24,831	Materion Corp.	748,655
34,209	Schnitzer Steel Industries, Inc. Class A	576,764
9,585	Worthington Industries, Inc.	294,259

		2,692,140

Oil, Gas & Consumable Fuels – 3.2%
46,949	Alon USA Energy, Inc.(b)	786,396
17,296	Contango Oil & Gas Co.*	132,314
31,031	Delek US Holdings, Inc.	844,043
18,805	Gener8 Maritime, Inc.*	195,572
37,502	Green Plains, Inc.	769,166

Common Stocks – (continued)
Oil, Gas & Consumable Fuels – (continued)
16,026	Nordic American Tankers Ltd.(a)	$244,877
3,299	Par Pacific Holdings, Inc.*	75,217
8,302	REX American Resources Corp.*	455,863
22,267	Scorpio Tankers, Inc.	203,075
16,248	Western Refining, Inc.	676,242

		4,382,765

Paper & Forest Products – 0.4%
13,479	Schweitzer-Mauduit International, Inc.	523,255

Professional Services – 1.5%
14,377	CDI Corp.	115,016
8,101	Heidrick & Struggles International, Inc.	215,163
1,192	Huron Consulting Group, Inc.*	57,574
14,676	Insperity, Inc.	681,847
27,939	Korn/Ferry International	1,016,141

		2,085,741

Real Estate Investment Trusts – 15.1%
21,621	American Assets Trust, Inc.	911,541
36,367	American Capital Mortgage Investment Corp.	527,685
158,457	Anworth Mortgage Asset Corp.	755,840
15,576	Coresite Realty Corp.	855,901
107,947	Cousins Properties, Inc.	1,083,788
36,610	CubeSmart	1,018,490
26,131	CyrusOne, Inc.	921,902
34,988	DCT Industrial Trust, Inc.	1,298,755
31,593	DuPont Fabros Technology, Inc.	1,013,819
99,956	FelCor Lodging Trust, Inc.	804,646
50,162	First Industrial Realty Trust, Inc.	1,087,512
22,921	Getty Realty Corp.	386,907
7,478	Highwoods Properties, Inc.	324,919
32,157	Hudson Pacific Properties, Inc.	918,726
58,019	Invesco Mortgage Capital, Inc.	699,129
40,315	Kite Realty Group Trust	1,064,719
6,434	LaSalle Hotel Properties	189,224
48,111	Mack-Cali Realty Corp.	1,046,895
35,276	New Residential Investment Corp.	427,898
136,826	New York Mortgage Trust, Inc.(a)	777,172
15,058	Pebblebrook Hotel Trust	514,682
12,260	PS Business Parks, Inc.	1,051,785
15,419	QTS Realty Trust, Inc. Class A	663,171
22,414	Ramco-Gershenson Properties Trust	376,555
36,123	Rouse Properties, Inc.(a)	635,404
7,862	Sovran Self Storage, Inc.	785,178
57,330	Western Asset Mortgage Capital Corp.(a)	654,709

		20,796,952

Real Estate Management & Development – 0.8%
27,175	Alexander & Baldwin, Inc.	1,025,585

Road & Rail – 0.2%
12,635	ArcBest Corp.	327,247

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Semiconductors & Semiconductor Equipment – 0.8%
9,779	Advanced Energy Industries, Inc.*	$276,550
14,947	Cabot Microelectronics Corp.*	630,315
4,651	Power Integrations, Inc.	235,387

		1,142,252

Software – 0.6%
24,391	Progress Software Corp.*	592,213
10,255	QAD, Inc. Class A	261,913

		854,126

Specialty Retail – 0.9%
23,142	Stage Stores, Inc.	225,172
22,634	The Cato Corp. Class A	854,660
7,407	Zumiez, Inc.*	129,474

		1,209,306

Thrifts & Mortgage Finance – 3.9%
44,572	Beneficial Bancorp, Inc.*	618,214
87,328	Brookline Bancorp, Inc.	991,173
46,677	Dime Community Bancshares, Inc.	809,846
4,708	Flagstar Bancorp, Inc.*	104,706
53,214	Northfield Bancorp, Inc.	815,238
56,126	Oritani Financial Corp.	893,526
8,498	TrustCo Bank Corp. NY	52,942
43,097	Washington Federal, Inc.	1,074,839

		5,360,484

Trading Companies & Distributors* – 1.2%
25,260	Beacon Roofing Supply, Inc.	893,952
40,555	Univar, Inc.	716,201

		1,610,153

Water Utilities – 0.6%
37,095	California Water Service Group	829,444

Wireless Telecommunication Services – 0.2%
16,569	Spok Holdings, Inc.	298,739

TOTAL COMMON STOCKS
(Cost $130,647,319)		$134,168,123

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investment(c) – 2.5%
Repurchase Agreements – 2.5%
Joint Repurchase Agreement Account II
$3,500,000	0.092%	11/02/15	$3,500,000
(Cost $3,500,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $134,147,319)			$137,668,123

Shares	Rate	Value
Securities Lending Reinvestment Vehicle(d)(e) – 2.3%
Goldman Sachs Financial Square Money Market Fund – FST Shares
3,158,375	0.159%	$3,158,375
(Cost $3,158,375)

TOTAL INVESTMENTS – 102.5%
(Cost $137,305,694)		$140,826,498

LIABILITIES IN EXCESS OF OTHER ASSETS – (2.5)%		(3,447,942)

NET ASSETS – 100.0%		$137,378,556

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(c)	Joint repurchase agreement was entered into on October 30, 2015. Additional information appears on page 67.
(d)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on October 31, 2015.
(e)	Represents an Affiliated Issuer.

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At October 31, 2015, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Russell 2000 Mini Index	20	December 2015	$2,316,600	$8,401

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS U.S. EQUITY INSIGHTS FUND

Schedule of Investments

October 31, 2015

Shares	Description	Value

Common Stocks – 96.2%
Aerospace & Defense – 1.0%
44,630	BE Aerospace, Inc.	$2,095,378
6,963	General Dynamics Corp.	1,034,563
14,568	Huntington Ingalls Industries, Inc.	1,747,286

		4,877,227

Airlines – 1.8%
38,926	Alaska Air Group, Inc.	2,968,108
108,367	Delta Air Lines, Inc.	5,509,378

		8,477,486

Auto Components – 0.2%
13,388	Delphi Automotive PLC	1,113,748

Beverages – 4.3%
47,025	Coca-Cola Enterprises, Inc.	2,414,263
27,771	Constellation Brands, Inc. Class A	3,743,531
36,234	Dr. Pepper Snapple Group, Inc.	3,238,233
17,412	Monster Beverage Corp.*	2,373,604
82,006	PepsiCo., Inc.	8,380,193

		20,149,824

Biotechnology – 4.2%
53,366	AbbVie, Inc.	3,177,945
3,297	Amgen, Inc.	521,520
13,595	Biogen, Inc.*	3,949,483
50,822	Celgene Corp.*	6,236,368
52,277	Gilead Sciences, Inc.	5,652,712

		19,538,028

Capital Markets – 0.7%
27,306	Ameriprise Financial, Inc.	3,150,020
4,256	SEI Investments Co.	220,546

		3,370,566

Chemicals – 1.7%
37,741	Ecolab, Inc.	4,542,130
35,741	LyondellBasell Industries NV Class A	3,320,696

		7,862,826

Commercial Banks – 4.2%
448,307	Bank of America Corp.	7,522,591
3,823	Citigroup, Inc.	203,269
153,854	JPMorgan Chase & Co.	9,885,120
7,686	Synovus Financial Corp.	243,108
33,638	Wells Fargo & Co.	1,821,161

		19,675,249

Communications Equipment – 2.4%
285,686	Cisco Systems, Inc.(a)	8,242,041
8,927	F5 Networks, Inc.*	983,755
20,746	Juniper Networks, Inc.	651,217
8,345	Palo Alto Networks, Inc.*	1,343,545

		11,220,558

Computers & Peripherals – 3.0%
116,808	Apple, Inc.	13,958,556

Common Stocks – (continued)
Consumer Finance – 1.2%
38,596	American Express Co.	$2,827,543
35,755	Capital One Financial Corp.	2,821,069

		5,648,612

Containers & Packaging – 0.5%
43,794	WestRock Co.	2,354,365

Diversified Financial Services – 1.0%
14,878	Berkshire Hathaway, Inc. Class B*	2,023,706
43,026	MSCI, Inc.	2,882,742

		4,906,448

Diversified Telecommunication Services – 3.6%
216,201	AT&T, Inc.	7,244,895
201,642	Verizon Communications, Inc.	9,452,977

		16,697,872

Electrical Equipment – 0.6%
11,777	Acuity Brands, Inc.	2,574,452

Electronic Equipment, Instruments & Components – 1.6%
17,716	Avnet, Inc.	804,838
32,292	CDW Corp.	1,443,129
318,816	Flextronics International Ltd.*	3,631,314
59,261	Ingram Micro, Inc. Class A	1,764,793

		7,644,074

Energy Equipment & Services – 0.3%
22,829	Baker Hughes, Inc.	1,202,632

Food & Staples Retailing – 1.8%
71,527	CVS Health Corp.	7,065,437
35,111	The Kroger Co.	1,327,196

		8,392,633

Food Products – 3.1%
120,577	ConAgra Foods, Inc.	4,889,397
108,081	Flowers Foods, Inc.	2,918,187
93,390	General Mills, Inc.	5,426,893
14,260	Kellogg Co.	1,005,615
3,175	Pinnacle Foods, Inc.	139,954

		14,380,046

Health Care Equipment & Supplies – 3.7%
46,978	Abbott Laboratories	2,104,614
25,281	C.R. Bard, Inc.	4,711,114
120,600	Hologic, Inc.*	4,686,516
13,747	Sirona Dental Systems, Inc.*	1,500,210
45,404	Stryker Corp.	4,341,531

		17,343,985

Health Care Providers & Services – 0.3%
5,301	Centene Corp.*	315,303
6,311	McKesson Corp.	1,128,407

		1,443,710

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Hotels, Restaurants & Leisure – 2.3%
84,341	Carnival Corp.	$4,561,161
100,576	Starbucks Corp.	6,293,041

		10,854,202

Household Durables – 1.8%
36,005	D.R. Horton, Inc.	1,059,987
56,104	Leggett & Platt, Inc.	2,526,363
24,433	Mohawk Industries, Inc.*	4,776,652

		8,363,002

Household Products – 0.3%
10,000	Church & Dwight Co., Inc.	860,900
9,325	The Procter & Gamble Co.	712,244

		1,573,144

Independent Power Producers & Energy Traders – 0.9%
75,855	Calpine Corp.*	1,176,511
157,713	NRG Energy, Inc.	2,032,921
103,392	Talen Energy Corp.*	897,442

		4,106,874

Industrial Conglomerates – 0.6%
97,107	General Electric Co.	2,808,334

Insurance – 2.1%
47,813	Reinsurance Group of America, Inc.	4,314,645
48,900	The Travelers Cos., Inc.	5,520,321

		9,834,966

Internet & Catalog Retail – 2.1%
10,426	Amazon.com, Inc.*	6,525,634
1,991	Expedia, Inc.	271,373
9,836	Netflix, Inc.*	1,066,026
1,334	The Priceline Group, Inc.*	1,939,956

		9,802,989

Internet Software & Services* – 4.1%
7,284	Alphabet, Inc. Class A	5,371,149
7,705	Alphabet, Inc. Class C	5,476,791
3,937	CoStar Group, Inc.	799,487
53,584	Facebook, Inc. Class A	5,463,960
44,285	Rackspace Hosting, Inc.	1,144,767
21,561	Yahoo!, Inc.	768,003

		19,024,157

IT Services – 3.6%
30,702	Accenture PLC Class A	3,291,254
44,837	Automatic Data Processing, Inc.	3,900,371
7,380	Fidelity National Information Services, Inc.	538,150
1,072	Global Payments, Inc.	146,231
40,400	MasterCard, Inc. Class A	3,999,196
96,989	Vantiv, Inc. Class A*	4,863,998

		16,739,200

Common Stocks – (continued)
Machinery – 1.8%
139,774	Allison Transmission Holdings, Inc.	$4,011,514
9,808	Snap-on, Inc.	1,627,049
13,238	Stanley Black & Decker, Inc.	1,402,963
21,117	The Toro Co.	1,589,477

		8,631,003

Media – 3.2%
135,964	Comcast Corp. Class A	8,514,066
12,888	Liberty Global PLC Class A*	573,774
83,645	Liberty Global PLC Series C*	3,566,623
25,714	Thomson Reuters Corp.	1,054,788
7,328	Time Warner Cable, Inc.	1,387,923

		15,097,174

Metals & Mining – 0.3%
65,120	Steel Dynamics, Inc.	1,202,766

Multiline Retail – 0.4%
23,666	Target Corp.	1,826,542

Oil, Gas & Consumable Fuels – 8.1%
9,128	Cabot Oil & Gas Corp.	198,169
62,098	Columbia Pipeline Group, Inc.	1,289,775
22,336	CVR Energy, Inc.(b)	993,059
69,653	Exxon Mobil Corp.	5,763,089
75,786	HollyFrontier Corp.	3,711,240
84,908	Kinder Morgan, Inc.	2,322,234
109,863	Marathon Petroleum Corp.	5,690,903
79,442	PBF Energy, Inc. Class A	2,701,028
23,843	Phillips 66	2,123,219
72,878	Spectra Energy Corp.	2,082,125
39,363	Tesoro Corp.	4,209,086
88,089	Valero Energy Corp.	5,806,827
26,394	World Fuel Services Corp.	1,173,477

		38,064,231

Personal Products – 0.4%
20,818	The Estee Lauder Cos., Inc. Class A	1,675,016

Pharmaceuticals – 6.8%
82,458	Eli Lilly & Co.	6,726,099
106,421	Johnson & Johnson	10,751,714
287,642	Pfizer, Inc.	9,728,053
102,744	Zoetis, Inc.	4,419,019

		31,624,885

Professional Services – 0.4%
4,518	Equifax, Inc.	481,483
10,379	ManpowerGroup, Inc.	952,585
9,718	Robert Half International, Inc.	511,750

		1,945,818

Real Estate Investment Trusts – 2.9%
25,579	American Tower Corp.	2,614,941
72,157	Apartment Investment & Management Co. Class A	2,827,833

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS U.S. EQUITY INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2015

Shares	Description	Value

Common Stocks – (continued)
Real Estate Investment Trusts – (continued)
3,215	Boston Properties, Inc.	$404,608
6,323	Equity Commonwealth*	181,533
42,790	Equity LifeStyle Properties, Inc.	2,587,939
2,357	Equity Residential	182,243
5,320	Extra Space Storage, Inc.	421,557
66,322	Gaming and Leisure Properties, Inc.	1,934,613
21,581	Post Properties, Inc.	1,289,249
4,844	Simon Property Group, Inc.	975,872

		13,420,388

Real Estate Management & Development – 1.4%
134,381	CBRE Group, Inc. Class A*	5,009,724
7,455	Forest City Enterprises, Inc. Class A*	164,755
8,338	Jones Lang LaSalle, Inc.	1,390,028

		6,564,507

Semiconductors & Semiconductor Equipment – 1.5%
8,780	Freescale Semiconductor Ltd.*	294,042
35,679	NXP Semiconductors NV*	2,795,450
82,222	Xilinx, Inc.	3,915,411

		7,004,903

Software – 1.2%
107,729	Microsoft Corp.	5,670,855

Specialty Retail – 5.5%
6,821	AutoZone, Inc.*	5,350,461
84,937	Lowe’s Cos., Inc.	6,270,899
20,356	O’Reilly Automotive, Inc.*	5,623,548
69,017	The Home Depot, Inc.	8,533,262

		25,778,170

Textiles, Apparel & Luxury Goods – 0.2%
16,951	VF Corp.	1,144,532

Tobacco – 1.6%
124,906	Altria Group, Inc.	7,553,066

Trading Companies & Distributors – 1.5%
80,876	AerCap Holdings NV*	3,356,354
30,488	Watsco, Inc.	3,750,939

		7,107,293

TOTAL COMMON STOCKS
(Cost $419,938,791)		$450,250,914

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investment(c) – 3.8%
Repurchase Agreements – 3.8%
Joint Repurchase Agreement Account II
$17,700,000	0.092%	11/02/15	$17,700,000
(Cost $17,700,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $437,638,791)			$467,950,914

Shares	Rate	Value
Securities Lending Reinvestment Vehicle(d)(e) – 0.1%
Goldman Sachs Financial Square Money Market Fund – FST Shares
729,425	0.159%	$729,425
(Cost $729,425)

TOTAL INVESTMENTS – 100.1%
(Cost $438,368,216)		$468,680,339

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.1)%		(613,965)

NET ASSETS – 100.0%		$468,066,374

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(b)	All or a portion of security is on loan.
(c)	Joint repurchase agreement was entered into on October 30, 2015. Additional information appears on page 67.
(d)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on October 31, 2015.
(e)	Represents an Affiliated Issuer.

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At October 31, 2015, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
S&P 500 E-Mini Index	123	December 2015	$12,753,255	$423,310

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Schedule of Investments

October 31, 2015

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT II — At October 31, 2015, the Funds had undivided interests in the Joint Repurchase Agreement Account II, with a maturity date of November 2, 2015, as follows:

Fund	Principal Amount	Maturity Value	Collateral Allocation Value
Large Cap Growth Insights	$21,900,000	$21,900,112	$22,386,184
Large Cap Value Insights	9,400,000	9,400,048	9,608,682
Small Cap Equity Insights	3,400,000	3,400,017	3,475,481
Small Cap Growth Insights	3,200,000	3,200,016	3,271,041
Small Cap Value Insights	3,500,000	3,500,018	3,577,701
U.S. Equity Insights	17,700,000	17,700,091	18,092,943

REPURCHASE AGREEMENTS — At October 31, 2015, the Principal Amount of the Funds’ interest in the Joint Repurchase Agreement Account II was as follows:

Counterparty	Interest Rate	Large Cap Growth Insights	Large Cap Value Insights	Small Cap Equity Insights	Small Cap Growth Insights	Small Cap Value Insights	U.S. Equity Insights
BNP Paribas Securities Co.	0.090%	$9,363,965	$4,019,236	$1,453,766	$1,368,251	$1,496,525	$7,568,136
Citigroup Global Markets, Inc.	0.100	4,818,335	2,068,144	748,052	704,049	770,053	3,894,270
Merrill Lynch & Co., Inc.	0.090	7,717,700	3,312,620	1,198,182	1,127,700	1,233,422	6,237,594
TOTAL		$21,900,000	$9,400,000	$3,400,000	$3,200,000	$3,500,000	$17,700,000

At October 31, 2015, the Joint Repurchase Agreement Account II was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
Federal Home Loan Bank	0.625%	12/28/16
Federal Home Loan Mortgage Corp.	1.000 to 7.500	07/28/17 to 07/01/45
Federal National Mortgage Association	2.000 to 7.500	04/01/16 to 11/01/45
Government National Mortgage Association	3.000 to 6.000	05/15/18 to 10/20/45
United States Treasury Inflation Protected Securities	1.875	07/15/19
U.S. Treasury Notes	1.000	09/30/19
United States Treasury Stripped Securities	0.000	05/15/34 to 11/15/36

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Statements of Assets and Liabilities

October 31, 2015

	Large Cap Growth Insights Fund
Assets:
Investments, at value (cost $756,075,572, $389,075,432, $142,689,198, $121,887,428, $134,147,319 and $437,638,791)(a)	$791,404,967
Investments in securities lending reinvestment vehicle — affiliated issuer, at value which equals cost	—
Cash	78,968
Receivables:
Fund shares sold	2,664,457
Dividends and interest	785,423
Reimbursement from investment adviser	84,049
Securities lending income	—
Other assets	2,986
Total assets	795,020,850

Liabilities:
Variation margin on certain derivative contracts	60,895
Payables:
Fund shares redeemed	998,320
Management fees	333,845
Distribution and Service fees and Transfer Agency fees	147,111
Investments purchased	—
Payable upon return of securities loaned	—
Accrued expenses and other liabilities	100,085
Total liabilities	1,640,256

Net Assets:
Paid-in capital	1,009,698,332
Undistributed (distributions in excess of) net investment income	5,978,180
Accumulated net realized gain (loss)	(258,224,368)
Net unrealized gain (loss)	35,928,450
NET ASSETS	$793,380,594
Net Assets:
Class A	$200,633,821
Class C	49,657,540
Institutional	493,321,846
Service	3,096,425
Class IR	36,001,170
Class R	10,659,809
Class R6	9,983
Total Net Assets	$793,380,594
Shares Outstanding $0.001 par value (unlimited shares authorized):
Class A	8,675,058
Class C	2,361,879
Institutional	20,674,562
Service	135,266
Class IR	1,573,642
Class R	469,478
Class R6	418
Net asset value, offering and redemption price per share:(b)
Class A	$23.13
Class C	21.02
Institutional	23.86
Service	22.89
Class IR	22.88
Class R	22.71
Class R6	23.86	(c)

(a)	Includes loaned securities having a market value of $1,535,693, $2,934,041, $3,228,475, $3,004,967 and $724,698 for the Large Cap Value Insights, Small Cap Equity Insights, Small Cap Growth Insights, Small Cap Value Insights and U.S. Equity Insights Funds, respectively.
(b)	Maximum public offering price per share for Class A Shares of the Large Cap Growth Insights, Large Cap Value Insights, Small Cap Equity Insights, Small Cap Growth Insights, Small Cap Value Insights and U.S. Equity Insights Funds is $24.48, $17.90, $20.21, $32.96, $40.60 and $43.87, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.
(c)	Net asset value may not recalculate due to rounding of fractional shares.

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Large Cap Value Insights Fund	Small Cap Equity Insights Fund	Small Cap Growth Insights Fund		Small Cap Value Insights Fund		U.S. Equity Insights Fund

$387,751,482	$140,810,417	$122,585,893		$137,668,123		$467,950,914
1,543,540	3,040,011	3,384,225		3,158,375		729,425
70,587	53,834	58,501		58,174		71,641

207,296	375,167	181,010		20,938		353,210
563,083	56,013	23,645		60,685		637,974
45,771	2,744	31,239		26,730		16,778
751	1,532	5,814		2,432		215
5,104	1,055	1,156		899		2,832
390,187,614	144,340,773	126,271,483		140,996,356		469,762,989

14,879	5,384	3,673		5,154		57,178

124,421	70,157	51,872		193,549		192,991
166,353	96,357	82,097		93,101		201,382
49,464	34,707	27,737		54,731		156,781
—	—	—		382		—
1,543,540	3,040,011	3,384,225		3,158,375		729,425
101,425	118,741	95,530		112,508		358,858
2,000,082	3,365,357	3,645,134		3,617,800		1,696,615

691,601,465	217,450,424	111,721,126		126,045,599		422,140,541
262,539	438,381	715		593,980		4,044,396
(302,550,079)	(75,050,547)	10,118,492		7,209,772		11,146,004
(1,126,393)	(1,862,842)	786,016		3,529,205		30,735,433
$388,187,532	$140,975,416	$122,626,349		$137,378,556		$468,066,374

$62,150,163	$34,680,202	$43,647,490		$93,150,855		$272,737,754
15,658,353	14,153,121	7,964,202		16,416,165		37,811,177
296,403,079	81,067,476	64,023,134		21,036,093		121,863,405
7,270,923	959,470	—		—		3,344,175
5,424,813	1,119,061	4,682,927		1,773,827		4,615,312
1,270,339	8,986,274	2,298,998		4,991,780		27,684,687
9,862	9,812	9,598		9,836		9,864
$388,187,532	$140,975,416	$122,626,349		$137,378,556		$468,066,374

3,672,655	1,815,419	1,401,204		2,427,686		6,578,032
933,105	842,104	311,033		551,836		998,286
17,528,745	4,086,739	1,805,393		437,690		2,860,409
427,976	50,980	—		—		80,831
321,379	58,845	147,840		46,297		112,225
75,429	478,592	75,697		131,391		676,735
583	495	271		205		232

$16.92	$19.10	$31.15		$38.37		$41.46
16.78	16.81	25.61		29.75		37.88
16.91	19.84	35.46		48.06		42.60
16.99	18.82	—		—		41.37
16.88	19.02	31.68		38.31		41.13
16.84	18.78	30.37		37.99		40.91
16.90 (c)	19.84 (c)	35.46	(c)	48.07	(c)	42.60	(c)

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Statements of Operations

For the Fiscal Year Ended October 31, 2015

Large Cap Growth Insights Fund
Investment income:
Dividends (net of foreign withholding taxes of $410, $426, $2,670, $1,389, $2,762 and $0)	$10,813,508
Interest	23,345
Securities lending income — affiliated issuer	22,969
Total investment income	10,859,822

Expenses:
Management fees	4,171,999
Distribution and Service fees(a)	786,328
Transfer Agency fees(a)	599,778
Registration fees	151,705
Professional fees	105,411
Custody, accounting and administrative services	97,143
Printing and mailing costs	67,640
Trustee fees	23,910
Service Share fees — Shareholder Administration Plan	4,498
Service Share fees — Service Plan	4,498
Other	16,999
Total expenses	6,029,909
Less — expense reductions	(1,271,535)
Net expenses	4,758,374
NET INVESTMENT INCOME (LOSS)	6,101,448

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments	30,891,910
Futures contracts	23,881
Net change in unrealized gain (loss) on:
Investments	8,290,168
Futures contracts	204,228
Net realized and unrealized gain (loss)	39,410,187
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$45,511,635

(a)	Class specific Distribution and Service and Transfer Agency fees were as follows:

	Distribution and Service Fees				Transfer Agency Fees
Fund	Class A	Class B(b)	Class C	Class R	Class A	Class B(b)	Class C	Institutional	Service	Class IR	Class R	Class R6(c)
Large Cap Growth Insights	$406,108	$1,021	$356,314	$22,885	$308,641	$194	$67,700	$164,541	$720	$49,285	$8,696	$1
Large Cap Value Insights	161,256	268	163,599	4,198	122,554	51	31,084	146,896	2,802	12,036	1,595	1
Small Cap Equity Insights	98,026	97	150,650	43,740	74,499	18	28,624	40,472	537	1,532	16,621	1
Small Cap Growth Insights	101,249	900	75,202	7,147	76,949	171	14,288	18,082	—	9,810	2,716	1
Small Cap Value Insights	248,660	3,050	181,500	11,023	188,982	579	34,485	7,332	—	3,285	4,189	1
U.S. Equity Insights	701,461	2,356	383,420	85,933	533,110	448	72,850	54,943	923	7,053	32,655	1

(b)	Class B Shares were converted into Class A Shares at the close of business on November 14, 2014.
(c)	Commenced operations on July 31, 2015.

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Large Cap Value Insights Fund	Small Cap Equity Insights Fund	Small Cap Growth Insights Fund	Small Cap Value Insights Fund	U.S. Equity Insights Fund

$10,923,372	$2,271,193	$828,544	$2,732,071	$9,523,085
11,091	3,983	3,704	3,651	12,654
18,978	102,855	94,637	78,230	11,999
10,953,441	2,378,031	926,885	2,813,952	9,547,738

2,773,860	1,414,091	849,223	1,191,578	3,118,233
329,321	292,513	184,498	444,233	1,173,170
317,019	162,304	122,017	238,853	701,983
65,326	65,302	87,631	74,524	98,254
113,718	90,516	85,089	88,324	81,653
97,991	84,941	72,956	72,174	87,960
42,464	27,573	31,565	51,623	77,546
23,335	23,406	23,188	23,313	23,493
17,512	3,355	—	—	5,769
17,512	3,355	—	—	5,769
16,412	12,424	10,626	10,616	22,000
3,814,470	2,179,780	1,466,793	2,195,238	5,395,830
(710,601)	(347,416)	(339,431)	(371,041)	(995,363)
3,103,869	1,832,364	1,127,362	1,824,197	4,400,467
7,849,572	545,667	(200,477)	989,755	5,147,271

28,203,889	21,433,638	11,141,512	7,398,416	14,132,749
334,701	217,119	(206,215)	(26,362)	831,281

(25,326,036)	(14,294,050)	(8,476,823)	(7,773,042)	(2,593,517)
1,569	(217,964)	48,636	(36,501)	312,698
3,214,123	7,138,743	2,507,110	(437,489)	12,683,211
$11,063,695	$7,684,410	$2,306,633	$552,266	$17,830,482

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Statements of Changes in Net Assets

	Large Cap Growth Insights Fund
	For the Fiscal Year Ended October 31, 2015	For the Fiscal Year Ended October 31, 2014
From operations:
Net investment income	$6,101,448	$3,674,352
Net realized gain	30,915,791	75,234,625
Net change in unrealized gain (loss)	8,494,396	(2,562,245)
Net increase in net assets resulting from operations	45,511,635	76,346,732

Distributions to shareholders:
From net investment income
Class A Shares	(704,224)	(576,748)
Class B Shares(a)	—	(6,640)
Class C Shares	(52,165)	(44,591)
Institutional Shares	(2,655,012)	(3,138,318)
Service Shares	(4,970)	—
Class IR Shares	(245,804)	(8,140)
Class R Shares	(9,043)	(3,030)
Class R6 Shares(b)	—	—
Total distributions to shareholders	(3,671,218)	(3,777,467)

From share transactions:
Proceeds from sales of shares	612,742,539	120,365,605
Reinvestment of distributions	3,567,272	3,715,052
Cost of shares redeemed	(271,948,342)	(173,324,529)
Net increase (decrease) in net assets resulting from share transactions	344,361,469	(49,243,872)
TOTAL INCREASE (DECREASE)	386,201,886	23,325,393

Net assets:
Beginning of year	407,178,708	383,853,315
End of year	$793,380,594	$407,178,708
Undistributed net investment income	$5,978,180	$3,620,875

(a)	Class B Shares were converted into Class A Shares at the close of business on November 14, 2014.
(b)	Commenced operations on July 31, 2015.

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Large Cap Value Insights Fund		Small Cap Equity Insights Fund
For the Fiscal Year Ended October 31, 2015	For the Fiscal Year Ended October 31, 2014	For the Fiscal Year Ended October 31, 2015	For the Fiscal Year Ended October 31, 2014

$7,849,572	$5,017,711	$545,667	$541,332
28,538,590	47,068,748	21,650,757	29,090,512
(25,324,467)	3,656,494	(14,512,014)	(12,094,458)
11,063,695	55,742,953	7,684,410	17,537,386

(916,581)	(541,183)	—	(361,132)
—	(1,184)	—	—
(110,236)	(37,601)	—	(81,345)
(6,499,235)	(4,201,621)	(426,236)	(1,564,589)
(91,882)	(46,491)	—	(19,024)
(107,537)	(33,636)	(629)	(12,581)
(12,248)	(420)	—	(69,265)
(46)	—	—	—
(7,737,765)	(4,862,136)	(426,865)	(2,107,936)

111,021,958	177,642,244	43,084,859	59,157,234
7,574,820	4,772,162	412,488	2,004,495
(214,777,809)	(71,304,606)	(95,160,861)	(96,479,200)
(96,181,031)	111,109,800	(51,663,514)	(35,317,471)
(92,855,101)	161,990,617	(44,405,969)	(19,888,021)

481,042,633	319,052,016	185,381,385	205,269,406
$388,187,532	$481,042,633	$140,975,416	$185,381,385
$262,539	$182,906	$438,381	$319,402

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Statements of Changes in Net Assets (continued)

	Small Cap Growth Insights Fund
	For the Fiscal Year Ended October 31, 2015	For the Fiscal Year Ended October 31, 2014
From operations:
Net investment income (loss)	$(200,477)	$(209,687)
Net realized gain	10,935,297	3,830,076
Net change in unrealized gain (loss)	(8,428,187)	1,617,785
Net increase in net assets resulting from operations	2,306,633	5,238,174

Distributions to shareholders:
From net investment income
Class A Shares	—	—
Class B Shares(a)	—	—
Class C Shares	—	—
Institutional Shares	—	—
Service Shares	—	—
Class IR Shares	—	—
Class R Shares	—	—
From net realized gains
Class A Shares	(1,954,522)	(2,475,216)
Class B Shares(a)	—	(281,204)
Class C Shares	(477,017)	(699,423)
Institutional Shares	(1,549,403)	(1,025,674)
Class IR Shares	(73,879)	(50,902)
Class R Shares	(64,282)	(17,942)
Total distributions to shareholders	(4,119,103)	(4,550,361)

From share transactions:
Proceeds from sales of shares	72,721,872	24,230,860
Reinvestment of distributions	4,024,778	4,428,595
Cost of shares redeemed	(26,153,981)	(11,726,599)
Net increase (decrease) in net assets resulting from share transactions	50,592,669	16,932,856
TOTAL INCREASE (DECREASE)	48,780,199	17,620,669

Net assets:
Beginning of year	73,846,150	56,225,481
End of year	$122,626,349	$73,846,150
Undistributed (distributions in excess of) net investment income (loss)	$715	$(229,769)

(a)	Class B Shares were converted into Class A Shares at the close of business on November 14, 2014.

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Small Cap Value Insights Fund		U.S. Equity Insights Fund
For the Fiscal Year Ended October 31, 2015	For the Fiscal Year Ended October 31, 2014	For the Fiscal Year Ended October 31, 2015	For the Fiscal Year Ended October 31, 2014

$989,755	$437,831	$5,147,271	$3,497,625
7,372,054	16,843,268	14,964,030	58,872,523
(7,809,543)	(5,626,732)	(2,280,819)	1,780,224
552,266	11,654,367	17,830,482	64,150,372

(362,473)	(504,552)	(2,013,475)	(2,673,114)
—	(7,418)	–	(19,454)
—	(7,047)	(35,665)	(149,928)
(94,110)	(87,527)	(1,488,787)	(918,339)
—	–	(7,403)	(9,393)
(10,792)	(10,225)	(10,626)	(7,281)
(666)	(3,164)	(6,367)	(2,635)

(1,537,176)	—	—	—
—	—	—	—
(364,017)	—	—	—
(192,609)	—	—	—
(26,978)	—	—	—
(15,861)	—	—	—
(2,604,682)	(619,933)	(3,562,323)	(3,780,144)

20,239,128	12,712,890	157,816,504	65,394,739
2,536,171	606,920	3,432,073	3,612,810
(24,313,088)	(25,718,179)	(132,760,111)	(68,720,892)
(1,537,789)	(12,398,369)	28,488,466	286,657
(3,590,205)	(1,363,935)	42,756,625	60,656,885

140,968,761	142,332,696	425,309,749	364,652,864
$137,378,556	$140,968,761	$468,066,374	$425,309,749
$593,980	$19,873	$4,044,396	$2,484,604

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS LARGE CAP GROWTH INSIGHTS FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		From investment operations
Year - Share Class	Net asset value, beginning of year	Net investment income (loss)(a)		Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE FISCAL YEARS ENDED OCTOBER 31,
2015 - A	$21.57	$0.16		$1.55	$1.71	$(0.15)
2015 - C	19.67	(0.01)		1.41	1.40	(0.05)
2015 - Institutional	22.22	0.26		1.60	1.86	(0.22)
2015 - Service	21.41	0.13		1.55	1.68	(0.20)
2015 - IR	21.36	0.22		1.52	1.74	(0.22)
2015 - R	21.25	0.09		1.55	1.64	(0.18)
2015 - R6 (Commenced July 31, 2015)	23.90	0.06		(0.10)	(0.04)	—
2014 - A	18.05	0.12		3.54	3.66	(0.14)
2014 - C	16.51	(0.02)		3.23	3.21	(0.05)
2014 - Institutional	18.59	0.21		3.62	3.83	(0.20)
2014 - Service	17.81	0.18		3.42	3.60	—
2014 - IR	17.88	0.14		3.52	3.66	(0.18)
2014 - R	17.85	0.07		3.48	3.55	(0.15)
2013 - A	14.05	0.21	(e)	3.95	4.16	(0.16)
2013 - C	12.88	0.06	(e)	3.65	3.71	(0.08)
2013 - Institutional	14.48	0.27	(e)	4.07	4.34	(0.23)
2013 - Service	13.88	0.16	(e)	3.93	4.09	(0.16)
2013 - IR	13.95	0.22	(e)	3.93	4.15	(0.22)
2013 - R	13.97	0.11	(e)	3.97	4.08	(0.20)
2012 - A	12.60	0.12	(f)	1.47	1.59	(0.14)
2012 - C	11.57	0.01	(f)	1.35	1.36	(0.05)
2012 - Institutional	12.98	0.17	(f)	1.52	1.69	(0.19)
2012 - Service	12.47	0.10	(f)	1.47	1.57	(0.16)
2012 - IR	12.53	0.13	(f)	1.48	1.61	(0.19)
2012 - R	12.46	0.06	(f)	1.50	1.56	(0.05)
2011 - A	11.54	0.10	(g)	1.09	1.19	(0.13)
2011 - C	10.62	0.01	(g)	1.01	1.02	(0.07)
2011 - Institutional	11.88	0.16	(g)	1.12	1.28	(0.18)
2011 - Service	11.43	0.06	(g)	1.10	1.16	(0.12)
2011 - IR	11.48	0.13	(g)	1.08	1.21	(0.16)
2011 - R	11.42	0.08	(g)	1.06	1.14	(0.10)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Reflects income recognized from special dividends which amounted to $0.05 per share and 0.31% of average net assets.
(f)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.22% of average net assets.
(g)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.16% of average net assets.

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP GROWTH INSIGHTS FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$23.13	7.96%	$200,634	0.96%		1.16%		0.72%		222%
21.02	7.12	49,658	1.71		1.91		(0.05)		222
23.86	8.41	493,322	0.56		0.76		1.13		222
22.89	7.88	3,096	1.06		1.26		0.60		222
22.88	8.21	36,001	0.71		0.91		0.97		222
22.71	7.73	10,660	1.21		1.41		0.39		222
23.86	(0.17)	10	0.54	(d)	0.74	(d)	1.00	(d)	222
21.57	20.41	94,053	0.96		1.20		0.63		234
19.67	19.51	19,448	1.71		1.95		(0.12)		234
22.22	20.88	269,611	0.56		0.80		1.05		234
21.41	20.21	408	1.06		1.30		0.96		234
21.36	20.69	20,793	0.71		0.97		0.68		234
21.25	20.10	535	1.21		1.45		0.37		234
18.05	29.90	74,524	0.95		1.20		1.34	(e)	232
16.51	28.96	14,133	1.70		1.95		0.42	(e)	232
18.59	30.40	289,326	0.55		0.80		1.65	(e)	232
17.81	29.77	1,155	1.05		1.30		1.05	(e)	232
17.88	30.26	784	0.70		0.95		1.40	(e)	232
17.85	29.53	359	1.20		1.46		0.70	(e)	232
14.05	12.69	118,956	0.95		1.16		0.83	(f)	146
12.88	11.81	12,555	1.70		1.91		0.08	(f)	146
14.48	13.18	311,286	0.55		0.76		1.23	(f)	146
13.88	12.67	963	1.05		1.26		0.73	(f)	146
13.95	12.96	667	0.70		0.90		0.95	(f)	146
13.97	12.50	127	1.20		1.39		0.39	(f)	146
12.60	10.38	150,750	0.95		1.16		0.84	(g)	76
11.57	9.63	12,999	1.70		1.91		0.10	(g)	76
12.98	10.83	392,373	0.55		0.76		1.22	(g)	76
12.47	10.23	1,004	1.05		1.26		0.49	(g)	76
12.53	10.66	45	0.70		0.91		1.07	(g)	76
12.46	10.06	26	1.20		1.41		0.63	(g)	76

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS LARGE CAP VALUE INSIGHTS FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		From investment operations
Year - Share Class	Net asset value, beginning of year	Net investment income(a)		Net realized and unrealized gain (loss)		Total from investment operations	Distributions to shareholders from net investment income
FOR THE FISCAL YEARS ENDED OCTOBER 31,
2015 - A	$16.86	$0.24		$0.06		$0.30	$(0.24)
2015 - C	16.71	0.11		0.07		0.18	(0.11)
2015 - Institutional	16.85	0.31		0.06		0.37	(0.31)
2015 - Service	16.92	0.22		0.07		0.29	(0.22)
2015 - IR	16.81	0.27		0.08		0.35	(0.28)
2015 - R	16.81	0.18		0.08		0.26	(0.23)
2015 - R6 (Commenced July 31, 2015)	17.23	0.07		(0.32)		(0.25)	(0.08)
2014 - A	14.75	0.16		2.10		2.26	(0.15)
2014 - C	14.63	0.04		2.08		2.12	(0.04)
2014 - Institutional	14.74	0.22		2.11		2.33	(0.22)
2014 - Service	14.81	0.14		2.11		2.25	(0.14)
2014 - IR	14.72	0.21		2.08		2.29	(0.20)
2014 - R	14.71	0.08		2.13		2.21	(0.11)
2013 - A	11.49	0.25	(e)	3.22		3.47	(0.21)
2013 - C	11.40	0.12	(e)	3.23		3.35	(0.12)
2013 - Institutional	11.48	0.28	(e)	3.25		3.53	(0.27)
2013 - Service	11.54	0.21	(e)	3.26		3.47	(0.20)
2013 - IR	11.47	0.23	(e)	3.27		3.50	(0.25)
2013 - R	11.46	0.16	(e)	3.28		3.44	(0.19)
2012 - A	10.19	0.17		1.29	(f)	1.46	(0.16)
2012 - C	10.11	0.09		1.29	(f)	1.38	(0.09)
2012 - Institutional	10.18	0.21		1.30	(f)	1.51	(0.21)
2012 - Service	10.23	0.17		1.29	(f)	1.46	(0.15)
2012 - IR	10.17	0.19		1.30	(f)	1.49	(0.19)
2012 - R	10.17	0.13		1.30	(f)	1.43	(0.14)
2011 - A	9.47	0.13		0.74		0.87	(0.15)
2011 - C	9.40	0.06		0.72		0.78	(0.07)
2011 - Institutional	9.46	0.17		0.74		0.91	(0.19)
2011 - Service	9.51	0.12		0.74		0.86	(0.14)
2011 - IR	9.45	0.15		0.74		0.89	(0.17)
2011 - R	9.45	0.12		0.72		0.84	(0.12)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Reflects income recognized from a special dividend which amounted to $0.04 per share and 0.32% of average net assets.
(f)	Reflects payment from affiliate relating to certain investment transactions which amounted to $0.01 per share. Excluding such payment, the total return would have been 14.34%, 13.51%, 13.55%, 14.81%, 14.28%, 14.67% and 13.98%, respectively.

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE INSIGHTS FUND

Net asset value, end of year	Total return(b)		Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$16.92	1.82%		$62,150	0.96%		1.12%		1.39%		221%
16.78	1.11		15,658	1.71		1.87		0.64		221
16.91	2.24		296,403	0.56		0.72		1.81		221
16.99	1.77		7,271	1.06		1.22		1.29		221
16.88	2.14		5,425	0.71		0.87		1.60		221
16.84	1.56		1,270	1.21		1.37		1.07		221
16.90	(1.41)		10	0.58	(d)	0.74	(d)	1.62	(d)	221
16.86	15.42		62,704	0.96		1.14		1.00		222
16.71	14.50		16,567	1.71		1.89		0.25		222
16.85	15.89		389,534	0.56		0.74		1.39		222
16.92	15.24		6,062	1.06		1.24		0.91		222
16.81	15.62		5,238	0.71		0.88		1.27		222
16.81	15.13		332	1.21		1.39		0.49		222
14.75	30.54		52,993	0.95		1.14		1.95	(e)	221
14.63	29.61		13,723	1.70		1.90		0.91	(e)	221
14.74	31.13		245,662	0.55		0.75		2.21	(e)	221
14.81	30.40		5,061	1.05		1.25		1.64	(e)	221
14.72	30.88		293	0.71		0.91		1.72	(e)	221
14.71	30.25		79	1.20		1.40		1.23	(e)	221
11.49	14.44	(f)	107,535	0.95		1.11		1.53		135
11.40	13.65	(f)	11,018	1.70		1.86		0.77		135
11.48	14.91	(f)	337,650	0.55		0.71		1.91		135
11.54	14.38	(f)	5,117	1.05		1.21		1.48		135
11.47	14.77	(f)	128	0.70		0.86		1.74		135
11.46	14.08	(f)	33	1.20		1.36		1.18		135
10.19	9.15		133,611	0.95		1.13		1.31		56
10.11	8.30		11,928	1.70		1.88		0.55		56
10.18	9.61		365,385	0.55		0.73		1.69		56
10.23	9.02		7,699	1.05		1.23		1.19		56
10.17	9.48		67	0.70		0.88		1.48		56
10.17	8.96		10	1.20		1.38		1.13		56

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		From investment operations
Year - Share Class	Net asset value, beginning of year	Net investment income (loss)(a)		Net realized and unrealized gain (loss)		Total from investment operations	Distributions to shareholders from net investment income
FOR THE FISCAL YEARS ENDED OCTOBER 31,
2015 - A	$18.25	$0.03		$0.82		$0.85	$—
2015 - C	16.18	(0.10)		0.73		0.63	—
2015 - Institutional	18.94	0.11		0.86		0.97	(0.07)
2015 - Service	18.00	0.02		0.80		0.82	—
2015 - IR	18.14	0.06		0.84		0.90	(0.02)
2015 - R	17.98	(0.02)		0.82		0.80	—
2015 - R6 (Commenced July 31, 2015)	20.22	0.02		(0.40)		(0.38)	—
2014 - A	16.86	0.01		1.52		1.53	(0.14)
2014 - C	15.01	(0.11)		1.36		1.25	(0.08)
2014 - Institutional	17.48	0.09		1.57		1.66	(0.20)
2014 - Service	16.64	(0.01)		1.50		1.49	(0.13)
2014 - IR	16.70	0.08		1.48		1.56	(0.12)
2014 - R	16.67	(0.03)		1.49		1.46	(0.15)
2013 - A	12.93	0.20	(e)	3.75		3.95	(0.02)
2013 - C	11.57	0.06	(e)	3.38		3.44	—
2013 - Institutional	13.42	0.25	(e)	3.91		4.16	(0.10)
2013 - Service	12.78	0.17	(e)	3.72		3.89	(0.03)
2013 - IR	12.83	0.23	(e)	3.72		3.95	(0.08)
2013 - R	12.81	0.03	(e)	3.86		3.89	(0.03)
2012 - A	12.06	0.01	(f)	0.96	(g)	0.97	(0.10)
2012 - C	10.81	(0.07	)(f)	0.86	(g)	0.79	(0.03)
2012 - Institutional	12.53	0.07	(f)	0.98	(g)	1.05	(0.16)
2012 - Service	11.94	0.01	(f)	0.94	(g)	0.95	(0.11)
2012 - IR	12.00	0.05	(f)	0.94	(g)	0.99	(0.16)
2012 - R	11.97	(0.01	)(f)	0.94	(g)	0.93	(0.09)
2011 - A	10.92	0.06	(h)	1.15		1.21	(0.07)
2011 - C	9.82	(0.04	)(h)	1.04		1.00	(0.01)
2011 - Institutional	11.34	0.11	(h)	1.19		1.30	(0.11)
2011 - Service	10.82	0.04	(h)	1.13		1.17	(0.05)
2011 - IR	10.87	0.08	(h)	1.15		1.23	(0.10)
2011 - R	10.86	0.02	(h)	1.15		1.17	(0.06)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Reflects income recognized from special dividends which amounted to $0.13 per share and 0.85% of average net assets.
(f)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.17% of average net assets.
(g)	Reflects payment from affiliate relating to certain investment transactions which amounted to $0.04 per share. Excluding such payment, the total return would have been 7.71%, 6.95%, 6.89%, 8.17%, 7.63%, 8.02%, and 7.44%, respectively.
(h)	Reflects income recognized from special dividends which amounted to $0.07 per share and 0.55% of average net assets.

80	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Net asset value, end of year	Total return(b)		Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$19.10	4.66%		$34,680	1.26%		1.47%		0.15%		127%
16.81	3.89		14,153	2.01		2.22		(0.60)		127
19.84	5.13		81,067	0.86		1.07		0.57		127
18.82	4.56		959	1.36		1.58		0.12		127
19.02	4.99		1,119	1.01		1.23		0.32		127
18.78	4.45		8,986	1.51		1.72		(0.11)		127
19.84	(1.88)		10	0.86	(d)	1.06	(d)	0.38	(d)	127
18.25	9.16		40,458	1.27		1.51		0.07		130
16.18	8.33		15,348	2.02		2.26		(0.68)		130
18.94	9.58		119,013	0.87		1.11		0.47		130
18.00	9.02		1,769	1.37		1.60		(0.04)		130
18.14	9.39		448	1.02		1.24		0.47		130
17.98	8.83		8,126	1.52		1.76		(0.18)		130
16.86	30.64		42,607	1.26		1.46		1.39	(e)	151
15.01	29.73		16,202	2.01		2.21		0.45	(e)	151
17.48	31.18		134,276	0.86		1.06		1.61	(e)	151
16.64	30.55		2,514	1.36		1.56		1.13	(e)	151
16.70	30.94		1,767	1.01		1.21		1.62	(e)	151
16.67	30.39		7,450	1.51		1.73		0.18	(e)	151
12.93	8.04	(g)	49,863	1.25		1.46		0.15	(f)	125
11.57	7.26	(g)	12,487	2.00		2.21		(0.57	)(f)	125
13.42	8.49	(g)	123,556	0.85		1.06		0.55	(f)	125
12.78	7.97	(g)	2,133	1.35		1.56		0.10	(f)	125
12.83	8.36	(g)	5,389	1.00		1.21		0.43	(f)	125
12.81	7.78	(g)	357	1.50		1.71		(0.05	)(f)	125
12.06	11.05		65,299	1.25		1.42		0.45	(h)	34
10.81	10.14		13,338	2.00		2.17		(0.32	)(h)	34
12.53	11.49		86,058	0.85		1.02		0.87	(h)	34
11.94	10.84		1,548	1.35		1.52		0.32	(h)	34
12.00	11.32		4,959	1.00		1.17		0.70	(h)	34
11.97	10.78		207	1.50		1.67		0.14	(h)	34

The accompanying notes are an integral part of these financial statements.	81

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		From investment operations					Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income (loss)(a)		Net realized and unrealized gain (loss)		Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED OCTOBER 31,
2015 - A	$31.17	$(0.10)		$1.87		$1.77	$—	$(1.79)	$(1.79)
2015 - C	26.12	(0.28)		1.56		1.28	—	(1.79)	(1.79)
2015 - Institutional	35.10	0.02		2.13		2.15	—	(1.79)	(1.79)
2015 - IR	31.59	(0.04)		1.92		1.88	—	(1.79)	(1.79)
2015 - R	30.51	(0.18)		1.83		1.65	—	(1.79)	(1.79)
2015 - R6 (Commenced July 31, 2015)	36.95	(0.01)		(1.48)		(1.49)	—	—	—
2014 - A	31.10	(0.10)		2.67		2.57	—	(2.50)	(2.50)
2014 - C	26.64	(0.27)		2.25		1.98	—	(2.50)	(2.50)
2014 - Institutional	34.59	0.01		3.00		3.01	—	(2.50)	(2.50)
2014 - IR	31.41	(0.04)		2.72		2.68	—	(2.50)	(2.50)
2014 - R	30.56	(0.19)		2.64		2.45	—	(2.50)	(2.50)
2013 - A	23.40	0.18	(e)	7.70		7.88	(0.18)	—	(0.18)
2013 - C	20.09	(0.03	)(e)	6.63		6.60	(0.05)	—	(0.05)
2013 - Institutional	26.01	0.29	(e)	8.57		8.86	(0.28)	—	(0.28)
2013 - IR	23.64	0.18	(e)	7.83		8.01	(0.24)	—	(0.24)
2013 - R	23.08	—	(e)(f)	7.68		7.68	(0.20)	—	(0.20)
2012 - A	21.22	0.04	(g)	2.14	(h)	2.18	—	—	—
2012 - C	18.35	(0.11	)(g)	1.85	(h)	1.74	—	—	—
2012 - Institutional	23.49	0.15	(g)	2.37	(h)	2.52	—	—	—
2012 - IR	21.39	0.03	(g)	2.22	(h)	2.25	—	—	—
2012 - R	20.98	(0.01	)(g)	2.11	(h)	2.10	—	—	—
2011 - A	18.49	(0.05	)(i)	2.78		2.73	—	—	—
2011 - C	16.11	(0.18	)(i)	2.42		2.24	—	—	—
2011 - Institutional	20.38	0.03	(i)	3.08		3.11	—	—	—
2011 - IR	18.58	(0.08	)(i)	2.89		2.81	—	—	—
2011 - R	18.33	(0.11	)(i)	2.76		2.65	—	—	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Reflects income recognized from special dividends which amounted to $0.17 per share and 0.65% of average net assets.
(f)	Amount is less than $0.005 per share.
(g)	Reflects income recognized from special dividends which amounted to $0.11 per share and 0.51% of average net assets.
(h)	Reflects payment from affiliate relating to certain investment transactions which amounted to $0.11 per share. Excluding such payment, the total return would have been 9.73%, 8.82%, 8.86%, 10.23%, 9.98% and 9.46%, respectively.
(i)	Reflects income recognized from special dividends which amounted to $0.07 per share and 0.34% of average net assets.

82	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Net asset value, end of year	Total return(b)		Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio Turnover(c)

$31.15	5.95%		$43,647	1.26%		1.60%		(0.33)%		145%
25.61	5.18		7,964	2.01		2.36		(1.06)		145
35.46	6.39		64,023	0.86		1.20		0.06		145
31.68	6.24		4,683	1.01		1.33		(0.12)		145
30.37	5.67		2,299	1.51		1.85		(0.60)		145
35.46	(4.03)		10	0.85	(d)	1.16	(d)	(0.07	)(d)	145
31.17	8.74		32,390	1.30		1.86		(0.33)		162
26.12	7.96		7,124	2.05		2.61		(1.08)		162
35.10	9.15		30,166	0.90		1.47		0.02		162
31.59	9.02		1,269	1.05		1.62		(0.12)		162
30.51	8.48		847	1.54		2.09		(0.63)		162
31.10	33.98		30,803	1.30		1.93		0.67	(e)	163
26.64	32.92		7,402	2.05		2.68		(0.12	)(e)	163
34.59	34.48		14,171	0.90		1.53		0.96	(e)	163
31.41	34.25		639	1.05		1.71		0.62	(e)	163
30.56	33.60		209	1.55		2.18		(0.01	)(e)	163
23.40	10.24	(h)	25,662	1.25		1.96		0.16	(g)	116
20.09	9.46	(h)	5,247	2.00		2.71		(0.59	)(g)	116
26.01	10.70	(h)	7,733	0.85		1.55		0.57	(g)	116
23.64	10.49	(h)	176	1.00		1.70		0.12	(g)	116
23.08	9.98	(h)	30	1.50		2.20		(0.08	)(g)	116
21.22	14.76		24,979	1.25		1.96		(0.26	)(i)	52
18.35	13.90		5,180	2.00		2.71		(1.00	)(i)	52
23.49	15.26		6,959	0.85		1.56		0.14	(i)	52
21.39	15.12		38	1.00		1.71		(0.38	)(i)	52
20.98	14.46		19	1.50		2.21		(0.51	)(i)	52

The accompanying notes are an integral part of these financial statements.	83

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		From investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income (loss)(a)		Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED OCTOBER 31,
2015 - A	$38.89	$0.30		$(0.09)	$0.21	$(0.14)	$(0.59)	$(0.73)
2015 - C	30.40	—		(0.06)	(0.06)	—	(0.59)	(0.59)
2015 - Institutional	48.49	0.55		(0.10)	0.45	(0.29)	(0.59)	(0.88)
2015 - IR	38.84	0.39		(0.10)	0.29	(0.23)	(0.59)	(0.82)
2015 - R	38.50	0.14		(0.04)	0.10	(0.02)	(0.59)	(0.61)
2015 - R6 (Commenced July 31, 2015)	48.87	0.10		(0.90)	(0.80)	—	—	—
2014 - A	35.97	0.15		2.95	3.10	(0.18)	—	(0.18)
2014 - C	28.20	(0.10)		2.31	2.21	(0.01)	—	(0.01)
2014 - Institutional	44.76	0.38		3.67	4.05	(0.32)	—	(0.32)
2014 - IR	35.92	0.25		2.94	3.19	(0.27)	—	(0.27)
2014 - R	35.62	0.07		2.92	2.99	(0.11)	—	(0.11)
2013 - A	28.75	0.42	(e)	7.12	7.54	(0.32)	—	(0.32)
2013 - C	22.62	0.15	(e)	5.60	5.75	(0.17)	—	(0.17)
2013 - Institutional	35.67	0.69	(e)	8.84	9.53	(0.44)	—	(0.44)
2013 - IR	28.75	0.49	(e)	7.11	7.60	(0.43)	—	(0.43)
2013 - R	28.54	0.31	(e)	7.09	7.40	(0.32)	—	(0.32)
2012 - A	26.36	0.22	(f)	2.31 (h)	2.53	(0.14)	—	(0.14)
2012 - C	20.79	—	(f)(g)	1.83 (h)	1.83	—	—	—
2012 - Institutional	32.66	0.47	(f)	2.79 (h)	3.26	(0.25)	—	(0.25)
2012 - IR	26.40	0.31	(f)	2.28 (h)	2.59	(0.24)	—	(0.24)
2012 - R	26.21	0.15	(f)	2.30 (h)	2.45	(0.12)	—	(0.12)
2011 - A	24.10	0.15	(i)	2.27	2.42	(0.16)	—	(0.16)
2011 - C	19.06	(0.04	)(i)	1.80	1.76	(0.03)	—	(0.03)
2011 - Institutional	29.80	0.32	(i)	2.79	3.11	(0.25)	—	(0.25)
2011 - IR	24.15	0.24	(i)	2.24	2.48	(0.23)	—	(0.23)
2011 - R	23.99	0.07	(i)	2.26	2.33	(0.11)	—	(0.11)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Reflects income recognized from special dividends which amounted to $0.20 per share and 0.65% of average net assets.
(f)	Reflects income recognized from special dividends which amounted to $0.09 per share and 0.33% of average net assets.
(g)	Amount is less than $0.005 per share.
(h)	Reflects payment from affiliate relating to certain investment transactions which amounted to $0.07 per share. Excluding such payment, the total return would have been 9.34%, 8.35%, 8.44%, 9.81%, 9.55% and 9.09%, respectively.
(i)	Reflects income recognized from special dividends which amounted to $0.07 per share and 0.27% of average net assets.

84	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Net asset value, end of year	Total return(b)		Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$38.37	0.53%		$93,151	1.25%		1.52%		0.76%		133%
29.75	(0.21)		16,416	2.00		2.27		0.01		133
48.06	0.93		21,036	0.85		1.12		1.13		133
38.31	0.76		1,774	1.00		1.27		1.00		133
37.99	0.27		4,992	1.51		1.77		0.36		133
48.07	(1.64)		10	0.83	(d)	1.09	(d)	0.83	(d)	133
38.89	8.66		96,094	1.27		1.59		0.41		114
30.40	7.84		18,994	2.02		2.34		(0.34)		114
48.49	9.12		15,973	0.87		1.20		0.81		114
38.84	8.94		1,788	1.02		1.35		0.66		114
38.50	8.40		1,176	1.52		1.84		0.18		114
35.97	26.54		99,381	1.26		1.54		1.32	(e)	141
28.20	25.63		19,416	2.00		2.29		0.58	(e)	141
44.76	27.05		12,204	0.86		1.13		1.74	(e)	141
35.92	26.91		1,310	1.01		1.29		1.53	(e)	141
35.62	26.21		1,154	1.51		1.79		0.96	(e)	141
28.75	9.60	(h)	87,084	1.25		1.52		0.79	(f)	85
22.62	8.78	(h)	17,808	2.00		2.27		0.04	(f)	85
35.67	10.02	(h)	12,310	0.85		1.11		1.30	(f)	85
28.75	9.82	(h)	455	1.00		1.26		1.11	(f)	85
28.54	9.35	(h)	699	1.50		1.75		0.52	(f)	85
26.36	10.03		91,426	1.25		1.54		0.58	(i)	33
20.79	9.21		19,248	2.00		2.29		(0.17	)(i)	33
32.66	10.46		3,479	0.85		1.14		0.97	(i)	33
26.40	10.29		223	1.00		1.29		0.96	(i)	33
26.21	9.71		214	1.50		1.79		0.26	(i)	33

The accompanying notes are an integral part of these financial statements.	85

GOLDMAN SACHS U.S. EQUITY INSIGHTS FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		From investment operations
Year - Share Class	Net asset value, beginning of year	Net investment income(a)		Net realized and unrealized gain (loss)		Total from investment operations	Distributions to shareholders from net investment income
FOR THE FISCAL YEARS ENDED OCTOBER 31,
2015 - A	$40.20	$0.43		$1.12		$1.55	$(0.29)
2015 - C	36.78	0.11		1.03		1.14	(0.04)
2015 - Institutional	41.29	0.60		1.16		1.76	(0.45)
2015 - Service	40.12	0.36		1.15		1.51	(0.26)
2015 - IR	39.89	0.51		1.13		1.64	(0.40)
2015 - R	39.80	0.26		1.18		1.44	(0.33)
2015 - R6 (Commenced July 31, 2015)	43.19	0.14		(0.73)		(0.59)	—
2014 - A	34.52	0.33		5.71		6.04	(0.36)
2014 - C	31.63	0.05		5.24		5.29	(0.14)
2014 - Institutional	35.44	0.49		5.86		6.35	(0.50)
2014 - Service	34.44	0.29		5.71		6.00	(0.32)
2014 - IR	34.26	0.42		5.67		6.09	(0.46)
2014 - R	34.16	0.23		5.67		5.90	(0.26)
2013 - A	26.80	0.44		7.68		8.12	(0.40)
2013 - C	24.59	0.19		7.07		7.26	(0.22)
2013 - Institutional	27.51	0.53		7.91		8.44	(0.51)
2013 - Service	26.76	0.41		7.65		8.06	(0.38)
2013 - IR	26.62	0.45		7.67		8.12	(0.48)
2013 - R	26.58	0.36		7.61		7.97	(0.39)
2012 - A	24.21	0.33	(e)	2.70	(f)	3.03	(0.44)
2012 - C	22.25	0.13	(e)	2.48	(f)	2.61	(0.27)
2012 - Institutional	24.82	0.44	(e)	2.77	(f)	3.21	(0.52)
2012 - Service	24.14	0.30	(e)	2.70	(f)	3.00	(0.38)
2012 - IR	24.08	0.37	(e)	2.69	(f)	3.06	(0.52)
2012 - R	23.98	0.22	(e)	2.73	(f)	2.95	(0.35)
2011 - A	22.32	0.31	(g)	1.87		2.18	(0.29)
2011 - C	20.54	0.12	(g)	1.72		1.84	(0.13)
2011 - Institutional	22.89	0.44	(g)	1.87		2.31	(0.38)
2011 - Service	22.25	0.28	(g)	1.87		2.15	(0.26)
2011 - IR	22.21	0.36	(g)	1.86		2.22	(0.35)
2011 - R	22.11	0.24	(g)	1.85		2.09	(0.22)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Reflects income recognized from non-recurring special dividends which amounted to $0.06 per share and 0.23% of average net assets.
(f)	Reflects payment from affiliate relating to certain investment transactions which amounted to $0.02 per share. Excluding such payment, the total return would have been 12.61%, 11.75%, 11.75%, 13.08%, 12.50%, 12.87%, and 12.33%, respectively.
(g)	Reflects income recognized from a non-recurring special dividend which amounted to $0.03 per share and 0.13% of average net assets.

86	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY INSIGHTS FUND

Net asset value, end of year	Total return(b)		Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$41.46	3.86%		$272,738	0.96%		1.17%		1.04%		224%
37.88	3.09		37,811	1.71		1.92		0.28		224
42.60	4.27		121,863	0.56		0.77		1.42		224
41.37	3.75		3,344	1.06		1.27		0.86		224
41.13	4.12		4,615	0.71		0.92		1.24		224
40.91	3.58		27,685	1.21		1.42		0.64		224
42.60	(1.37)		10	0.55	(d)	0.74	(d)	1.37	(d)	224
40.20	17.67		275,574	0.97		1.21		0.88		222
36.78	16.80		36,503	1.72		1.96		0.13		222
41.29	18.14		105,300	0.57		0.81		1.27		222
40.12	17.57		1,132	1.07		1.31		0.78		222
39.89	17.98		1,003	0.72		0.96		1.13		222
39.80	17.42		457	1.22		1.46		0.63		222
34.52	30.75		256,626	0.95		1.21		1.46		203
31.63	29.78		34,143	1.70		1.96		0.70		203
35.44	31.27		64,809	0.56		0.82		1.70		203
34.44	30.57		1,020	1.05		1.31		1.37		203
34.26	31.06		546	0.71		0.97		1.48		203
34.16	30.42		343	1.20		1.46		1.19		203
26.80	12.69	(f)	239,796	0.95		1.20		1.31	(e)	121
24.59	11.84	(f)	30,979	1.70		1.95		0.55	(e)	121
27.51	13.16	(f)	33,613	0.55		0.80		1.69	(e)	121
26.76	12.58	(f)	1,036	1.05		1.30		1.18	(e)	121
26.62	12.96	(f)	198	0.70		0.95		1.45	(e)	121
26.58	12.42	(f)	336	1.20		1.44		0.85	(e)	121
24.21	9.83		278,353	0.95		1.19		1.28	(g)	46
22.25	9.00		32,665	1.70		1.94		0.52	(g)	46
24.82	10.20		33,581	0.55		0.79		1.76	(g)	46
24.14	9.74		962	1.05		1.29		1.19	(g)	46
24.08	10.09		105	0.70		0.94		1.57	(g)	46
23.98	9.53		29	1.20		1.44		1.03	(g)	46

The accompanying notes are an integral part of these financial statements.	87

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Notes to Financial Statements

October 31, 2015

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered*	Diversified/ Non-diversified
Large Cap Growth Insights, Large Cap Value Insights, Small Cap Equity Insights and U.S. Equity Insights	A, C, Institutional, Service, IR, R and R6	Diversified
Small Cap Growth Insights and Small Cap Value Insights	A, C, Institutional, IR, R and R6	Diversified

*	Class R6 Shares commenced on July 31, 2015.

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Class IR, Class R and Class R6 Shares are not subject to a sales charge.

At the close of business on November 14, 2014, Class B Shares of each Fund were converted to Class A Shares of the Fund.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
Large Cap Value Insights	Quarterly	Annually
Large Cap Growth Insights, Small Cap Equity Insights, Small Cap Growth Insights, Small Cap Value Insights and U.S. Equity Insights	Annually	Annually

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post enactment capital losses that are carried forward will retain their character as either short term or long term capital losses rather than being considered all short-term as under previous law.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

October 31, 2015

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Funds’ policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities and exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Money Market Funds — Investments in the Goldman Sachs Financial Square Money Market Fund (“Underlying Fund”) are valued at the NAV of the FST Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Funds enter into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

Short Term Investments — Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are classified as Level 2 of the fair value hierarchy.

i.  Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes. The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

October 31, 2015

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

An MRA governs transactions between a Fund and select counterparties. An MRA contains provisions for, among other things, initiation of the transaction, income payments, events of default and maintenance of securities for repurchase agreements. An MRA also permits offsetting with collateral to create one single net payment in the event of default or similar events, including the bankruptcy or insolvency of a counterparty.

If the seller defaults, a Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of default or insolvency of the seller, a court could determine that a Fund’s interest in the collateral is not enforceable, resulting in additional losses to the Fund.

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Funds, together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Funds maintain pro-rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of October 31, 2015:

LARGE CAP GROWTH INSIGHTS

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Asia	$513,083	$—	$—
Europe	18,752,654	—	—
North America	750,239,230	—	—
Short-term Investment	—	21,900,000	—
Total	$769,504,967	$21,900,000	$—

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

LARGE CAP GROWTH INSIGHTS (continued)

Derivative Type	Level 1	Level 2	Level 3
Assets(b)
Futures Contracts	$599,055	$—	$—

LARGE CAP VALUE INSIGHTS

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Europe	$5,450,956	$—	$—
North America	372,900,526	—	—
Short-term Investment	—	9,400,000	—
Securities Lending Reinvestment Vehicle	1,543,540	—	—
Total	$379,895,022	$9,400,000	$—

Derivative Type
Assets(b)
Futures Contracts	$197,557	$—	$—

SMALL CAP EQUITY INSIGHTS

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Europe	$730,047	$—	$—
North America	136,392,307	—	—
South America	288,063	—	—
Short-term Investment	—	3,400,000	—
Securities Lending Reinvestment Vehicle	3,040,011	—	—
Total	$140,450,428	$3,400,000	$—

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

October 31, 2015

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

SMALL CAP EQUITY INSIGHTS (continued)

Derivative Type	Level 1	Level 2	Level 3
Assets(b)
Futures Contracts	$15,939	$—	$—

SMALL CAP GROWTH INSIGHTS

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Europe	$770,352	$—	$—
North America	118,615,541	—	—
Short-term Investment	—	3,200,000	—
Securities Lending Reinvestment Vehicle	3,384,225	—	—
Total	$122,770,118	$3,200,000	$—

Derivative Type
Assets(b)
Futures Contracts	$87,551	$—	$—

SMALL CAP VALUE INSIGHTS

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Europe	$447,952	$—	$—
North America	133,664,874	—	—
South America	55,297	—	—
Short-term Investment	—	3,500,000	—
Securities Lending Reinvestment Vehicle	3,158,375	—	—
Total	$137,326,498	$3,500,000	$—

Derivative Type
Assets(b)
Futures Contracts	$8,401	$—	$—

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

U.S. EQUITY INSIGHTS

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Europe	$14,697,203	$—	$—
North America	435,553,711	—	—
Short-term Investment	—	17,700,000	—
Securities Lending Reinvestment Vehicle	729,425	—	—
Total	$450,980,339	$17,700,000	$—

Derivative Type
Assets(b)
Futures Contracts	$423,310	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile.
(b)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts as of October 31, 2015. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Risk	Fund	Statements of Assets and Liabilities	Assets(a)
Equity	Large Cap Growth Insights	Variation margin on certain derivative contracts	$599,055
Equity	Large Cap Value Insights	Variation margin on certain derivative contracts	197,557
Equity	Small Cap Equity Insights	Variation margin on certain derivative contracts	15,939
Equity	Small Cap Growth Insights	Variation margin on certain derivative contracts	87,551
Equity	Small Cap Value Insights	Variation margin on certain derivative contracts	8,401
Equity	U.S. Equity Insights	Variation margin on certain derivative contracts	423,310

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

October 31, 2015

4. INVESTMENTS IN DERIVATIVES (continued)

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended October 31, 2015. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Risk	Fund	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Equity	Large Cap Growth Insights	$23,881	$204,228	110
Equity	Large Cap Value Insights	334,701	1,569	45
Equity	Small Cap Equity Insights	217,119	(217,964)	22
Equity	Small Cap Growth Insights	(206,215)	48,636	17
Equity	Small Cap Value Insights	(26,362)	(36,501)	17
Equity	U.S. Equity Insights	831,281	312,698	93

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended October 31, 2015.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives (including forward foreign currency exchange contracts, and certain options and swaps), and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives. For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Additionally, a Fund may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its counterparties are not fully collateralized,

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. A Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that the Investment Adviser believes to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of setoff that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the fiscal year ended October 31, 2015, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net Management Rate*
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
Large Cap Growth Insights	0.65%	0.59%	0.56%	0.55%	0.54%	0.65%	0.52%
Large Cap Value Insights	0.60	0.54	0.51	0.50	0.49	0.60	0.52
Small Cap Equity Insights	0.85	0.85	0.77	0.73	0.72	0.85	0.82
Small Cap Growth Insights	0.85	0.85	0.77	0.73	0.72	0.85	0.82	#
Small Cap Value Insights	0.85	0.85	0.77	0.73	0.72	0.85	0.81
U.S. Equity Insights	0.65	0.59	0.56	0.55	0.54	0.65	0.52

*	GSAM has agreed to waive a portion of its management fee in order to achieve net management rates, as defined in the Funds’ most recent prospectuses. These waivers will be effective through at least July 31, 2016, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. The Effective Net Management Rates above are calculated based on management rates before and after waivers had been adjusted, if applicable.
#	Effective February 27, 2015, GSAM agreed to waive a portion of its management fee in order to achieve an effective net management rate of 0.81% for the Small Cap Growth Insights Fund. Prior to February 27, 2015, the effective net management rate for the Small Cap Growth Insights Fund was 0.84%.

B.  Distribution and Service Plans —The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

October 31, 2015

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class C	Class R*
Distribution Plan	0.25%	0.75%	0.50%
Service Plan	—	0.25	—

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the fiscal year ended October 31, 2015, Goldman Sachs advised that it retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge
Fund	Class A	Class C
Large Cap Growth Insights	$30,709	$101
Large Cap Value Insights	7,687	718
Small Cap Equity Insights	2,227	593
Small Cap Growth Insights	6,483	—
Small Cap Value Insights	3,480	—
U.S. Equity Insights	9,588	819

D.  Service Plan and Shareholder Administration Plan — The Trust, on behalf of each Fund that offers Service Shares, has adopted a Service Plan and a Shareholder Administration Plan. These plans allow for service organizations to provide varying levels of personal and account maintenance and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations which is accrued daily and paid monthly at an annual rate of 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.19% of the average daily net assets of Class A, Class C, Class IR and Class R Shares; 0.02% of the average daily net assets of Class R6 Shares; and 0.04% of the average daily net assets of Institutional and Service Shares.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees, shareholder administration fees (as applicable), taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets are 0.004%. These Other Expense limitations will remain in place through at least July 31, 2016, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the fiscal year ended October 31, 2015, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Other Expense Reimbursements	Total Expense Reductions
Large Cap Growth Insights	$834,400	$437,135	$1,271,535
Large Cap Value Insights	369,848	340,753	710,601
Small Cap Equity Insights	49,909	297,507	347,416
Small Cap Growth Insights	32,373	307,058	339,431
Small Cap Value Insights	56,074	314,967	371,041
U.S. Equity Insights	623,647	371,716	995,363

G.  Line of Credit Facility — As of October 31, 2015, the Funds participated in a $1,205,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Funds and Other Borrowers could increase the credit amount by up to an additional $115,000,000, for a total of up to $1,320,000,000. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended October 31, 2015, the Funds did not have any borrowings under the facility.

H.  Other Transactions with Affiliates — For the fiscal year ended October 31, 2015, Goldman Sachs earned $8,798, $656, $1,189, $1,178, $280 and $3,720 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Large Cap Growth Insights, Large Cap Value Insights, Small Cap Equity Insights, Small Cap Growth Insights, Small Cap Value Insights and U.S. Equity Insights Funds, respectively.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

October 31, 2015

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

As of October 31, 2015, the following Fund of Funds Portfolios were beneficial owners of 5% or more of total outstanding shares of the following Funds:

Fund	Goldman Sachs Balanced Strategy Portfolio	Goldman Sachs Enhanced Dividend Global Equity Portfolio	Goldman Sachs Equity Growth Strategy Portfolio	Goldman Sachs Growth and Income Strategy Portfolio	Goldman Sachs Growth Strategy Portfolio
Large Cap Growth Insights	—%	—%	9%	13%	15%
Large Cap Value Insights	6	—	16	21	26
Small Cap Equity Insights	—	27	—	—	—

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended October 31, 2015, were as follows:

Fund	Purchases	Sales and Maturities
Large Cap Growth Insights	$1,711,780,670	$1,367,312,268
Large Cap Value Insights	975,255,575	1,068,389,308
Small Cap Equity Insights	204,133,259	253,693,447
Small Cap Growth Insights	185,955,784	139,133,888
Small Cap Value Insights	179,979,423	182,504,055
U.S. Equity Insights	1,062,417,149	1,038,218,566

7. SECURITIES LENDING

Pursuant to exemptive relief granted by the SEC and the terms and conditions contained therein, the Funds may lend their securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statement of Operations. Loans

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

7. SECURITIES LENDING (continued)

of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. As the securities loans are subject to termination by the Funds or the borrower at any time, the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous.

The Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Money Market Fund (“Money Market Fund”), an affiliated series of the Trust. The Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive an investment advisory fee of up to 0.205% on an annualized basis of the average daily net assets of the Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If, despite such efforts by GSAL to exercise these remedies, the Funds sustain losses as a result of a borrower’s default, GSAL indemnifies the Funds by purchasing replacement securities at GSAL’s expense, or paying the Funds an amount equal to the market value of the replacement securities, subject to an exclusion for any shortfalls resulting from a loss of value in the cash collateral pool due to reinvestment risk and a requirement that the Funds agree to assign rights to the collateral to GSAL for purpose of using the collateral to cover purchase of replacement securities as more fully described in the Securities Lending Agency Agreement. The Funds’ loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral is at least equal to the value of the securities on loan. The value of loaned securities and cash collateral at period end are disclosed in the Funds’ Statements of Assets and Liabilities.

Both the Funds and GSAL received compensation relating to the lending of the Funds’ securities. The amounts earned by the Funds for the fiscal year ended October 31, 2015, are reported under Investment Income on the Statements of Operations.

The table below details securities lending activity with affiliates of Goldman Sachs:

	For the Fiscal Year Ended October 31, 2015		Amounts Payable to Goldman Sachs Upon Return of Securities Loaned as of October 31, 2015
Fund	Earnings of GSAL Relating to Securities Loaned	Amounts Received by the Funds from Lending to Goldman Sachs
Large Cap Growth Insights	$2,489	$13,689	$—
Large Cap Value Insights	2,089	13,595	1,420,800
Small Cap Equity Insights	11,235	19,783	515,625
Small Cap Growth Insights	10,427	24,422	467,025
Small Cap Value Insights	8,604	7,963	950,250
U.S. Equity Insights	1,318	5,354	729,425

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

October 31, 2015

7. SECURITIES LENDING (continued)

The following table provides information about the Funds’ investment in the Money Market Fund for the fiscal year ended October 31, 2015:

Fund	Number of Shares Held Beginning of Year	Shares Bought	Shares Sold	Number of Shares Held End of Year	Value at End of Year
Large Cap Growth Insights	9,972,213	48,551,417	(58,523,630)	—	$—
Large Cap Value Insights	5,490,200	35,850,533	(39,797,193)	1,543,540	1,543,540
Small Cap Equity Insights	16,225,232	69,130,501	(82,315,722)	3,040,011	3,040,011
Small Cap Growth Insights	5,813,078	41,847,518	(44,276,371)	3,384,225	3,384,225
Small Cap Value Insights	6,709,250	41,666,050	(45,216,925)	3,158,375	3,158,375
U.S. Equity Insights	7,637,400	38,516,744	(45,424,719)	729,425	729,425

8. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended October 31, 2015 was as follows:

	Large Cap Growth Insights	Large Cap Value Insights	Small Cap Equity Insights	Small Cap Growth Insights	Small Cap Value Insights	U.S. Equity Insights
Distributions paid from:
Ordinary income	$3,671,218	$7,737,765	$426,865	$—	$424,071	$3,562,323
Net long-term capital gains	—	—	—	4,119,103	2,180,611	—
Total taxable distributions	$3,671,218	$7,737,765	$426,865	$4,119,103	$2,604,682	$3,562,323

The tax character of distributions paid during the fiscal year ended October 31, 2014 was as follows:

	Large Cap Growth Insights	Large Cap Value Insights	Small Cap Equity Insights	Small Cap Growth Insights	Small Cap Value Insights	U.S. Equity Insights
Distributions paid from:
Ordinary income	$3,777,467	$4,862,136	$2,107,936	$—	$619,933	$3,780,144
Net long-term capital gains	—	—	—	4,550,361	—	—
Total taxable distributions	$3,777,467	$4,862,136	$2,107,936	$4,550,361	$619,933	$3,780,144

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

8. TAX INFORMATION (continued)

As of October 31, 2015, the components of accumulated earnings (losses) on a tax basis were as follows:

	Large Cap Growth Insights	Large Cap Value Insights	Small Cap Equity Insights	Small Cap Growth Insights	Small Cap Value Insights	U.S. Equity Insights
Undistributed ordinary income — net	$5,978,181	$262,540	$436,395	$3,241,972	$1,384,097	$4,044,396
Undistributed long-term capital gains	—	—	—	7,360,257	6,499,613	13,425,092
Total undistributed earnings	5,978,181	262,540	436,395	10,602,229	7,883,710	17,469,488
Capital loss carryforwards:(1)(2)
Expiring 2017	(257,361,720)	(302,004,878)	(74,933,486)	—	—	—
Expiring 2018	—	—	—	—	—	—
Total capital loss carryovers	$(257,361,720)	$(302,004,878)	$(74,933,486)	$—	$—	$—
Timing differences (Qualified Late Year Ordinary Loss Deferral)	$—	$—	$—	$—	$—	$—
Unrealized gains — net	35,065,801	(1,671,595)	(1,977,917)	302,994	3,449,247	28,456,345
Total accumulated earnings (losses) — net	$(216,317,738)	$(303,413,933)	$(76,475,008)	$10,905,223	$11,332,957	$45,925,833

(1)	Expiration occurs on October 31 of the year indicated.
(2)	The Large Cap Growth Insights, Large Cap Value Insights, Small Cap Equity Insights and U.S. Equity Insights Funds utilized $30,535,958, $28,137,311, $21,375,720 and $2,911,798, respectively, of capital losses in the current fiscal year.

As of October 31, 2015, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Large Cap Growth Insights	Large Cap Value Insights	Small Cap Equity Insights	Small Cap Growth Insights	Small Cap Value Insights	U.S. Equity Insights
Tax Cost	$756,339,166	$390,966,617	$145,828,345	$125,667,124	$137,377,251	$440,223,994
Gross unrealized gain	52,201,925	14,087,175	13,563,641	10,732,068	15,252,183	35,989,990
Gross unrealized loss	(17,136,124)	(15,758,770)	(15,541,558)	(10,429,074)	(11,802,936)	(7,533,645)
Net unrealized gain (loss)	$35,065,801	$(1,671,595)	$(1,977,917)	$302,994	$3,449,247	$28,456,345

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures contracts, and underlying fund investments.

In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds’ and result primarily

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

October 31, 2015

8. TAX INFORMATION (continued)

from net operating losses, dividend redesignations, and differences in the tax treatment of passive foreign investment company investments, real estate investment trust investments and underlying fund investments.

Fund	Paid-in-Capital	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income (Loss)
Large Cap Growth Insights	$—	$72,925	$(72,925)
Large Cap Value Insights	—	32,174	(32,174)
Small Cap Equity Insights	—	(177)	177
Small Cap Growth Insights	—	(430,961)	430,961
Small Cap Value Insights	—	(52,393)	52,393
U.S. Equity Insights	—	25,156	(25,156)

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

9. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that a Fund is delayed in investing new cash and, as a result, maintains a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

9. OTHER RISKS (continued)

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Funds have unsettled or open transactions defaults.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Funds invest. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions by the U.S. or other governments, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Funds have exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Funds also invest in securities of issuers located in emerging markets, these risks may be more pronounced.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

October 31, 2015

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Large Cap Growth Insights Fund

	For the Fiscal Year Ended October 31, 2015		For the Fiscal Year Ended October 31, 2014

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	6,980,525	$158,182,514	1,140,971	$23,041,804
Reinvestment of distributions	29,769	663,856	29,429	536,186
Shares converted from Class B(a)	84,680	1,853,649	34,771	682,123
Shares redeemed	(2,780,922)	(61,357,303)	(972,493)	(19,422,128)
	4,314,052	99,342,716	232,678	4,837,985
Class B Shares(a)
Shares sold	1,430	28,727	4,202	79,218
Reinvestment of distributions	—	—	335	5,643
Shares converted to Class A	(92,267)	(1,853,649)	(37,723)	(682,123)
Shares redeemed	(26,872)	(539,733)	(64,301)	(1,155,549)
	(117,709)	(2,364,655)	(97,487)	(1,752,811)
Class C Shares
Shares sold	1,668,170	34,397,515	206,466	3,840,197
Reinvestment of distributions	2,142	43,723	2,208	36,935
Shares redeemed	(297,232)	(6,075,919)	(75,781)	(1,365,814)
	1,373,080	28,365,319	132,893	2,511,318
Institutional Shares
Shares sold	16,236,775	370,091,930	3,689,139	73,143,280
Reinvestment of distributions	113,490	2,601,195	167,029	3,125,118
Shares redeemed	(7,807,696)	(179,500,970)	(7,291,686)	(149,714,093)
	8,542,569	193,192,155	(3,435,518)	(73,445,695)
Service Shares
Shares sold	129,202	2,926,882	26,507	541,116
Reinvestment of distributions	224	4,945	—	—
Shares redeemed	(13,229)	(296,508)	(72,284)	(1,311,426)
	116,197	2,635,319	(45,777)	(770,310)
Class IR Shares
Shares sold	1,604,319	35,541,423	939,114	19,456,980
Reinvestment of distributions	11,163	245,693	452	8,140
Shares redeemed	(1,015,414)	(22,474,490)	(9,849)	(195,622)
	600,068	13,312,626	929,717	19,269,498
Class R Shares
Shares sold	521,668	11,563,543	12,928	263,010
Reinvestment of distributions	358	7,860	169	3,030
Shares redeemed	(77,735)	(1,703,414)	(8,006)	(159,897)
	444,291	9,867,989	5,091	106,143
Class R6 Shares(b)
Shares sold	418	10,005	—	—
Shares redeemed	—	(5)	—	—
	418	10,000	—	—
NET INCREASE (DECREASE)	15,272,966	$344,361,469	(2,278,403)	$(49,243,872)

(a)	Class B Shares were converted into Class A Shares at the close of business on November 14, 2014.
(b)	Commenced operations on July 31, 2015.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Large Cap Value Insights Fund

	For the Fiscal Year Ended October 31, 2015		For the Fiscal Year Ended October 31, 2014

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	902,296	$15,392,196	1,244,957	$20,053,474
Reinvestment of distributions	49,079	819,032	32,033	509,338
Shares converted from Class B(a)	6,658	113,458	1,748	28,286
Shares redeemed	(1,005,320)	(17,091,804)	(1,150,727)	(18,291,690)
	(47,287)	(767,118)	128,011	2,299,408
Class B Shares(a)
Shares sold	—	—	1,211	19,707
Reinvestment of distributions	—	—	73	1,120
Shares converted to Class A	(6,694)	(113,458)	(1,759)	(28,286)
Shares redeemed	(29,394)	(498,274)	(48,028)	(743,920)
	(36,088)	(611,732)	(48,503)	(751,379)
Class C Shares
Shares sold	235,997	3,989,634	260,358	4,120,167
Reinvestment of distributions	6,337	104,927	2,277	35,992
Shares redeemed	(300,441)	(5,066,530)	(209,275)	(3,277,855)
	(58,107)	(971,969)	53,360	878,304
Institutional Shares
Shares sold	4,901,399	82,201,640	9,200,717	146,961,493
Reinvestment of distributions	385,344	6,445,256	260,091	4,145,244
Shares redeemed	(10,882,262)	(184,786,985)	(2,999,668)	(47,610,683)
	(5,595,519)	(96,140,089)	6,461,140	103,496,054
Service Shares
Shares sold	183,049	3,146,866	83,939	1,351,563
Reinvestment of distributions	5,491	91,694	2,905	46,412
Shares redeemed	(118,827)	(2,023,233)	(70,290)	(1,097,018)
	69,713	1,215,327	16,554	300,957
Class IR Shares
Shares sold	313,549	5,305,827	301,660	4,816,810
Reinvestment of distributions	6,425	107,537	2,052	33,636
Shares redeemed	(310,210)	(5,271,427)	(12,031)	(194,521)
	9,764	141,937	291,681	4,655,925
Class R Shares
Shares sold	57,648	975,790	19,968	319,030
Reinvestment of distributions	387	6,328	27	420
Shares redeemed	(2,338)	(39,551)	(5,619)	(88,919)
	55,697	942,567	14,376	230,531
Class R6 Shares(b)
Shares sold	580	10,005	—	—
Reinvestment of distributions	3	46	—	—
Shares redeemed	—	(5)	—	—
	583	10,046	—	—
NET INCREASE (DECREASE)	(5,601,244)	$(96,181,031)	6,916,619	$111,109,800

(a)	Class B Shares were converted into Class A Shares at the close of business on November 14, 2014.
(b)	Commenced operations on July 31, 2015.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

October 31, 2015

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Small Cap Equity Insights Fund

	For the Fiscal Year Ended October 31, 2015		For the Fiscal Year Ended October 31, 2014

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	466,697	$8,958,486	641,097	$11,340,505
Reinvestment of distributions	—	—	19,655	335,904
Shares converted from Class B(a)	1,362	25,015	1,048	18,626
Shares redeemed	(869,634)	(16,742,214)	(971,627)	(16,959,478)
	(401,575)	(7,758,713)	(309,827)	(5,264,443)
Class B Shares(a)
Shares converted to Class A	(1,528)	(25,015)	(1,171)	(18,626)
Shares redeemed	(11,958)	(195,796)	(15,554)	(244,030)
	(13,486)	(220,811)	(16,725)	(262,656)
Class C Shares
Shares sold	135,642	2,304,561	164,552	2,568,567
Reinvestment of distributions	—	—	4,716	71,917
Shares redeemed	(242,355)	(4,088,653)	(300,056)	(4,687,663)
	(106,713)	(1,784,092)	(130,788)	(2,047,179)
Institutional Shares
Shares sold	1,320,351	26,154,847	2,281,008	41,635,800
Reinvestment of distributions	21,563	411,859	85,135	1,504,345
Shares redeemed	(3,538,107)	(68,844,250)	(3,763,367)	(68,685,300)
	(2,196,193)	(42,277,544)	(1,397,224)	(25,545,155)
Service Shares
Shares sold	57,853	1,105,413	19,056	329,321
Reinvestment of distributions	—	—	635	10,704
Shares redeemed	(105,174)	(1,938,964)	(72,479)	(1,252,817)
	(47,321)	(833,551)	(52,788)	(912,792)
Class IR Shares
Shares sold	48,785	949,246	5,380	93,695
Reinvestment of distributions	34	629	742	12,580
Shares redeemed	(14,659)	(275,001)	(87,244)	(1,467,122)
	34,160	674,874	(81,122)	(1,360,847)
Class R Shares
Shares sold	189,009	3,602,301	184,584	3,189,346
Reinvestment of distributions	—	—	4,093	69,045
Shares redeemed	(162,322)	(3,075,978)	(183,729)	(3,182,790)
	26,687	526,323	4,948	75,601
Class R6 Shares(b)
Shares sold	496	10,005	—	—
Shares redeemed	(1)	(5)	—	—
	495	10,000	—	—
NET DECREASE	(2,703,946)	$(51,663,514)	(1,983,526)	$(35,317,471)

(a)	Class B Shares were converted into Class A Shares at the close of business on November 14, 2014.
(b)	Commenced operations on July 31, 2015.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Small Cap Growth Insights Fund

	For the Fiscal Year Ended October 31, 2015		For the Fiscal Year Ended October 31, 2014

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	545,679	$17,350,391	131,364	$3,958,503
Reinvestment of distributions	64,770	1,925,847	82,953	2,433,841
Shares converted from Class B(a)	58,348	1,833,293	18,168	550,991
Shares redeemed	(306,789)	(9,648,220)	(183,697)	(5,542,646)
	362,008	11,461,311	48,788	1,400,689
Class B Shares(a)
Shares sold	—	—	1,244	31,476
Reinvestment of distributions	—	—	11,441	280,650
Shares converted to Class A	(70,295)	(1,833,293)	(21,791)	(550,991)
Shares redeemed	(8,938)	(233,385)	(25,306)	(638,773)
	(79,233)	(2,066,678)	(34,412)	(877,638)
Class C Shares
Shares sold	74,499	1,948,046	40,961	1,044,852
Reinvestment of distributions	18,097	445,240	25,501	631,416
Shares redeemed	(54,287)	(1,413,619)	(71,573)	(1,809,961)
	38,309	979,667	(5,111)	(133,693)
Institutional Shares
Shares sold	1,138,272	41,373,091	525,893	17,910,042
Reinvestment of distributions	45,703	1,541,332	30,824	1,015,038
Shares redeemed	(237,885)	(8,362,847)	(107,067)	(3,604,391)
	946,090	34,551,576	449,650	15,320,689
Class IR Shares
Shares sold	315,493	10,368,520	18,886	576,775
Reinvestment of distributions	2,448	73,879	1,716	50,902
Shares redeemed	(210,284)	(6,241,716)	(748)	(22,608)
	107,657	4,200,683	19,854	605,069
Class R Shares
Shares sold	54,765	1,671,819	23,971	709,212
Reinvestment of distributions	1,324	38,480	582	16,748
Shares redeemed	(8,145)	(254,189)	(3,626)	(108,220)
	47,944	1,456,110	20,927	617,740
Class R6 Shares(b)
Shares sold	271	10,005	—	—
Shares redeemed	—	(5)	—	—
	271	10,000	—	—
NET INCREASE	1,423,046	$50,592,669	499,696	$16,932,856

(a)	Class B Shares were converted into Class A Shares at the close of business on November 14, 2014.
(b)	Commenced operations on July 31, 2015.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

October 31, 2015

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Small Cap Value Insights Fund

	For the Fiscal Year Ended October 31, 2015		For the Fiscal Year Ended October 31, 2014

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	134,243	$5,261,353	118,394	$4,428,576
Reinvestment of distributions	48,801	1,870,547	13,561	495,786
Shares converted from Class B(a)	154,047	6,012,436	30,786	1,161,766
Shares redeemed	(380,194)	(14,892,445)	(454,680)	(17,026,064)
	(43,103)	(1,748,109)	(291,939)	(10,939,936)
Class B Shares(a)
Shares sold	—	—	2,688	70,930
Reinvestment of distributions	—	—	286	7,273
Shares converted to Class A	(223,262)	(6,012,436)	(44,413)	(1,161,766)
Shares redeemed	(35,384)	(953,437)	(55,810)	(1,450,108)
	(258,646)	(6,965,873)	(97,249)	(2,533,671)
Class C Shares
Shares sold	19,470	593,064	30,558	896,826
Reinvestment of distributions	11,198	335,036	225	6,477
Shares redeemed	(103,611)	(3,148,417)	(94,576)	(2,784,381)
	(72,943)	(2,220,317)	(63,793)	(1,881,078)
Institutional Shares
Shares sold	166,189	8,136,287	131,158	6,116,030
Reinvestment of distributions	5,823	278,565	1,849	84,000
Shares redeemed	(63,746)	(3,074,349)	(76,260)	(3,543,942)
	108,266	5,340,503	56,747	2,656,088
Class IR Shares
Shares sold	23,922	941,810	21,139	792,684
Reinvestment of distributions	989	37,771	281	10,225
Shares redeemed	(24,651)	(957,187)	(11,856)	(444,755)
	260	22,394	9,564	358,154
Class R Shares
Shares sold	133,943	5,296,609	10,745	407,844
Reinvestment of distributions	375	14,252	88	3,159
Shares redeemed	(33,476)	(1,287,248)	(12,678)	(468,929)
	100,842	4,023,613	(1,845)	(57,926)
Class R6 Shares(b)
Shares sold	205	10,005	—	—
Shares redeemed	—	(5)	—	—
	205	10,000	—	—
NET DECREASE	(165,119)	$(1,537,789)	(388,515)	$(12,398,369)

(a)	Class B Shares were converted into Class A Shares at the close of business on November 14, 2014.
(b)	Commenced operations on July 31, 2015.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	U.S. Equity Insights Fund

	For the Fiscal Year Ended October 31, 2015		For the Fiscal Year Ended October 31, 2014

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	489,069	$20,148,539	369,977	$13,778,014
Reinvestment of distributions	45,885	1,901,942	73,150	2,538,314
Shares converted from Class B(a)	75,598	3,085,169	29,712	1,100,583
Shares redeemed	(887,276)	(36,595,041)	(1,052,986)	(39,313,513)
	(276,724)	(11,459,391)	(580,147)	(21,896,602)
Class B Shares(a)
Shares sold	—	—	10,205	359,336
Reinvestment of distributions	—	—	484	15,783
Shares converted to Class A	(80,912)	(3,085,169)	(31,659)	(1,100,583)
Shares redeemed	(61,227)	(2,334,656)	(59,056)	(2,052,126)
	(142,139)	(5,419,825)	(80,026)	(2,777,590)
Class C Shares
Shares sold	183,157	6,931,701	98,598	3,376,844
Reinvestment of distributions	834	31,814	4,233	135,286
Shares redeemed	(178,172)	(6,731,425)	(189,899)	(6,450,588)
	5,819	232,090	(87,068)	(2,938,458)
Institutional Shares
Shares sold	2,051,350	84,969,389	1,234,543	47,132,166
Reinvestment of distributions	34,827	1,478,041	25,607	909,325
Shares redeemed	(1,775,794)	(74,669,520)	(538,939)	(20,498,630)
	310,383	11,777,910	721,211	27,542,861
Service Shares
Shares sold	68,476	2,788,613	2,316	85,612
Reinvestment of distributions	85	3,524	121	4,185
Shares redeemed	(15,949)	(650,758)	(3,842)	(143,333)
	52,612	2,141,379	(1,405)	(53,536)
Class IR Shares
Shares sold	217,171	8,858,924	10,392	389,426
Reinvestment of distributions	259	10,626	212	7,281
Shares redeemed	(130,350)	(5,389,955)	(1,392)	(50,514)
	87,080	3,479,595	9,212	346,193
Class R Shares
Shares sold	821,845	34,109,333	7,152	273,341
Reinvestment of distributions	149	6,126	77	2,636
Shares redeemed	(156,732)	(6,388,751)	(5,809)	(212,188)
	665,262	27,726,708	1,420	63,789
Class R6 Shares(b)
Shares sold	232	10,005	—	—
Shares redeemed	—	(5)	—	—
	232	10,000	—	—
NET INCREASE (DECREASE)	702,525	$28,488,466	(16,803)	$286,657

(a)	Class B Shares were converted into Class A Shares at the close of business on November 14, 2014.
(b)	Commenced operations on July 31, 2015.

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust

and Shareholders of Goldman Sachs Domestic Equity Insights Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Large Cap Growth Insights Fund, Goldman Sachs Large Cap Value Insights Fund, Goldman Sachs Small Cap Equity Insights Fund, Goldman Sachs Small Cap Growth Insights Fund, Goldman Sachs Small Cap Value Insights Fund, and Goldman Sachs U.S. Equity Insights Fund (collectively the “Funds”), funds of the Goldman Sachs Trust, at October 31, 2015, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian, brokers, transfer agent of the underlying funds, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 28, 2015

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Fund Expenses — Six Month Period Ended October 31, 2015 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Service, Class IR, Class R or Class R6 Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class C and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service, Class IR, Class R or Class R6 Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2015 through October 31, 2015, which represents a period of 184 out of 365 days. The Class R6 Example is based on the period from July 31, 2015 through October 31, 2015, which represents a period of 92 out of 365 days.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Large Cap Growth Insights Fund				Large Cap Value Insights Fund				Small Cap Equity Insights Fund
Share Class	Beginning Account Value 5/1/15	Ending Account Value 10/31/15		Expenses Paid for the 6 months ended 10/31/15*	Beginning Account Value 5/1/15	Ending Account Value 10/31/15		Expenses Paid for the 6 months ended 10/31/15*	Beginning Account Value 5/1/15	Ending Account Value 10/31/15		Expenses Paid for the 6 months ended 10/31/15*
Class A
Actual	$1,000.00	$1,022.10		$4.89	$1,000.00	$996.30		$4.83	$1,000.00	$980.50		$6.29
Hypothetical 5% return	1,000.00	1,020.37	+	4.89	1,000.00	1,020.37	+	4.89	1,000.00	1,018.85	+	6.41
Class C
Actual	1,000.00	1,017.90		8.70	1,000.00	992.30		8.59	1,000.00	976.80		10.02
Hypothetical 5% return	1,000.00	1,016.58	+	8.69	1,000.00	1,016.58	+	8.69	1,000.00	1,015.07	+	10.21
Institutional
Actual	1,000.00	1,024.00		2.86	1,000.00	998.40		2.82	1,000.00	982.70		4.30
Hypothetical 5% return	1,000.00	1,022.38	+	2.85	1,000.00	1,022.38	+	2.85	1,000.00	1,020.87	+	4.38
Service
Actual	1,000.00	1,021.40		5.40	1,000.00	995.80		5.33	1,000.00	980.20		6.84
Hypothetical 5% return	1,000.00	1,019.86	+	5.40	1,000.00	1,019.86	+	5.40	1,000.00	1,018.30	+	6.97
Class IR
Actual	1,000.00	1,023.30		3.62	1,000.00	997.50		3.57	1,000.00	981.90		5.05
Hypothetical 5% return	1,000.00	1,021.63	+	3.62	1,000.00	1,021.63	+	3.62	1,000.00	1,020.11	+	5.14
Class R
Actual	1,000.00	1,020.70		6.16	1,000.00	994.80		6.08	1,000.00	979.10		7.53
Hypothetical 5% return	1,000.00	1,019.11	+	6.16	1,000.00	1,019.11	+	6.16	1,000.00	1,017.59	+	7.68
Class R6(a)
Actual	1,000.00	998.30		1.36	1,000.00	985.90		1.45	1,000.00	981.20		2.15
Hypothetical 5% return	1,000.00	1,011.24	+	1.37	1,000.00	1,011.14	+	1.47	1,000.00	1,023.04	+	2.18

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Fund Expenses — Six Month Period Ended October 31, 2015 (Unaudited) (continued)

	Small Cap Growth Insights Fund				Small Cap Value Insights Fund				U.S. Equity Insights Fund
Share Class	Beginning Account Value 5/1/15	Ending Account Value 10/31/15		Expenses Paid for the 6 month ended 10/31/15*	Beginning Account Value 5/1/15	Ending Account Value 10/31/15		Expenses Paid for the 6 month ended 10/31/15*	Beginning Account Value 5/1/15	Ending Account Value 10/31/15		Expenses Paid for the 6 month ended 10/31/15*
Class A
Actual	$1,000.00	$982.40		$6.25	$1,000.00	$969.70		$6.21	$1,000.00	$997.10		$4.83
Hypothetical 5% return	1,000.00	1,018.90	+	6.36	1,000.00	1,018.90	+	6.36	1,000.00	1,020.37	+	4.89
Class C
Actual	1,000.00	978.70		9.97	1,000.00	965.90		9.96	1,000.00	993.40		8.59
Hypothetical 5% return	1,000.00	1,015.12	+	10.16	1,000.00	1,015.07	+	10.21	1,000.00	1,016.58	+	8.69
Institutional
Actual	1,000.00	984.20		4.30	1,000.00	971.50		4.22	1,000.00	999.10		2.82
Hypothetical 5% return	1,000.00	1,020.87	+	4.38	1,000.00	1,020.92	+	4.33	1,000.00	1,022.38	+	2.85
Service
Actual	N/A	N/A		N/A	N/A	N/A		N/A	1,000.00	996.60		5.33
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	1,000.00	1,019.86	+	5.40
Class IR
Actual	1,000.00	983.90		5.00	1,000.00	970.90		4.97	1,000.00	998.50		3.58
Hypothetical 5% return	1,000.00	1,020.16	+	5.09	1,000.00	1,020.16	+	5.09	1,000.00	1,021.63	+	3.62
Class R
Actual	1,000.00	981.00		7.49	1,000.00	968.40		7.49	1,000.00	995.90		6.09
Hypothetical 5% return	1,000.00	1,017.64	+	7.63	1,000.00	1,017.59	+	7.68	1,000.00	1,019.11	+	6.16
Class R6(a)
Actual	1,000.00	959.70		2.10	1,000.00	983.60		2.07	1,000.00	986.30		1.38
Hypothetical 5% return	1,000.00	1,010.46	+	2.15	1,000.00	1,010.51	+	2.10	1,000.00	1,011.22	+	1.39

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended October 31, 2015. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Service	Class IR	Class R	Class R6(a)
Large Cap Growth Insights	0.96%	1.71%	0.56%	1.06%	0.71%	1.21%	0.54%
Large Cap Value Insights	0.96	1.71	0.56	1.06	0.71	1.21	0.58
Small Cap Equity Insights	1.26	2.01	0.86	1.36	1.01	1.51	0.86
Small Cap Growth Insights	1.26	2.01	0.86	N/A	1.01	1.51	0.85
Small Cap Value Insights	1.25	2.00	0.85	N/A	1.00	1.51	0.83
U.S. Equity Insights	0.96	1.71	0.56	1.06	0.71	1.21	0.55

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.
(a)	Commenced operations on July 31, 2015.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Large Cap Growth Insights Fund, Goldman Sachs Large Cap Value Insights Fund, Goldman Sachs Small Cap Equity Insights Fund, Goldman Sachs Small Cap Growth Insights Fund, Goldman Sachs Small Cap Value Insights Fund, and Goldman Sachs U.S. Equity Insights Fund (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.

The Management Agreement was most recently approved for continuation until June 30, 2016 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 10-11, 2015 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held three meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. Such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Funds by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance and strategy and central funding); sales and distribution support groups and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of each Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), benchmark performance indices, and composites of accounts with comparable investment strategies managed by the Investment Adviser (in the case of the Large Cap Growth Insights and U.S. Equity Insights Funds), and general investment outlooks in the markets in which the Funds invest;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether a Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Funds;
(e)	fee and expense information for the Funds, including:
(i)	the relative management fee and expense levels of each Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the expense trends over time of each Fund; and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Funds, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Funds;
(g)	the undertakings of the Investment Adviser to waive a portion of its management fees and to limit certain expenses of each Fund that exceed specified levels, and a summary of contractual fee reductions made by the Investment Adviser and/or its affiliates over the past several years with respect to the Funds;

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of each Fund and the Trust as a whole to the Investment Adviser and its affiliates;
(i)	whether each Fund’s existing management fee schedule adequately addressed any economies of scale;
(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds, including the fees received by the Investment Adviser’s affiliates from the Funds for transfer agency, securities lending, portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Funds as a result of their relationship with the Investment Adviser;
(l)	information regarding commissions paid by the Funds and broker oversight, other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;
(m)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Funds by their unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administration services provided under the Management Agreement; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Funds’ compliance program; and periodic compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees and non-Rule 12b-1 shareholder service and/or administration fees with respect to the Funds. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual fund portfolios for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser.

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2014, and updated performance information prepared by the Investment Adviser using the peer groups identified by the Outside Data Provider as of March 31, 2015. The information on each Fund’s investment performance was provided for the one-, three-, five-, and ten-year periods ending on the applicable dates, to the extent that each Fund had been in existence for those periods. The Trustees also reviewed each Fund’s investment performance over time (including on a year-by-year basis) relative to its

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

performance benchmark. As part of this review, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions. The Trustees also received information comparing the Large Cap Growth Insights and U.S. Equity Insights Funds’ performance to that of composites of accounts with comparable investment strategies managed by the Investment Adviser.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel, in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management. They noted the efforts of the Funds’ portfolio management team to continue to enhance the investment models used in managing the Funds.

The Trustees noted that the Large Cap Growth Insights Fund’s Institutional Shares had placed in the first quartile of the Fund’s peer group for the one-, three-, and five-year periods and in the third quartile for the ten-year period, and had outperformed the Fund’s benchmark index for the one-, three-, and five-year periods and underperformed for the ten-year period ended March 31, 2015. They observed that the Large Cap Value Insights Fund’s Institutional Shares had placed in the first quartile of the Fund’s peer group for the one-, three-, and five-year periods and in the third quartile for the ten-year period, and had outperformed the Fund’s benchmark index for the one-, three-, and five-year periods and underperformed for the ten-year period ended March 31, 2015. They noted that the Small Cap Equity Insights Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the one-, three-, and five-year periods and in the fourth quartile for the ten-year period, and had outperformed the Fund’s benchmark index for the one- and five-year periods and underperformed for the three- and ten-year periods ended March 31, 2015. The Trustees observed that the Small Cap Growth Insights Fund’s Institutional Shares had placed in the first quartile of the Fund’s peer group for the one-, three-, and five-year periods, and had outperformed the Fund’s benchmark index for the one- and five-year periods and underperformed for the three-year period ended March 31, 2015. They noted that the Small Cap Value Insights Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the one- and five-year periods and in the third quartile for the three-year period, and had outperformed the Fund’s benchmark index for the one- and five-year periods and underperformed for the three-year period ended March 31, 2015. They observed that the U.S. Equity Insights Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the one-, three-, five-, and ten-year periods, and had outperformed the Fund’s benchmark index for the one-, three-, and five-year periods and underperformed for the ten-year period ended March 31, 2015.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by each Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of the Funds’ management fees and breakpoints to those of relevant peer groups and category universes; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and a five-year history comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s transfer agency, custody, and distribution fees, other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

In addition, the Trustees considered the Investment Adviser’s undertakings to waive a portion of its management fees and to limit certain expenses of the Funds that exceed specified levels. The Trustees also noted that certain changes were being made to existing fee waiver or expense limitation arrangements of the Small Cap Equity Insights and Small Cap Value Insights Funds that would have the effect of lowering total Fund expenses, with such changes taking effect in connection with the Funds’ next annual registration statement update. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Profitability

The Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and each of the Funds. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization had audited the expense allocation methodology and was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations. Profitability data for the Trust and each Fund were provided for 2014 and 2013, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for each of the Funds at the following annual percentage rates of the average daily net assets of the Funds:

Average Daily Net Assets	Large Cap Growth Insights Fund	Large Cap Value Insights Fund	Small Cap Equity Insights Fund	Small Cap Growth Insights Fund	Small Cap Value Insights Fund	U.S. Equity Insights Fund
First $1 billion	0.65%	0.60%	0.85%	0.85%	0.85%	0.65%
Next $1 billion	0.59	0.54	0.85	0.85	0.85	0.59
Next $3 billion	0.56	0.51	0.77	0.77	0.77	0.56
Next $3 billion	0.55	0.50	0.73	0.73	0.73	0.55
Over $8 billion	0.54	0.49	0.72	0.72	0.72	0.54

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertakings to waive a portion of its management fees and to limit certain expenses of the Funds that exceed specified levels. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds as stated above, including: (a) transfer agency fees received by Goldman, Sachs & Co. (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Funds; (c) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (d) fees earned by Goldman Sachs Agency Lending (“GSAL”), an affiliate of the Investment Adviser, as securities lending agent (and fees earned by the Investment Adviser for managing the fund in which the Funds’ cash collateral is invested); (e) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (f) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (g) Goldman Sachs’ retention of certain fees as Fund Distributor; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; and (i) the possibility that the working relationship between the Investment Adviser and the Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

The Trustees also considered the benefits to GSAL and the Investment Adviser from each Fund’s ability to participate in the securities lending program and observed that, although the benefits to GSAL and the Investment Adviser were meaningful, the

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

benefits to each Fund from its participation in the program were greater, as measured by the revenue received by the Fund in connection with the program.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Funds as a result of the size and reputation of the Goldman Sachs organization; (e) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Funds’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2016.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 73	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)	Mr. Bakhru is retired. He was formerly Director, Apollo Investment Corporation (a business development company) (2008-2013); President, ABN Associates (a management and financial consulting firm) (1994-1996 and 1998-2012); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007). Chairman of the Board of Trustees — Goldman Sachs Fund Complex.	136	None
Kathryn A. Cassidy Age: 61	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Fund Complex.	112	None
John P. Coblentz, Jr. Age: 74	Trustee	Since 2003	Mr. Coblentz is retired. Formerly, he was Partner, Deloitte & Touche LLP (a professional services firm) (1975-2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-2012). Trustee — Goldman Sachs Fund Complex.	136	None
Diana M. Daniels Age: 66	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (2007-Present), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Fund Complex.	112	None
Joseph P. LoRusso Age: 58	Trustee	Since 2010	Mr. LoRusso is retired. Formerly, he was President, Fidelity Investments Institutional Services Co. (“FIIS”) (2002-2008); Director, FIIS (2002-2008); Director, Fidelity Investments Institutional Operations Company (2003-2007); Executive Officer, Fidelity Distributors Corporation (2007-2008). Trustee — Goldman Sachs Fund Complex.	112	None
Herbert J. Markley Age: 65	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007-2009); and President, Agricultural Division, Deere & Company (2001-2007). Trustee — Goldman Sachs Fund Complex.	112	None
Jessica Palmer Age: 66	Trustee	Since 2007	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Fund Complex.	112	None

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Richard P. Strubel Age: 76	Trustee	Since 1987	Mr. Strubel is retired. Formerly, he served as Chairman of the Board of Trustees, Northern Funds (a family of retail and institutional mutual funds managed by Northern Trust Investments, Inc.) (2008-2014) and Trustee (1982-2014); Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); and Director, Gildan Activewear Inc. (a clothing marketing and manufacturing company) (2000-2014). He serves as Trustee Emeritus, The University of Chicago (1987-Present). Trustee — Goldman Sachs Fund Complex.	136	None
Roy W. Templin Age: 55	Trustee	Since 2013	Mr. Templin is retired. He is Chairman of the Board of Directors, Con-Way Incorporated (2014-Present); and was formerly Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Trustee — Goldman Sachs Fund Complex.	112	Con-Way Incorporated (a transportation, logistics and supply-chain management services company)
Gregory G. Weaver Age: 64	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Fund Complex.	112	Verizon Communications Inc.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustees*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 53	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President — Goldman Sachs Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Fund Complex (2001-2007). Trustee — Goldman Sachs Fund Complex (November 2007-Present and December 2002-May 2004).	135	None
Alan A. Shuch Age: 65	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Fund Complex.	112	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of October 31, 2015.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) December 31st of the year in which the Trustee turns 74 years of age, subject to waiver by a majority of the Trustees (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust. By resolution of the Board of Trustees determining that an extension of service would be beneficial to the Trust, the retirement age has been extended with respect to Richard P. Strubel.
[3]	The Goldman Sachs Fund Complex includes the Trust and Goldman Sachs Variable Insurance Trust (“GSVIT”). As of October 31, 2015, the Trust consisted of 98 portfolios (91 of which offered shares to the public) and GSVIT consisted of 14 portfolios. The Goldman Sachs Fund Complex also includes, with respect to Messrs. Bakhru, Coblentz and Strubel, Goldman Sachs Trust II (“GSTII”), Goldman Sachs BDC, Inc. (“GSBDC”), Goldman Sachs MLP Income Opportunities Fund (“GSMLP”), Goldman Sachs MLP and Energy Renaissance Fund (“GSMER”) and Goldman Sachs ETF Trust (“GSETF”), and with respect to Mr. McNamara, GSTII, GSMLP, GSMER and GSETF. GSTII consisted of seven portfolios (six of which offered shares to the public). GSBDC, GSMLP and GSMER each consisted of one portfolio. GSETF consisted of 14 portfolios (two of which offered shares to the public).
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held With the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 53	President and Trustee	Since 2007

Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President — Goldman Sachs Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Fund Complex (2001-2007).

Trustee — Goldman Sachs Fund Complex (November 2007-Present and December 2002-May 2004).

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 38	Secretary	Since 2012

Vice President, Goldman Sachs (August 2006-Present); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Fund Complex (August 2012-Present); and Assistant Secretary — Goldman Sachs Fund Complex (June 2012-August 2012).

Scott M. McHugh 200 West Street New York, NY 10282 Age: 44	Principal Financial Officer, Senior Vice President and Treasurer	Since 2009 (Principal Financial Officer since 2013)

Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Principal Financial Officer — Goldman Sachs Fund Complex (November 2013-Present);

Treasurer — Goldman Sachs Fund Complex (October 2009-Present);

Senior Vice President — Goldman Sachs Fund Complex (November 2009-Present); and Assistant Treasurer — Goldman Sachs Fund Complex (May 2007-October 2009).

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of October 31, 2015.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Goldman Sachs Trust — Domestic Equity Insights Funds — Tax Information (Unaudited)

For the year ended October 31, 2015, 100%, 100%, 100%, 87.57% and 100% of the dividends paid from net investment company taxable income by the Large Cap Growth Insights, Large Cap Value Insights, Small Cap Equity Insights, Small Cap Value Insights, and U.S. Equity Insights Funds, respectively, qualify for the dividends received deduction available to corporations.

For the year ended October 31, 2015, 100% of the dividends paid from net investment company taxable income by the Large Cap Growth Insights, Large Cap Value Insights, Small Cap Equity Insights, Small Cap Value Insights, and U.S. Equity Insights Funds, respectively, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

Pursuant to Section 852 of the Internal Revenue Code, the Small Cap Growth Insights Fund designates $4,119,103 and the Small Cap Value Insights Fund designates $2,180,611, or if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended October 31, 2015.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.02 trillion in assets under supervision as of September 30, 2015, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman, Sachs & Co. subject to legal, internal and regulatory restrictions.

Money Market1

Financial Square FundsSM

■	Financial Square Tax-Exempt Funds
■	Financial Square Treasury Solutions Fund[2]
■	Financial Square Government Fund
■	Financial Square Money Market Fund
■	Financial Square Prime Obligations Fund
■	Financial Square Treasury Instruments Fund
■	Financial Square Treasury Obligations Fund
■	Financial Square Federal Instruments Fund

Fixed Income

Short Duration and Government

■	Enhanced Income Fund
■	High Quality Floating Rate Fund
■	Limited Maturity Obligations Fund
■	Short Duration Government Fund
■	Short Duration Income Fund
■	Government Income Fund
■	Inflation Protected Securities Fund

Multi-Sector

■	Core Fixed Income Fund
■	Bond Fund
■	Global Income Fund
■	Strategic Income Fund

Municipal and Tax-Free

■	High Yield Municipal Fund
■	Dynamic Municipal Income Fund[3]
■	Short Duration Tax-Free Fund

Single Sector

■	Investment Grade Credit Fund
■	U.S. Mortgages Fund
■	High Yield Fund
■	High Yield Floating Rate Fund
■	Emerging Markets Debt Fund
■	Local Emerging Markets Debt Fund
■	Dynamic Emerging Markets Debt Fund

Fixed Income Alternatives

■	Long Short Credit Strategies Fund
■	Fixed Income Macro Strategies Fund

Fundamental Equity

■	Growth and Income Fund
■	Small Cap Value Fund
■	Small/Mid Cap Value Fund
■	Mid Cap Value Fund
■	Large Cap Value Fund
■	Capital Growth Fund
■	Strategic Growth Fund
■	Focused Growth Fund
■	Small/Mid Cap Growth Fund
■	Focused Value Fund
■	Flexible Cap Growth Fund
■	Concentrated Growth Fund
■	Technology Opportunities Fund[4]
■	Growth Opportunities Fund
■	Rising Dividend Growth Fund
■	Dynamic U.S. Equity Fund[5]
■	Income Builder Fund

Tax-Advantaged Equity

■	U.S. Tax-Managed Equity Fund
■	International Tax-Managed Equity Fund
■	U.S. Equity Dividend and Premium Fund
■	International Equity Dividend and Premium Fund

Equity Insights

■	Small Cap Equity Insights Fund
■	U.S. Equity Insights Fund
■	Small Cap Growth Insights Fund
■	Large Cap Growth Insights Fund
■	Large Cap Value Insights Fund
■	Small Cap Value Insights Fund
■	International Small Cap Insights Fund
■	International Equity Insights Fund
■	Emerging Markets Equity Insights Fund

Fundamental Equity International

■	Strategic International Equity Fund
■	Focused International Equity Fund
■	International Small Cap Fund
■	Asia Equity Fund
■	Emerging Markets Equity Fund[6]
■	N-11 Equity Fund

Select Satellite7

■	Real Estate Securities Fund
■	International Real Estate Securities Fund
■	Global Real Estate Securities Fund
■	Commodity Strategy Fund
■	Dynamic Commodity Strategy Fund
■	Dynamic Allocation Fund
■	Absolute Return Tracker Fund
■	Long Short Fund
■	Managed Futures Strategy Fund
■	MLP Energy Infrastructure Fund
■	Multi-Manager Alternatives Fund
■	Multi-Asset Real Return Fund
■	Retirement Portfolio Completion Fund
■	Absolute Return Multi-Asset Fund

Total Portfolio Solutions7

■	Global Managed Beta Fund
■	Multi-Manager Non-Core Fixed Income Fund
■	Multi-Manager U.S. Dynamic Equity Fund
■	Multi-Manager Global Equity Fund
■	Multi-Manager International Equity Fund
■	Tactical Tilt Implementation Fund
■	Balanced Strategy Portfolio
■	Multi-Manager Real Assets Strategy Fund
■	Growth and Income Strategy Portfolio
■	Growth Strategy Portfolio
■	Equity Growth Strategy Portfolio
■	Satellite Strategies Portfolio
■	Enhanced Dividend Global Equity Portfolio
■	Tax Advantaged Global Equity Portfolio

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.
[2]	Effective on September 30, 2015, the Goldman Sachs Financial Square Federal Fund was renamed the Goldman Sachs Financial Square Treasury Solutions Fund.
[3]	Effective on December 18, 2014, the Goldman Sachs Municipal Income Fund was renamed the Goldman Sachs Dynamic Municipal Income Fund.
[4]	Effective on July 31, 2015, the Goldman Sachs Technology Tollkeeper Fund was renamed the Goldman Sachs Technology Opportunities Fund.
[5]	Effective on April 30, 2015, the Goldman Sachs U.S. Equity Fund was renamed the Goldman Sachs Dynamic U.S. Equity Fund.
[6]	Effective at the close of business on October 23, 2015, the Goldman Sachs BRIC Fund (Brazil, Russia, India, China) was reorganized with and into the Goldman Sachs Emerging Markets Equity Fund.
[7]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.

Financial Square FundsSM is a registered service mark of Goldman, Sachs & Co.

*This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES

Ashok N. Bakhru, Chairman

Kathryn A. Cassidy

John P. Coblentz, Jr.

Diana M. Daniels

Joseph P. LoRusso

Herbert J. Markley

James A. McNamara

Jessica Palmer

Alan A. Shuch

Richard P. Strubel

Roy W. Templin

Gregory G. Weaver

OFFICERS James A. McNamara, President Scott M. McHugh, Principal Financial Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our website at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Fund holdings and allocations shown are as of October 31, 2015 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages. The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2015 Goldman Sachs. All rights reserved. 21582-TEMPL-12/2015 DOMINSAR-15 / 45K

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Gregory G. Weaver is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2015	2014	Description of Services Rendered

Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$3,662,967	$3,539,534	Financial Statement audits.

Audit-Related Fees:

• PwC	$138,000	$0	Other attest services.

Tax Fees:

• PwC	$848,676	$794,850	Tax compliance services provided in connection with the preparation and review of registrant’s tax returns.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2015	2014	Description of Services Rendered

Audit-Related Fees:

• PwC	$1,653,616	$1,486,420	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16 and semi annual updates relating to withholding tax accrual for non-US jurisdictions. These fees are borne by the Funds’ Adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the twelve months ended October 31, 2015 and October 31, 2014 were approximately $986,676 and $794,850 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2014 and December 31, 2013 were approximately $10.2 million and $9.8 million respectively. The figures for these entities are not yet available for the twelve months ended December 31, 2015. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2014 and 2013 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on July 8, 2015 for its International Equity Insights Funds.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust

Date:	January 7, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust

Date:	January 7, 2016

By:	/s/ Scott McHugh

Scott McHugh
Principal Financial Officer
Goldman Sachs Trust

Date:	January 7, 2016